Exhibit 10.1

EXECUTION VERSION

MAGNUM HUNTER RESOURCES CORP.

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

THIS FIRST AMENDMENT TO THE RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), which shall be effective on the first date that this Amendment is has been executed by the Required Amendment Parties (as defined herein), is made by and among all of the following: (i) each of the Debtors; (ii) Second Lien Backstoppers holding 50.1% or more of the Second Lien Backstoppers’ aggregate DIP Financing commitment or their transferees pursuant to a valid transfer under the Restructuring Support Agreement (the “Majority Second Lien Backstoppers”); and (iii) Noteholder Backstoppers holding 50.1% or more of the Noteholder Backstoppers’ aggregate DIP Financing commitment or their transferees pursuant to a valid transfer under the Restructuring Support Agreement (the “Majority Noteholder Backstoppers,” and, together with the Debtors and the Majority Second Lien Backstoppers, the “Required Amendment Parties”), and amends that certain Restructuring Support Agreement, dated as of December 15, 2015, by and among the Debtors and the Restructuring Support Parties (the “Restructuring Support Agreement”).  Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Restructuring Support Agreement.

RECITALS

WHEREAS, the Required Amendment Parties desire to amend the Restructuring Support Agreement to modify certain Milestones and approve and ratify the Amended Plan (as defined herein) as provided in this Amendment;

WHEREAS, Section 4 of the Restructuring Support Agreement permits the Debtors to extend a Milestone with the express prior written consent of the Majority Second Lien Backstoppers and the Majority Noteholder Backstoppers;

WHEREAS, Section 26 of the Restructuring Support Agreement permits modifications, amendments, or supplements to the Restructuring Support Agreement with the consent of the Required Amendment Parties;

WHEREAS, since the Debtors filed their Joint Chapter 11 Plan of Reorganization of Magnum Hunter Resources Corporation and its Debtor Affiliates [Docket No. 212] in their Chapter 11 Cases, the Debtors, the Required Amendment Parties, and the official committee of unsecured creditors appointed in the Chapter 11 Cases (the “Committee”) have engaged in good-faith arms-length negotiations regarding the terms of the Amended Plan;

WHEREAS, the Debtors, the Required Amendment Parties, and the Committee have reached an agreement regarding the terms of the Amended Plan, as memorialized therein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Required Amendment Parties hereto hereby agree to amend the Restructuring Support Agreement as follows:

AMENDMENT

1.             Amendments to the Restructuring Support Agreement.

(a)                                 Section 4(g) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:

(i) no later than February 12, 2016, the Bankruptcy Court shall have entered the RSA Assumption Order; (ii) no later than February 26, 2016, the Bankruptcy Court shall have entered an order approving the Disclosure Statement and the relief requested in the Disclosure Statement and Solicitation Motion; and (iii) no later than February 29, 2016, the Debtors shall have commenced solicitation on the Plan by mailing the Solicitation Materials to parties eligible to vote on the Plan;

(b)                                 Section 4(h) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:

no later than March 31, 2016, the Bankruptcy Court shall have commenced the Confirmation Hearing;

2.             Amended Plan.  The Required Amendment Parties hereby stipulate and agree that the First Amended Joint Chapter 11 Plan of Reorganization of Magnum Hunter Resources Corporation and its Debtor Affiliates (the “Amended Plan”), substantially in the form attached hereto as Exhibit A, is in form and substance acceptable to the Noteholder Backstoppers and the Second Lien Backstoppers in accordance with the Restructuring Support Agreement.

3.             Ratification.  Except as specifically provided for in this Amendment, no changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Restructuring Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.  Notwithstanding the effective date of this Amendment, this Amendment constitutes a valid extension of the applicable Milestones set forth in Section 4(g) of the Restructuring Support Agreement, in accordance with the final paragraph of Section 4 of the Restructuring Support Agreement.

4.             Effect of Amendment.  This Amendment shall be effective upon the first date that this Amendment has been executed by each of the Required Amendment Parties.   Following the effective date of this Amendment, whenever the Restructuring Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Restructuring Support Agreement as amended by this Amendment.

2

5.             Waiver of Certain Termination Rights.  The extension or waiver of certain Milestones as set forth in this Amendment is being effectuated in accordance with Section 4 of the Restructuring Support Agreement, and, therefore, such extension or waiver shall not constitute a Restructuring Support Party Termination Event pursuant to Section 7(a) of the Restructuring Support Agreement, or any other breach by any of the Debtors or the Restructuring Support Parties under the Restructuring Support Agreement, including, without limitation, a breach of the Debtors’ commitments under Section 6 of the Restructuring Support Agreement.

[Signature pages follow.]

3

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

ALPHA HUNTER DRILLING, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

BAKKEN HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

BAKKEN HUNTER CANADA, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

ENERGY HUNTER SECURITIES, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

HUNTER AVIATION, LLC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

HUNTER REAL ESTATE, LLC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

MAGNUM HUNTER MARKETING, LLC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

MAGNUM HUNTER PRODUCTION, INC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

MAGNUM HUNTER RESOURCES GP, LLC.

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

MAGNUM HUNTER RESOURCES, LP

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

MAGNUM HUNTER SERVICES, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

NGAS GATHERING, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

PRC WILLISTON, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

SHALE HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

TRIAD HOLDINGS, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

TRIAD HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

VIKING INTERNATIONAL RESOURCES CO., INC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

WILLISTON HUNTER ND, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

[Signature Page - First Amendment to Restructuring Support Agreement]

CVC GLOBAL CREDIT OPPORTUNITIES MASTER FUND, L.P.

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Scott Bynum
Name:	Scott Bynum
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

CVC GLOBAL CREDIT OPPORTUNITIES MASTER
FUND II, L.P.

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Scott Bynum
Name:	Scott Bynum
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

CVC CREDIT PARTNERS GLOBAL SPECIAL
SITUATIONS HOLDINGS, L.P.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

CVC EUROPEAN CREDIT OPPORTUNITIES
S.A R.L. ACTING IN RESPECT OF ITS COMPARTMENT A

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

CVC EUROPEAN CREDIT OPPORTUNITIES (NO.8)
S.A R.L.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

FARMSTEAD MASTER FUND, LTD.

By:	/s/ Michael Scott
Name:	Michael Scott
Title:	Managing Member

[Signature Page - First Amendment to Restructuring Support Agreement]

OC 530 OFFSHORE FUND, LTD.

By:	/s/ Graham Quigley
Name:	Graham Quigley
Title:	Director / CFO

[Signature Page - First Amendment to Restructuring Support Agreement]

KAYNE ANDERSON CAPITAL INCOME
PARTNERS (QP), L.P.

By: Kayne Anderson Capital Advisors, L.P., as
General Partners

By:	/s/ David Shladovsky
Name:	David Shladovsky
Title:	General Counsel

[Signature Page - First Amendment to Restructuring Support Agreement]

KAYNE ENERGY OPPORTUNITIES, L.P.

By: Kayne Anderson Capital Advisors, L.P., as
General Partners

By:	/s/ David Shladovsky
Name:	David Shladovsky
Title:	General Counsel

[Signature Page - First Amendment to Restructuring Support Agreement]

KAYNE ANDERSON INCOME PARTNERS, L.P.

By: Kayne Anderson Capital Advisors, L.P., as General Partners

By:	/s/ David Shladovsky
Name:	David Shladovsky
Title:	General Counsel

[Signature Page - First Amendment to Restructuring Support Agreement]

YOUNG MEN’S CHRISTIAN ASSOCIATION RETIREMENT FUND

By: Kayne Anderson Capital Advisors, L.P., as Investment Manager

By:	/s/ David Shladovsky
Name:	David Shladovsky
Title:	General Counsel

[Signature Page - First Amendment to Restructuring Support Agreement]

KAISER FOUNDATION HOSPITALS

By: Kayne Anderson Capital Advisors, L.P., as Investment Manager

By:	/s/ David Shladovsky
Name:	David Shladovsky
Title:	General Counsel

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ Frederick C. Wasch
Name:	Frederick C. Wasch
Title:	CFO, Raging Capital Management, LLC, Investment Manager, Raging Capital Master Fund, Ltd.

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ Edward O’Connell
Name:	Edward O’Connell
Title:	Director of Operations

RIVER BIRCH MASTER FUND L.P

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ Edward O’Connell
Name:	Edward O’Connell
Title:	Director of Operations

P RIVER BIRCH LTD.

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Third Point Partners Qualified LP

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Third Point Partners LP

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Third Point Offshore Master Fund LP

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Third Point Ultra Master Fund LP

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

Third Point Reinsurance Company Ltd

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO of the Investment manager

Third Point Reinsurance (USA) Ltd.

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO of the Investment manager

LYXOR / THIRD POINT FUND LTD.

[Signature Page - First Amendment to Restructuring Support Agreement]

By: Western Asset Management Company, as Investment Manager to its Clients

By:	/s/ Adam Wright
Name:	Adam Wright
Title:	Manager, U.S. Legal Affairs

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ Brendan Driscoll
Name:	Brendan Driscoll
Title:	COO / CFO

ALPINE SWIFT MASTER FUND, LP

WINGSPAN MASTER FUND, LP

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ Stephen Unger
Name:	Stephen Unger
Title:	Senior Vice President, General Counsel & Secretary

AMTRUST INTERNATIONAL INSURANCE, LTD.

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ Peter Rendall
Name:	Peter Rendall
Title:	COO

NATIONAL GENERAL REINSURANCE, LTD

[Signature Page - First Amendment to Restructuring Support Agreement]

By:	/s/ Sean Meeker
Name:	Sean Meeker
Title:	Analyst

Fifth Street Station, on behalf of itself and the funds it manages

[Signature Page - First Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies — NDT Senior Loan Fund L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies — Specialty Loan VG Fund, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

Highbridge Specialty Loan Institutional Holdings Limited

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

HPS Specialty Loan Sector D Investment Fund, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

Highbridge Aiguilles Rouges Sector A Investment Fund, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies — Specialty Loan Institutional Fund III, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies — Specialty Loan Fund III, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

GOLDMAN SACHS ASSET MANAGEMENT, L.P., on behalf of its participating funds and accounts listed on Schedule A

By:	/s/ Jean Joseph
Name:	Jean Joseph
Title:	Managing Director

[Signature Page - First Amendment to Restructuring Support Agreement]

Exhibit A

Amended Plan

SOLICITATION VERSION

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
MAGNUM HUNTER RESOURCES CORPORATION, et al.,(1)	) )	Case No. 15-12533 (KG)
)
Debtors.	)	(Jointly Administered)
)
)

SECOND AMENDED JOINT CHAPTER 11 PLAN OF REORGANIZATION OF MAGNUM HUNTER RESOURCES CORPORATION AND ITS DEBTOR AFFILIATES

Edward O. Sassower, P.C. (admitted pro hac vice)		Laura Davis Jones (DE Bar No. 2436)
Brian E. Schartz (admitted pro hac vice)		Colin R. Robinson (DE Bar No. 5524)
KIRKLAND & ELLIS LLP		Joseph M. Mulvihill (DE Bar No. 6061)
KIRKLAND & ELLIS INTERNATIONAL LLP		PACHULSKI STANG ZIEHL & JONES LLP
601 Lexington Avenue		919 North Market Street, 17th Floor
New York, New York 10022		P.O. Box 8705
Telephone:	(212) 446-4800	Wilmington, Delaware 19899-8705 (Courier 19801)
Facsimile:	(212) 446-4900	Telephone:	(302) 652-4100
Email:	edward.sassower@kirkland.com	Facsimile:	(302) 652-4400
	brian.schartz@kirkland.com	Email:	ljones@pszjlaw.com
- and -			crobinson@pszjlaw.com jmulvihill@pszjlaw.com
James H.M. Sprayregen, P.C.
Nora S. Tauke Schweighart (admitted pro hac vice) Justin R. Bernbrock (admitted pro hac vice)
Alexandra Schwarzman (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
300 North LaSalle
Chicago, Illinois 60654
Telephone:	(312) 862-2000
Facsimile:	(312) 862-2200
Email:	james.sprayregen@kirkland.com
nora.schweighart@kirkland.com justin.bernbrock@kirkland.com
alexandra.schwarzman@kirkland.com

Co-Counsel to the Debtors

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, include:  Magnum Hunter Resources Corporation (9278); Alpha Hunter Drilling, LLC (7505); Bakken Hunter Canada, Inc. (7777); Bakken Hunter, LLC (3862); Energy Hunter Securities, Inc. (9725); Hunter Aviation, LLC (8600); Hunter Real Estate, LLC (8073); Magnum Hunter Marketing, LLC (2527); Magnum Hunter Production, Inc. (7062); Magnum Hunter Resources GP, LLC (5887); Magnum Hunter Resources, LP (5958); Magnum Hunter Services, LLC (5725); NGAS Gathering, LLC (2054); NGAS Hunter, LLC (3737); PRC Williston LLC (1736); Shale Hunter, LLC (1952); Triad Holdings, LLC (8947); Triad Hunter, LLC (5830); Viking International Resources Co., Inc. (0097); and Williston Hunter ND, LLC (3798).  The location of the Debtors’ service address is:  909 Lake Carolyn Parkway, Suite 600, Irving, Texas 75039.

TABLE OF CONTENTS

ARTICLE I. DEFINED TERMS, RULES OF INTERPRETATION, COMPUTATION OF TIME, AND GOVERNING LAW		1
A.	Defined Terms	1
B.	Rules of Interpretation	21
C.	Computation of Time	22
D.	Governing Law	22
E.	Reference to Monetary Figures	22
F.	Reference to the Debtors or the Reorganized Debtors	22
G.	Controlling Document	22

ARTICLE II. ADMINISTRATIVE CLAIMS, PROFESSIONAL FEE CLAIMS, AND PRIORITY CLAIMS		23
A.	Administrative Claims	23
B.	Professional Compensation	24
C.	DIP Facility Claims and DIP Backstop Fee Claims	25
D.	Priority Tax Claims	25
E.	Statutory Fees	25

ARTICLE III. CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS		26
A.	Summary of Classification	26
B.	Treatment of Claims and Interests	27
C.	Special Provision Governing Unimpaired Claims	32
D.	Confirmation Pursuant to Sections 1129(a)(10) and 1129(b) of the Bankruptcy Code	32
E.	Elimination of Vacant Classes	32
F.	Voting Classes; Presumed Acceptance by Non-Voting Classes	33
G.	Intercompany Interests	33
H.	Subordinated Claims	33

ARTICLE IV. MEANS FOR IMPLEMENTATION OF THE PLAN		33
A.	Restructuring Transactions	33
B.	Sources of Consideration for Plan Distributions	34
C.	Corporate Existence	35
D.	Vesting of Assets in the Reorganized Debtors	35
E.	Cancellation of Existing Securities	36
F.	Corporate Action	37
G.	New Organizational Documents	38
H.	Directors and Officers of the Reorganized Debtors	38
I.	Effectuating Documents; Further Transactions	39
J.	Exemption from Certain Taxes and Fees	39
K.	Preservation of Causes of Action	39
L.	Release of Avoidance Actions	40
M.	Director and Officer Liability Insurance and Indemnification	40
N.	Management Incentive Plan	41
O.	Employee and Retiree Benefits	41

i

P.	Payment of Fees and Expenses of the Indenture Trustee	42
Q.	Payment of Fees and Expenses of the Bridge Facility Agent	42
R.	Payment of Fees and Expenses of the DIP Facility Agent	42
S.	Payment of Fees and Expenses of the Second Lien Agent	43
T.	Preservation of Royalty and Working Interests	43

ARTICLE V. TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES		43
A.	Assumption and Rejection of Executory Contracts and Unexpired Leases	43
B.	Claims Based on Rejection of Executory Contracts or Unexpired Leases	44
C.	Cure of Defaults for Assumed Executory Contracts and Unexpired Leases	45
D.	Indemnification Obligations	46
E.	Insurance Policies	46
F.	Modifications, Amendments, Supplements, Restatements, or Other Agreements	46
G.	Reservation of Rights	47
H.	Nonoccurrence of Effective Date	47
I.	Contracts and Leases Entered into After the Petition Date	47

ARTICLE VI. PROVISIONS GOVERNING DISTRIBUTIONS		47
A.	Timing and Calculation of Amounts to Be Distributed	47
B.	Unsecured Creditor Distribution Trust	48
C.	Unsecured Creditor Equity	49
D.	The DIP True-Up and the Second Lien True-Up	49
E.	Delivery of Distributions and Undeliverable or Unclaimed Distributions	49
F.	Registration or Private Placement Exemption	51
G.	Compliance with Tax Requirements	52
H.	Allocations	53
I.	No Postpetition Interest on Claims	53
J.	Setoffs and Recoupment	53
K.	Claims Paid or Payable by Third Parties	53

ARTICLE VII. PROCEDURES FOR RESOLVING CONTINGENT, UNLIQUIDATED, AND DISPUTED CLAIMS		54
A.	Creditor Claim Representative	54
B.	Allowance of Claims	56
C.	Claims and Interests Administration Responsibilities	56
D.	Estimation of Claims	56
E.	Adjustment to Claims Without Objection	57
F.	Time to File Objections to Claims	57
G.	Disallowance of Claims	57
H.	Amendments to Claims	57
I.	No Distributions Pending Allowance	58
J.	Distributions After Allowance	58

K.	Single Satisfaction of Claims	58

ARTICLE VIII. SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS		58
A.	Compromise and Settlement of Claims, Interests, and Controversies	58
B.	Discharge of Claims and Termination of Interests	60
C.	Term of Injunctions or Stays	60
D.	Release of Liens	60
E.	Releases by the Debtors	61
F.	Releases by Holders of Claims and Interests	62
G.	Exculpation	63
H.	Injunction	64
I.	Protection Against Discriminatory Treatment	64
J.	Recoupment	64
K.	Subordination Rights	65
L.	Reimbursement or Contribution	65

ARTICLE IX. CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN		65
A.	Conditions Precedent to the Confirmation Date	65
B.	Conditions Precedent to the Effective Date	67
C.	Waiver of Conditions	69
D.	Substantial Consummation	70
E.	Effect of Non-Occurrence of Conditions to the Confirmation Date or the Effective Date	70

ARTICLE X. MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN		70
A.	Modification and Amendments	70
B.	Effect of Confirmation on Modifications	70
C.	Revocation or Withdrawal of the Plan	71

ARTICLE XI. RETENTION OF JURISDICTION		71

ARTICLE XII. MISCELLANEOUS PROVISIONS		73
A.	Immediate Binding Effect	73
B.	Additional Documents	74
C.	Dissolution of the Committee	74
D.	Reservation of Rights	74
E.	Successors and Assigns	74
F.	Service of Documents	74
G.	Term of Injunctions or Stays	76
H.	Entire Agreement	76
I.	Exhibits	76
J.	Nonseverability of Plan Provisions	76
K.	Votes Solicited in Good Faith	77
L.	Closing of Chapter 11 Cases	77

M.	Waiver or Estoppel	77

INTRODUCTION

Magnum Hunter Resources Corporation and its debtor affiliates, as debtors and debtors in possession propose this joint plan of reorganization for the resolution of outstanding Claims against, and Interests in, the Debtors.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Article I.A hereof.  Holders of Claims and Interests should refer to the Disclosure Statement for a discussion of the Debtors’ history, businesses, assets, results of operations, historical financial information, and projections of future operations, as well as a summary and description of the Plan.  The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code.  The Committee Supports the Plan.

ALL HOLDERS OF CLAIMS AND INTERESTS, TO THE EXTENT APPLICABLE, ARE ENCOURAGED TO READ THE PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.

ARTICLE I.
DEFINED TERMS, RULES OF INTERPRETATION,
COMPUTATION OF TIME, AND GOVERNING LAW

A.                                    Defined Terms

As used in the Plan, capitalized terms have the meanings set forth below.

1.                                      “Administrative Claim” means a Claim for costs and expenses of administration of the Debtors’ Estates pursuant to sections 503(b), 507(a)(2), 507(b), or 1114(e)(2) of the Bankruptcy Code, including:  (a) the actual and necessary costs and expenses incurred after the Petition Date and through the Effective Date of preserving the Estates and operating the businesses of the Debtors; (b) Allowed Professional Fee Claims; and (c) all Allowed requests for compensation or expense reimbursement for making a substantial contribution in the Chapter 11 Cases pursuant to sections 503(b)(3), (4), and (5) of the Bankruptcy Code.

2.                                      “Administrative Claims Bar Date” means the deadline for Filing requests for payment of Administrative Claims (other than Professional Fee Claims) as set by the Court pursuant to the Administrative Claims Order or other Final Order.

3.                                      “Administrative Claims Order” means the order entered by the Court setting the Administrative Claims Bar Date [Docket No. 502].

4.                                      “Affiliate” shall have the meaning set forth in section 101(2) of the Bankruptcy Code.

5.                                      “Allowed” means with respect to any Claim, except as otherwise provided herein: (a) a Claim that is evidenced by a Proof of Claim or request for payment of an Administrative Claim Filed by the Claims Bar Date, Administrative Claims Bar Date, Final Administrative Claims Bar Date, Outside Rejection Damages Claim Deadline, or Governmental Bar Date, as applicable (or for which Claim under the Plan, the Bankruptcy Code, or pursuant to a Final Order a Proof of Claim is not or shall not be required to be Filed); (b) a Claim that is listed in the

Schedules as not contingent, not unliquidated, and not disputed, and for which no Proof of Claim, as applicable, has been timely Filed; or (c) a Claim Allowed pursuant to the Plan or a Final Order of the Court; provided that with respect to a Claim described in clauses (a) and (b) above, such Claim shall be considered Allowed only if and to the extent that with respect to such Claim no objection to the allowance thereof has been interposed within the applicable period of time fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules, or the Court, or such an objection is so interposed and the Claim, as applicable, shall have been Allowed by a Final Order.  Any Claim that has been or is hereafter listed in the Schedules as contingent, unliquidated, or disputed, and for which no Proof of Claim is or has been timely Filed, is not considered Allowed and shall be expunged without further action by the Debtors and without further notice to any party or action, approval, or order of the Court.  Notwithstanding anything to the contrary herein, no Claim of any Entity subject to section 502(d) of the Bankruptcy Code shall be deemed Allowed unless and until such Entity pays in full the amount that it owes such Debtor or Reorganized Debtor, as applicable.  For the avoidance of doubt, a Proof of Claim or request for payment of an Administrative Claim Filed after the Claims Bar Date, Administrative Claims Bar Date, Final Administrative Claims Bar Date, Outside Rejection Damages Claim Deadline, or Governmental Bar Date, as applicable, shall not be Allowed for any purposes whatsoever absent entry of a Final Order allowing such late-filed Claim.  “Allow” and “Allowing” shall have correlative meanings.

6.                                      “Avoidance Actions” means any and all actual or potential Claims and Causes of Action to avoid a transfer of property or an obligation incurred by the Debtors arising under chapter 5 of the Bankruptcy Code, including sections 544, 545, 547, 548, 549, 550, 551, and 553(b) of the Bankruptcy Code.

7.                                      “Backstoppers” means, collectively, the Second Lien Backstoppers and the Noteholder Backstoppers.

8.                                      “Bankruptcy Code” means title 11 of the United States Code, as amended and in effect during the pendency of the Chapter 11 Cases.

9.                                      “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, as applicable to the Chapter 11 Cases, promulgated under section 2075 of the Judicial Code and the general, local, and chambers rules of the Court other than the Local Rules.

10.                               “Bar Date Order” means the order entered by the Court setting the Claims Bar Date and the Governmental Bar Date [Docket No. 261].

11.                               “Bridge Facility Agent” means Cantor Fitzgerald Securities, as successor to Bank of Montreal, or any successor thereto, as loan administrator under the Bridge Financing Facility, solely in its capacity as such.

12.                               “Bridge Financing Facility” means the Fourth Amended and Restated Credit Agreement, dated as of October 22, 2014, by and among MHRC and the lenders and agents from time-to-time party thereto, as amended, including pursuant to the Sixth and Seventh Amendments dated as of November 3, 2015, and November 30, 2015, respectively.

13.                               “Business Day” means any day, other than a Saturday, Sunday, or “legal holiday” (as defined in Bankruptcy Rule 9006(a)).

14.                               “Cash” means the legal tender of the United States of America or the equivalent thereof.

15.                               “Cash Recovery General Unsecured Claim” means all (a) Allowed General Unsecured Claims as to which the holders thereof have not timely and properly elected the Unsecured Creditor Equity Option and (b) Convenience Claims.

16.                               “Causes of Action” means any action, claim, cause of action, controversy, demand, right, action, Lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, offset, power, privilege, license, and franchise of any kind or character whatsoever, whether known, unknown, contingent or non-contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law, or in equity or pursuant to any other theory of law.  For the avoidance of doubt, “Cause of Action” includes: (a) any right of setoff, counterclaim, or recoupment and any claim for breach of contract or for breach of duties imposed by law or in equity; (b) the right to object to Claims or Interests; (c) any Claim pursuant to section 362 or chapter 5 of the Bankruptcy Code; (d) any claim or defense including fraud, mistake, duress, and usury; and any other defenses set forth in section 558 of the Bankruptcy Code; and (e) any state or foreign law fraudulent transfer or similar claim.

17.                               “Chapter 11 Cases” means (a) when used with reference to a particular Debtor, the case pending for that Debtor under chapter 11 of the Bankruptcy Code in the Court and (b) when used with reference to all of the Debtors, the procedurally consolidated and jointly administered chapter 11 cases pending for the Debtors in the Court.

18.                               “Chapter 11 Compensation Order” means the order (or, collectively, the orders, if applicable), if any, to be entered by the Court, as contemplated in the Restructuring Support Agreement and in accordance with the consent rights set forth therein, authorizing the Debtors to implement and perform according to the key employee retention plans and/or the key employee incentive plans approved pursuant to such order [Docket No.    ].

19.                               “CIT Facility” means that certain Master Loan and Security Agreement, dated as of January 23, 2014, as amended, restated, modified, supplemented or replaced from time to time prior to the Petition Date, between Alpha Hunter Drilling, LLC and CIT Finance LLC, as lender, including Schedule No. 1 thereunder (as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date).

20.                               “CIT Secured Claims” means all Allowed Claims against Alpha Hunter Drilling, LLC arising on account of the CIT Facility, in the aggregate Allowed amount of $2,887,222.38.

21.                               “Claim” shall have the meaning set forth in section 101(5) of the Bankruptcy Code.

22.                               “Claims Bar Date” means the date established pursuant to the Bar Date Order by which Proofs of Claim, other than Administrative Claims and Claims held by Governmental Units, must be Filed.

23.                               “Claims Objection Deadline” means the deadline for objecting to a Claim, which shall be on the date that is the later of (a) 180 days after the Effective Date and (b) such other period of limitation as may be specifically fixed by the Debtors or the Reorganized Debtors, as applicable, or by an order of the Court for objecting to such Claims.

24.                               “Claims Register” means the official register of Claims against and Interests in the Debtors maintained by the Notice and Claims Agent.

25.                               “Class” means a category of holders of Claims or Interests as set forth in Article III hereof pursuant to section 1122(a) of the Bankruptcy Code.

26.                               “Committee” means the official committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102(a) of the Bankruptcy Code.

27.                               “Common Stock” means MHRC’s authorized and issued and outstanding common stock as of the Effective Date.

28.                               “Confirmation” means the entry of the Confirmation Order on the docket of the Chapter 11 Cases.

29.                               “Confirmation Date” means the date upon which the Court enters the Confirmation Order on the docket of the Chapter 11 Cases, within the meaning of Bankruptcy Rules 5003 and 9021.

30.                               “Confirmation Hearing” means the hearing held by the Court to consider Confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code.

31.                               “Confirmation Order” means a Final Order of the Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code, in form and substance satisfactory to the Debtors and Majority Backstoppers.

32.                               “Consummation” means the occurrence of the Effective Date.

33.                               “Contract Procedures Order” means the order entered by the Court authorizing and approving procedures for assumption or rejection of certain of the Debtors’ prepetition Executory Contracts and Unexpired Leases [Docket No. 667].

34.                               “Convenience Claim” means a General Unsecured Claim in an Allowed amount that is greater than $0 but less than or equal to $15,000.00.

35.                               “Court” means the United States Bankruptcy Court for the District of Delaware having jurisdiction over the Chapter 11 Cases, and, to the extent of the withdrawal of any reference under 28 U.S.C. § 157 and/or the General Order of the District Court pursuant to section 151 of title 28 of the United States Code, the United States District Court for the District of Delaware.

36.                               “Creditor Claim Representative” means either the Reorganized Debtors or the Unsecured Creditor Distribution Trustee, as determined in accordance with Article VII.A hereof, or either such Entities’ designee.

37.                               “Creditor Claim Representative Expenses” means all reasonable and documented fees, costs, and expenses incurred by the Creditor Claim Representative after the Effective Date in connection with the Creditor Claim Representative’s performance of its duties as set forth in the Plan and the Unsecured Creditor Distribution Trust Agreement, including any reasonable and documented administrative fees and expenses, reasonable advisor’s fees and expenses, reasonable insurance fees, and reasonable escrow expenses.  Creditor Claim Representative Expenses shall be paid in accordance with Article VII.A.3 hereof.

38.                               “Cure Claim” means a monetary Claim based upon the Debtors’ defaults under any Executory Contract or Unexpired Lease at the time such contract or lease is assumed by the Debtors pursuant to section 365 of the Bankruptcy Code.

39.                               “Cure Notice” means a notice of a proposed amount to be paid on account of a Cure Claim in connection with an Executory Contract or Unexpired Lease to be assumed or assumed and assigned under the Plan pursuant to section 365 of the Bankruptcy Code, which notice shall include (a) procedures for objecting to proposed assumptions or assumptions and assignments of Executory Contracts and Unexpired Leases, (b) Cure Claims to be paid in connection therewith, and (c) procedures for resolution by the Court of any related disputes.

40.                               “D&O Liability Insurance Policies” means all unexpired directors’, managers’, and officers’ liability insurance policies (including any “tail policy”) of any of the Debtors with respect to directors, managers, officers, and employees of the Debtors.

41.                               “Debtors” means, collectively, the following:  Magnum Hunter Resources Corporation; Alpha Hunter Drilling, LLC; Bakken Hunter Canada, Inc.; Bakken Hunter, LLC; Energy Hunter Securities, Inc.; Hunter Aviation, LLC; Hunter Real Estate, LLC; Magnum Hunter Marketing, LLC; Magnum Hunter Production, Inc.; Magnum Hunter Resources GP, LLC; Magnum Hunter Resources, LP; Magnum Hunter Services, LLC; NGAS Gathering, LLC; NGAS Hunter, LLC; PRC Williston LLC; Shale Hunter, LLC; Triad Holdings, LLC; Triad Hunter, LLC; Viking International Resources Co., Inc.; and Williston Hunter ND, LLC.

42.                               “Definitive Documentation” shall include every order entered by the Court, and every pleading, motion, proposed order, or document filed by the Debtors at any point prior to the Termination Date including, without limitation:  (a) the Plan (and all exhibits thereto) and the Confirmation Order; (b) the Disclosure Statement; (c) the solicitation materials with respect to the Plan; (d) the Interim DIP and Cash Collateral Order and the Final DIP and Cash Collateral Order and DIP Credit Agreement; (e) the Exit Financing and the Exit Financing Documents; and (f) any documents or agreements in connection with the Reorganized Debtors, including any shareholders’ agreements, certificates of incorporation, etc.  Any document that is included within this definition of “Definitive Documentation,” including any amendment, supplement, or modification thereof, shall be defined to be in form and substance satisfactory to the Majority Backstoppers.

43.                               “Description of Transaction Steps” means the description of the Restructuring Transactions as set forth in the Plan Supplement.

44.                               “DIP Backstop Fee” means 3% of the New Common Equity issued on the Effective Date, subject to dilution on account of the Management Incentive Plan, to be distributed Pro Rata to each Backstopper (based on each Backstopper’s commitments for the DIP Facility on the initial funding date under the DIP Credit Agreement) on the Effective Date.  The DIP Backstop Fee is an Allowed Administrative Claim.

45.                               “DIP Backstop Fee Claims” means the Allowed Administrative Claims held by each Backstopper arising under or related to the DIP Credit Agreement on account of the DIP Backstop Fee.

46.                               “DIP Credit Agreement” means that certain Debtor in Possession Credit Agreement, dated as of December 17, 2015, by and among MHRC, as borrower, each of the other Debtors as guarantors, each of the lenders from time to time party thereto, and the DIP Facility Agent.

47.                               “DIP Facility” means that certain $200 million senior secured multi-draw term loan credit facility provided pursuant to the DIP Credit Agreement.

48.                               “DIP Facility Agent” means Cantor Fitzgerald Securities, or any successor thereto, as administrative agent and collateral agent under the DIP Credit Agreement, solely in its capacity as such.

49.                               “DIP Facility Claims” means any Claim held by any of the DIP Facility Lenders or the DIP Facility Agent arising under or related to the DIP Credit Agreement or the Final DIP and Cash Collateral Order, including any Claim for principal, interest, and fees and expenses to the extent not otherwise satisfied pursuant to an Order of the Court, but excluding the DIP Backstop Fee.

50.                               “DIP Facility Lenders” means those certain lenders under the DIP Credit Agreement, solely in their capacity as such.

51.                               “DIP Loan Documents” means, collectively, the DIP Credit Agreement and other guarantee, security, and relevant documentation associated with the DIP Facility.

52.                               “DIP Recovery” means 28.8% of the New Common Equity issued on the Effective Date, subject to dilution on account of the Management Incentive Plan.

53.                               “DIP True-Up” means that certain New Common Equity distribution mechanism whereby, on each Equity Distribution Date (a) Reorganized MHRC shall issue and distribute to holders of Allowed DIP Claims, who shall share in such distribution Pro Rata with all holders of Allowed DIP Claims, additional New Common Equity in an amount of shares necessary to ensure that holders of Allowed DIP Claims shall continue to hold 28.8% of issued and outstanding New Common Equity in the aggregate (subject to dilution on account of the Management Incentive Plan); and (b) Reorganized MHRC shall issue and distribute to holders of Allowed DIP Backstop Fee Claims, who shall share in such distribution Pro Rata with all holders of Allowed DIP Backstop Fee Claims, additional New Common Equity in an amount of shares necessary to ensure that that holders of Allowed DIP Backstop Fee Claims shall continue to hold 3.0% of issued and outstanding New Common Equity in the aggregate (subject to dilution on account of the Management Incentive Plan).

54.                               “Disallowed” means, with respect to any Claim, or any portion thereof, that such Claim, or any portion thereof, is not Allowed.

55.                               “Disclosure Statement” means the Disclosure Statement for the Second Amended Joint Chapter 11 Plan of Reorganization of Magnum  Hunter Resources Corporation and its Debtor Affiliates, dated as of February 25, 2016, as may be amended, supplemented, or modified from time to time, including all exhibits and schedules thereto and references therein that relate to the Plan, in form and substance satisfactory to the Debtors and Majority Backstoppers, that is prepared and distributed in accordance with the Bankruptcy Code, the Bankruptcy Rules, and any other applicable law [Docket No.     ].

56.                               “Disputed” means, with respect to any Claim, a Claim that is not yet Allowed.

57.                               “Distribution Record Date” means the record date for purposes of making distributions under the Plan on account of Allowed Claims, which date shall be the Confirmation Date or such other date as designated in an order of the Court.

58.                               “DTC” means Depository Trust Company.

59.                               “Effective Date” means, with respect to the Plan, the date that is a Business Day selected by the Debtors with the consent of the Majority Backstoppers on which:  (a) no stay of the Confirmation Order is in effect; (b) all conditions precedent specified in Article IX.B have been satisfied or waived (in accordance with Article IX.C); and (c) the Plan is declared effective.

60.                               “EHH” means Eureka Hunter Holdings, LLC.

61.                               “EHP” means Eureka Hunter Pipeline, LLC.

62.                               “Entity” shall have the meaning set forth in section 101(15) of the Bankruptcy Code.

63.                               “Equipment and Other Note Claims” means each of the Wesbanco Secured Claims, CIT Secured Claims, Piaggio Secured Claims, and the Office Building Claims.

64.                               “Equity Distribution Date” means, unless otherwise ordered by the Court, each date after the Effective Date upon which the Reorganized Debtors shall issue and/or distribute New Common Equity (a) comprising the Unsecured Creditor Equity to holders of Allowed Equity Election General Unsecured Claims, (b) to holders of DIP Claims and DIP Backstop Fee Claims in accordance with the DIP True-Up, and (c) to holders of Second Lien Claims in accordance with the Second Lien True-Up.  The first Equity Distribution Date shall be the date that is the earlier of (i) the date that the total aggregate Allowed amount of Equity Election General Unsecured Claims reaches $25,000,000.00; or (ii) the date that is the last calendar day of the sixth month following the Effective Date.  Each subsequent Equity Distribution Date shall be the last calendar day of the third month following the previous Equity Distribution Date, until the reconciliation of all Equity Election General Unsecured Claims is complete, which day (or as soon thereafter as reasonable practicable) shall be the final Equity Distribution Date notwithstanding the fact that three months have not elapsed since the previous Equity Distribution Date.

65.                               “Equity Election General Unsecured Claim” means a General Unsecured Claim as to which a holder thereof has timely and properly elected the Unsecured Creditor Equity Option.  A holder of a General Unsecured Claim may choose the Unsecured Creditor Equity Option on its ballot when voting to accept or reject the Plan or on an equity election form provided by the Debtors or Reorganized Debtors to such holder pursuant to the order approving the Disclosure Statement, or if such holder’s General Unsecured Claims arises from the rejection of an Executory Contact or Unexpired Lease, on its applicable Proof of Claim Form.

66.                               “Estate” means, as to each Debtor, the estate created for the Debtor in its Chapter 11 Case pursuant to section 541 of the Bankruptcy Code.

67.                               “Eureka Employee Transfer” means the transfer, to occur on or after the Effective Date, of certain employees currently employed by the Debtor Magnum Hunter Services, LLC, but who provide services solely to the Eureka Entities, to an Affiliate of EHH (that is not a Debtor), in accordance with agreements between and among such entities (it being understood that no agreement regarding the Eureka Employee Transfer shall constitute a waiver of any Claims or Causes of Action, except to the extent set forth in any such agreement, between and among the Debtors and the Eureka Entities).

68.                               “Eureka Entities” means, EHH, EHP, Eureka Hunter Land, LLC, TransTex Hunter, LLC, and any other subsidiary of EHH.

69.                               “Exculpated Party” means each of the following solely in its capacity as such:  (a) the Debtors; (b) the Reorganized Debtors; (c) the Backstoppers (in all of their various capacities in the Chapter 11 Cases); (d) the Indenture Trustee; (e) the Bridge Facility Agent; (f) the DIP Facility Agent; (g) the DIP Facility Lenders; (h) the Exit Financing Agent; (i) the Exit Financing Lenders; (j) the Committee and each of its members, solely in their respective capacity as such; (k) the Second Lien Agent; (l) the Unsecured Creditor Distribution Trustee; and (m) with respect to each of the foregoing Entities in clauses (a) through (l), such Entity and its current and former Affiliates, and such Entities’ and their current and former Affiliates’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each solely in their capacity as such.

70.                               “Executory Contract” means a contract or lease to which one or more of the Debtors is a party that is subject to assumption or rejection under sections 365 or 1123 of the Bankruptcy Code.

71.                               “Exit Financing” means a new credit facility or credit facilities in the aggregate committed amount, on terms and conditions (including amount), and with lenders, satisfactory to Majority Backstoppers and the Debtors.

72.                               “Exit Financing Agent” means the administrative agent and collateral agent under the Exit Financing, or any successor thereto, solely in its capacity as such.

73.                               “Exit Financing Documents” means the Exit Financing credit facility and any other guarantee, security, and relevant documentation with respect to the Exit Financing.

74.                               “Exit Financing Lender” means each lender under the Exit Financing, solely in its capacity as such.

75.                               “Federal Judgment Rate” means the federal judgment rate in effect as of the Petition Date, compounded annually.

76.                               “File,” “Filed,” or “Filing” means file, filed, or filing in the Chapter 11 Cases with the Court or, with respect to the filing of a Proof of Claim or proof of Interest, the Notice and Claims Agent.

77.                               “Final Administrative Claims Bar Date” means the deadline for Filing requests for payment of Administrative Claims, which: (a) with respect to Administrative Claims, other than Professional Fee Claims, arising in the time period between the Administrative Claims Bar Date and the Effective Date, shall be 30 days after the Effective Date; and (b) with respect to Professional Fee Claims, shall be 45 days from the Effective Date.

78.                               “Final DIP and Cash Collateral Order” means the Final Order entered by the Court authorizing the Debtors to (a) obtain postpetition secured financing pursuant to the DIP Credit Agreement, (b) use cash collateral during the pendency of the Chapter 11 Cases, and (c) granting certain related relief [Docket No. 264].

79.                               “Final Order” means (i) an order or judgment of the Court, as entered on the docket in any Chapter 11 Case (or any related adversary proceeding or contested matter) or the docket of any other court of competent jurisdiction, or (ii) an order or judgment of any other court having jurisdiction over any appeal from (or petition seeking certiorari or other review of) any order or judgment entered by the Court (or any other court of competent jurisdiction, including in an appeal taken) in the Chapter 11 Cases (or in any related adversary proceeding or contested matter), in each case that has not been reversed, stayed, modified, or amended, and as to which the time to appeal, or seek certiorari or move for a new trial, reargument, or rehearing has expired according to applicable law and no appeal or petition for certiorari or other proceedings for a new trial, reargument, or rehearing has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been or may be timely Filed has been withdrawn or resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought or the new trial, reargument, or rehearing shall have been denied, resulted in no modification of such order, or has otherwise been dismissed with prejudice; provided, however, that the possibility a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or the Local Rules, may be filed relating to such order shall not prevent such order from being a Final Order.

80.                               “General Unsecured Claim” means any Unsecured Claim against any Debtor (including, for the avoidance of doubt, any Claim arising from the rejection of an Executory Contract or Unexpired Lease and Claims held by any of the Eureka Entities against any of the Debtors) that is not otherwise paid in full during the Chapter 11 Cases pursuant to an order of the Court, other than an Administrative Claim, a Professional Fee Claim, a Priority Tax Claim, an Other Priority Claim, a Note Claim, a Section 510(b) Claim, or an Intercompany Claim.  For the avoidance of doubt, General Unsecured Claims shall not include any Claim, including any deficiency Claim, arising under or related to the Second Lien Credit Agreement.

81.                               “Governmental Unit” shall have the meaning set forth in section 101(27) of the Bankruptcy Code.

82.                               “Governmental Bar Date” means the date established pursuant to the Bar Date Order by which Proofs of Claim of Governmental Units must be Filed.

83.                               “Impaired” means, with respect to a Class of Claims or Interests, a Class of Claims or Interests that is not Unimpaired.

84.                               “Indemnification Obligations” means each of the Debtors’ indemnification obligations in place as of the Effective Date, whether in the bylaws, certificates of incorporation or formation, limited liability company agreements, other organizational or formation documents, board resolutions, management or indemnification agreements, or employment contracts, for the current and former directors and the officers of the Debtors; provided however that the Indemnification Obligations shall not include any indemnification obligations arising under the D&O Liability Insurance Policies.

85.                               “Indenture” means that certain Indenture, dated as of May 16, 2012, as amended, restated, modified, supplemented, or replaced from time to time, for the 9.750% Senior Notes Due 2020, among MHRC, each of the guarantors party thereto, the Indenture Trustee, and Citibank, N.A., as paying agent, registrar, and authenticating agent.

86.                               “Indenture Trustee” means Wilmington Trust, National Association, or any successor thereto, as trustee under the Indenture.

87.                               “Indenture Trustee Charging Lien” means any Lien or other priority in payment to which the Indenture Trustee is entitled, pursuant to the Indenture, against distributions to be made to holders of Note Claims for payment of any Indenture Trustee Fees.

88.                               “Indenture Trustee Fees” means the reasonable and documented compensation, fees, expenses, disbursements, and claims for indemnity, subrogation, and contribution including, without limitation, attorneys’ fees, financial advisors’ fees, and agents’ fees, expenses and disbursements, incurred by or owed to the Indenture Trustee, whether prior to or after the

Petition Date, and whether prior to or after the consummation of the Plan, in each case under the Indenture.

89.                               “Insider” has the meaning set forth in section 101(31) of the Bankruptcy Code.

90.                               “Intercompany Claim” means any Claim held by one Debtor or a Non-Debtor Subsidiary against another Debtor; provided that Claims held by any of the Eureka Entities against any of the Debtors shall not be considered Intercompany Claims.

91.                               “Intercompany Interest” means, other than an Interest in MHRC, an Interest in one Debtor or Non-Debtor Subsidiary held by another Debtor; provided that any Interests held by any of the Debtors in any of the Eureka Entities shall not be considered Intercompany Interests.

92.                               “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of October 22, 2014 and as amended from time to time prior to the date hereof, by and among MHRC, certain grantors, Cantor Fitzgerald Securities, as senior representative (and successor to Bank of Montreal), and Credit Suisse AG, Cayman Islands Branch, as second priority representative.

93.                               “Interests” means the common stock, preferred stock, limited liability company interests, and any other equity, ownership, or profits interests of any Debtor, including, without limitation, the Preferred Stock, and the Common Stock, and options, warrants, rights, or other securities or agreements to acquire the common stock, preferred stock, limited liability company interests, or other equity, ownership, or profits interests of any Debtor (whether or not arising under or in connection with any employment agreement), including any Claim against the Debtors that is subject to subordination pursuant to section 510(b) of the Bankruptcy Code arising from or related to any of the foregoing, provided, however, that the term “Interests” shall not include the Intercompany Interests.

94.                               “Interim Compensation Order” means the order entered by the Court establishing procedures for the compensation of Professionals [Docket No. 410].

95.                               “Interim DIP and Cash Collateral Order” means the interim order entered by the Court authorizing the Debtors, on an interim basis, to (a) obtain postpetition secured financing pursuant to the DIP Credit Agreement, (b) use cash collateral during the pendency of the Chapter 11 Cases, and (c) granting certain related relief [Docket No. 75].

96.                               “Judicial Code” means title 28 of the United States Code, 28 U.S.C. §§ 1—4001.

97.                               “Lien” shall have the meaning set forth in section 101(37) of the Bankruptcy Code.

98.                               “Local Rules” means the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware.

99.                               “Majority Backstoppers” means, together, the Majority Noteholder Backstoppers and the Majority Second Lien Backstoppers.

100.                        “Majority Noteholder Backstoppers” means Noteholder Backstoppers holding, in aggregate, 50.1% or more of the Noteholder Backstoppers’ aggregate commitment under the DIP Credit Agreement.

101.                        “Majority Second Lien Backstoppers” means Second Lien Backstoppers holding, in aggregate, 50.1% or more of the Second Lien Backstoppers’ aggregate commitment under the DIP Credit Agreement.

102.                        “Management Incentive Plan” means that certain post-Effective Date management and New MHRC Board equity incentive plan.

103.                        “Material Adverse Change” means any change, effect, fact, event, occurrence, condition, circumstance or development after the Petition Date, that, individually or in the aggregate, (a) is, or is reasonably likely to have, a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties, contingent liabilities, or material agreements or prospects of the Debtors, taken as a whole, since June 30, 2015 or (b) would reasonably be expected to prevent or materially restrict or delay the ability of the Debtors to perform their respective material obligations under the DIP Loan Documents, in each case other than any change, effect, fact, event, occurrence, condition, circumstance or development resulting from (i) the effect of any change in the United States or foreign economies or securities, commodities or financial markets; (ii) the effect of any change arising in connection with hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway; (iii) the effect of any action taken by Backstoppers or their Affiliates with respect to the DIP Facility or with respect to the Debtors (including through such persons’ participation in the Chapter 11 Cases); (iv) the effect of any changes in applicable laws or accounting rules; and (v) any effect resulting from the filing or public announcement of the Chapter 11 Cases.

104.                        “MHRC” means Magnum Hunter Resources Corporation, a Delaware corporation, the ultimate parent of each of the Debtors and the predecessor to Reorganized MHRC.

105.                        “New Boards” means the initial board of directors, members, or managers, as applicable, of each Reorganized Debtor, including the New MHRC Board.

106.                        “New Common Equity” means the common stock or limited liability company interests, as applicable, of Reorganized MHRC to be issued pursuant to the Plan on the Effective Date, which, initially, shall not be listed on a national exchange.

107.                        “New MHRC Board” means Reorganized MHRC’s initial board of directors, as determined pursuant to Article IV.H.

108.                        “New Organizational Documents” means the form of the certificates or articles of incorporation, bylaws, or such other applicable formation documents of each of the Reorganized Debtors, including the New Shareholders’ Agreement, which forms shall be included in the Plan Supplement, in each case in form and substance satisfactory to the Debtors and Majority Backstoppers.

109.                        “New Shareholders’ Agreement” means that shareholders’ agreement that will govern certain matters related to the governance of Reorganized MHRC, a draft of which shall be included in the Plan Supplement and which shall be in form and substance satisfactory to the Debtors and the Majority Backstoppers.

110.                        “NHIP” means North Haven Infrastructure Partners II Buffalo Holdings LLC (f/k/a MSIP II Buffalo Holdings LLC), MHRC’s joint venture partner in EHH.

111.                        “Non-Debtor Subsidiaries” means all of MHRC’s wholly and not-wholly owned subsidiaries who are not Debtors in these Chapter 11 Cases, including:  (a) Arkoma Gathering, LLC; (b) Eureka Hunter Holdings, LLC; (c) Eureka Hunter Pipeline, LLC; (d) Eureka Hunter Land, LLC; (e) TransTex Hunter, LLC; (f) Magnum Hunter Midstream, LLC; (g) MHR Acquisition Company I, LLC; (h) MHR Acquisition Company II, LLC; (i) MHR Acquisition Company III, LLC; (j) NSE Hunter, LLC; (k) Outback Shale Hunter Pty Ltd; (l) Sentra Corporation; (m) Triad Hunter Gathering, LLC; (n) VIRCO Pipeline of Ohio, LLC; (o) VIRCO Pipeline of West Virginia, LLC; (p) 54NG, LLC; (q) Daugherty Petroleum N.D. Ventures, LLC; and (r) MHR Management, LLC.  For the avoidance of doubt, the Eureka Entities are not Debtors in these Chapter 11 Cases.

112.                        “Note Claims” means all claims against the Debtors arising on account of the Indenture and the Notes.

113.                        “Noteholder Backstoppers” means AmTrust Financial Services, Inc., CVC Capital Partners, Farmstead Capital Management LLC, Kayne Anderson Capital Advisors, L.P., Raging Capital Management LLC, River Birch Capital, LLC, Third Point LLC, Western Asset Management Co., Wingspan Investment Management, LP, and any party that is a valid transferee of a Note Claim from any such institution (or from any such valid transferee) under and in accordance with the Restructuring Support Agreement.

114.                        “Noteholder Recovery Equity” means 31.33% of the New Common Equity issued on the Effective Date and subject to (a) dilution on account of the Management Incentive Plan; (b) dilution on account of the New Common Equity comprising the Unsecured Creditor Equity and issued and distributed to holders of Allowed Equity Election General Unsecured Claims; (c) dilution on account of the New Common Equity issued and distributed to holders of Allowed DIP Claims and Allowed DIP Backstop Fee Claims on account of the DIP True-Up; and (d) dilution on account of the New Common Equity issued and distributed to holders of Allowed Second Lien Claims on account of the Second Lien True-Up.

115.                        “Noteholders” means holders of the Notes.

116.                        “Notes” means the senior notes issued pursuant to the Indenture.

117.                        “Notice and Claims Agent” means Prime Clerk LLC, the notice, claims, and solicitation agent retained by the Debtors in the Chapter 11 Cases pursuant to the order appointing Prime Clerk LLC as the notice and claims agent for the Debtors in their Chapter 11 Cases, entered by the Court on December 16, 2015 [Docket No. 62].

118.                        “Office Building Claims” means all claims against Magnum Hunter Production, Inc. arising on account of the Office Building Facility, in the aggregate Allowed amount of $3,622,038.54.

119.                        “Office Building Facility” means that certain Business Loan Agreement, dated as of February 17, 2010, as amended, restated, modified, supplemented or replaced from time to time, between Magnum Hunter Production, Inc., as successor to Daugherty Petroleum, Inc., and Traditional Bank, Inc., as lender.

120.                        “Ordinary Course Professionals” shall mean the various attorneys, accountants, auditors, and other professionals the Debtors employ in the ordinary course of their business and retained by the Debtors pursuant to, and who are subject to, the Ordinary Course Professionals Order.

121.                        “Ordinary Course Professionals Order” shall mean the order entered by the Court establishing the procedures for retaining and compensating the Ordinary Course Professionals [Docket No. 429].

122.                        “Other Priority Claim” means any Claim other than an Administrative Claim or a Priority Tax Claim entitled to priority in right of payment under section 507(a) of the Bankruptcy Code, to the extent such claim has not already been paid during the Chapter 11 Cases.

123.                        “Other Secured Claim” means any Secured Claim other than the following:  (a) a DIP Facility Claim; (b) a Second Lien Claim; (c) an Equipment and Other Note Claim; or (d) a Priority Tax Claim.  For the avoidance of doubt, “Other Secured Claims” includes any Claim arising under, derived from, or based upon any letter of credit issued for the account of one or more Debtors, the reimbursement obligation for which is either secured by a Lien on collateral or is subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code.

124.                        “Outside Rejection Damages Claim Deadline” means the date that is one day before the Governmental Bar Date, or such other date as may be agreed to by the Reorganized Debtors and the Committee or the Unsecured Creditor Distribution Trustee (as applicable) or as may be ordered by the Court.

125.                        “Person” shall have the meaning set forth in section 101(41) of the Bankruptcy Code.

126.                        “Petition Date” means December 15, 2015, the date on which each of the Debtors Filed their voluntary petitions for relief commencing the Chapter 11 Cases.

127.                        “Piaggio Facility” means that certain Loan Agreement, dated as of December 14, 2011, as amended, restated, modified, supplemented or replaced from time to time, between MHRC and Capital One, National Association, as lender.

128.                        “Piaggio Secured Claims” means all Claims against MHRC arising on account of the Piaggio Facility, in the aggregate Allowed amount of $2,568,824.83.

129.                        “Plan” means this chapter 11 plan, as it may be altered, amended, modified, or supplemented from time to time in accordance with the Restructuring Support Agreement and the terms hereof, including the Plan Supplement and all exhibits, supplements, appendices, and schedules to the Plan, in all cases in form and substance satisfactory to the Debtors and the Majority Backstoppers.

130.                        “Plan Supplement” means the compilation of documents and forms of documents, schedules, and exhibits to the Plan, each of which shall be in form and substance reasonably acceptable to the Debtors, Majority Backstoppers, and/or their advisors (and with respect to the Description of Transaction Steps and the Unsecured Creditor Distribution Trust Agreement, reasonably acceptable to the Committee and/or its advisors) (as amended, supplemented, or modified from time to time in accordance with the terms hereof, the Bankruptcy Code, the Bankruptcy Rules, and the Restructuring Support Agreement), to be Filed by the Debtors no later than 10 Business Days before the Voting Deadline, and additional documents or amendments to previously Filed documents, Filed before the Confirmation Date as amendments to the Plan Supplement (which, for the avoidance of doubt, shall also be in form and substance reasonably acceptable to the Debtors, the Majority Backstoppers, and their advisors), including the following, as applicable:  (a) the New Organizational Documents; (b) the Exit Financing Documents (which, for the purposes of the Plan Supplement, may consist solely of a commitment letter, letter of intent, or other indication of interest); (c) the Schedule of Rejected Executory Contracts and Unexpired Leases; (d) the Schedule of Assumed Executory Contracts and Unexpired Leases; (e) a list of retained Causes of Action; (f) the New Shareholders’ Agreement; (g) a description of the Eureka Employee Transfer; (h) the Description of Transaction Steps; (i) the terms of the Samson Note; (j) Unsecured Creditor Distribution Trust Agreement; (k) the Debtors’ decision with regard to the treatment of Class 3 Claims to the extent they are Allowed on the Effective Date; and (l) any and all other documentation necessary to effectuate the Restructuring Transactions or that is contemplated by the Plan; provided, however that, to the extent the Exit Financing Documents (which, for the purposes of the Plan Supplement, may consist solely of a commitment letter, letter of intent, or other indication of interest) are not Filed 10 Business Days before the Voting Deadline such documents will be filed no later than the date of the Confirmation Hearing.  The Debtors shall have the right to amend the documents contained in, and exhibits to, the Plan Supplement through the Effective Date consistent with the Restructuring Support Agreement and with the consent of Majority Backstoppers (and with respect to the Description of Transaction Steps and the Unsecured Creditor Distribution Trust Agreement, reasonably acceptable to the Committee and/or its advisors).

131.                        “Preferred Stock” means all issuances of preferred stock issued by any of the Debtors, including (a) the 10.25% Series C Cumulative Perpetual Preferred Stock; (b) the 8.0% Series D Cumulative Preferred Stock; and (c) the 8.0% Series E Cumulative Convertible Preferred Stock.

132.                        “Priority Tax Claim” means any Claim of a Governmental Unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.

133.                        “Pro Rata” means, unless indicated otherwise, the proportion that an Allowed Claim or Allowed Interest in a particular Class bears to the aggregate amount of Allowed Claims or Allowed Interests in that respective Class, or the proportion that Allowed Claims or Allowed Interests in a particular Class bear to the aggregate amount of Allowed Claims or Allowed Interests in a particular Class and other Classes entitled to share in the same recovery as such Allowed Claim or Allowed Interests under the Plan.

134.                        “Professional” means an Entity employed pursuant to a Court order in accordance with sections 327 or 1103 of the Bankruptcy Code and to be compensated for services rendered before or on the Effective Date, pursuant to sections 327, 328, 329, 330, or 331 of the Bankruptcy Code.

135.                        “Professional Fee Claims” means all Administrative Claims for the compensation of Professionals and the reimbursement of expenses incurred by such Professionals through and including the Effective Date to the extent such fees and expenses have not been paid pursuant to the Interim Compensation Order or any other order of the Court.  To the extent the Court denies or reduces by a Final Order any amount of a Professional’s requested fees and expenses, then the amount by which such fees or expenses are reduced or denied shall reduce the applicable Professional Fee Claim.

136.                        “Professional Fee Escrow Account” means an interest-bearing account in an amount equal to the Professional Fee Reserve Amount and funded by the Debtors on the Effective Date, pursuant to Article II.B.

137.                        “Professional Fee Reserve Amount” means the total amount of Professional Fee Claims estimated, with the reasonable consent of the Majority Backstoppers (which consent will not be unreasonably withheld), in accordance with Article II.B.3.

138.                        “Proof of Claim” means a proof of Claim Filed against any of the Debtors in the Chapter 11 Cases.

139.                        “Reinstated” or “Reinstatement” means, with respect to Claims and Interests, the treatment provided for in section 1124 of the Bankruptcy Code.

140.                        “Released Party” means each of the following solely in its capacity as such:  (a) the Debtors; (b) the Reorganized Debtors; (c) the Backstoppers; (d) the Indenture Trustee; (e) the Bridge Facility Agent; (f) the DIP Facility Agent; (g) the DIP Facility Lenders; (h) the Exit Financing Agent; (i) the Exit Financing Lenders; (j) the Committee and each of its members, solely in their respective capacity as such; (k) solely with respect to the releases by the Debtors, Reorganized Debtors, and their estates provided in Article VIII.E hereof, the Second Lien Agent; (l) the Unsecured Creditor Distribution Trustee; and (m) with respect to each of the foregoing parties under (a) through (l) (and with respect to (k), only to the extent set forth therein), such Entity and its current and former Affiliates, and such Entities’ and their current and former Affiliates’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each solely in their capacity as such.

141.                        “Releasing Party” means each of the following solely in its capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Backstoppers; (d) the Indenture Trustee; (e) the Bridge Facility Agent; (f) the DIP Facility Agent; (g) the DIP Facility Lenders; (h) the Exit Financing Agent; (i) the Exit Financing Lenders; (j) all holders of Claims and Interests that are deemed to accept the Plan; (k) all holders of Claims and Interests who vote to accept the Plan; (l) all holders in voting Classes who abstain from voting on the plan and who do not opt out of the releases provided by the Plan; (m) each of the members of the Committee, solely in their respective capacity as such; (n) solely with respect to the release of the Debtors, Reorganized Debtors, and their estates provided in Article VIII.F hereof (and not with respect to any other Released Party), the Second Lien Agent; and (o) with respect to each of the foregoing parties under (a) through (n), such Entity and its current and former Affiliates, and such Entities’ and their current and former Affiliates’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each solely in their capacity as such.

142.                        “Reorganized Debtors” means the Debtors, or any successors thereto, by merger, consolidation, or otherwise, on or after the Effective Date, including Reorganized MHRC.

143.                        “Reorganized MHRC” means (a) MHRC, (b) any successors thereto, by merger, consolidation, or otherwise, on and after the Effective Date, or (c) a new corporation, limited liability company, or other entity that may be formed or caused to be formed to, among other things, directly or indirectly acquire substantially all of the assets and/or equity interests of some or all of the Debtors and issue the New Common Equity.

144.                        “Restructuring Support Agreement” means that certain Magnum Hunter Resources Corp. Restructuring Support Agreement, dated December 15, 2015, by and among the Debtors and the Restructuring Support Parties, as amended pursuant to that certain First Amendment to Restructuring Support Agreement, dated February 25, 2016, and as may be further amended, modified, or supplemented, from time to time, in accordance with its terms and the order approving the Restructuring Agreement [Docket No. 503].  A copy of the Restructuring Support Agreement is attached as Exhibit B to the Disclosure Statement.

145.                        “Restructuring Support Parties” means each Entity, other than a Debtor, that is party to the Restructuring Support Agreement.

146.                        “Restructuring Transactions” shall have the meaning set forth in Article IV.A.

147.                        “Royalty and Working Interests” means the working interests granting the right to exploit oil and gas, and certain other royalty or mineral interests including but not limited to, landowner’s royalty interests, overriding royalty interests, net profit interests, non-participating royalty interests, production payments, and all rights to payment or production arising from such interests.

148.                        “Royalty Order” means the order entered by the Court authorizing the payment or application of funds attributable to mineral payments and working interest [Docket No. 253].

149.                        “Samson” means Samson Resources Company, including any of its subsidiaries and affiliates.

150.                        “Samson Claim” means any and all Claims, to the extent such Claims become Allowed, held or asserted by Samson against any of the Debtors, including, without limitation, all counterclaims asserted by Samson in that certain lawsuit captioned Bakken Hunter LLC v. Samson Resources Company, Case No. 4:15-cv-00088, filed in the United States District Court for the District of North Dakota, Northwestern Division [Docket No. 6], as well as any Claims arising under or relating to any agreements between Samson and any of the Debtors.

151.                        “Samson Note” means shall have the meaning ascribed to it in Article III.B.3.b.

152.                        “Schedule of Assumed Executory Contracts and Unexpired Leases” means the schedule of Executory Contracts and Unexpired Leases to be assumed by the Debtors pursuant to the Plan, as set forth in the Plan Supplement, as may be amended by the Debtors (with the consent of the Majority Backstoppers) from time to time prior to the Confirmation Date.

153.                        “Schedule of Rejected Executory Contracts and Unexpired Leases” means the schedule of Executory Contracts and Unexpired Leases to be rejected by the Debtors pursuant to the Plan, as set forth in the Plan Supplement, as may be amended by the Debtors (with the consent of the Majority Backstoppers) from time to time prior to the Confirmation Date.

154.                        “Schedules” means, collectively, the schedules of assets and liabilities, schedules of Executory Contracts and Unexpired Leases, and statements of financial affairs Filed by the Debtors pursuant to section 521 of the Bankruptcy Code and in substantial accordance with the Official Bankruptcy Forms, as the same may have been amended, modified, or supplemented from time to time.

155.                        “Second Lien Agent” means Credit Suisse AG, Cayman Islands Branch, or any successor thereto, as administrative agent and collateral agent under the Second Lien Credit Agreement, solely in its capacity as such.

156.                        “Second Lien Backstoppers” means Goldman Sachs Asset Management L.P., Highbridge Principal Strategies, LLC, Fifth Street Station, LLC, and any party that is a valid transferee of a Second Lien Claim from any such institution (or from any such valid transferee) under and in accordance with the Restructuring Support Agreement.

157.                        “Second Lien Claim” means any Claim against the Debtors arising on account of the Second Lien Credit Agreement.

158.                        “Second Lien Credit Agreement” means that certain Second Lien Credit Agreement, dated as of October 22, 2014, as amended, restated, modified, supplemented, or replaced from time to time prior to the Petition Date, by and among MHRC, as borrower, certain of the other Debtors, as guarantors, the Second Lien Agent, and the Second Lien Lenders.

159.                        “Second Lien Lenders” means the lenders party to the Second Lien Credit Agreement, solely in their capacity as such.

160.                        “Second Lien Recovery Equity” means 36.87% of the New Common Equity issued on the Effective Date and subject to (a) dilution on account of the Management Incentive Plan, (b) dilution on account of the New Common Equity comprising the Unsecured Creditor Equity and issued and distributed to the holders of Allowed Equity Election General Unsecured Claims, and (c) dilution on account of the New Common Equity issued and distributed to holders of Allowed DIP Claims and Allowed DIP Backstop Fee Claims on account of the DIP True-Up.

161.                        “Second Lien True-Up” means that certain New Common Equity distribution mechanism whereby, on each Equity Distribution Date, Reorganized MHRC shall issue and distribute to holders of Allowed Second Lien Claims, who shall share in such distribution Pro Rata, additional New Common Equity in an amount of shares necessary to ensure that the percentage of New Common Equity held by holders of Second Lien Claims, in the aggregate, shall exceed the percentage of New Common Equity held by holders of Note Claims, in the aggregate, by 5.54%.

162.                        “Section 510(b) Claim” means any Claim arising from (a) rescission of a purchase or sale of a security of the Debtors or an Affiliate of the Debtors, (b) purchase or sale of such a security, or (c) reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such a Claim.

163.                        “Secured” means when referring to a Claim, a Claim:  (a) secured by a Lien on property in which the applicable Estate has an interest, which Lien is valid, perfected, and enforceable pursuant to applicable law or by reason of a Court order, or that is subject to setoff pursuant to section 553 of the Bankruptcy Code, to the extent of the value of the creditor’s interest in such Estate’s interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code; or (b) otherwise Allowed pursuant to the Plan as a Secured Claim.

164.                        “Secured Tax Claims” means any Secured Claim against any Debtor that, absent its secured status, would be entitled to priority in right of payment under section 507(a)(8) of the Bankruptcy Code (determined irrespective of time limitations), including any related Secured Claim for penalties.

165.                        “Securities Act” means the Securities Act of 1933, 15 U.S.C. §§ 77a—77aa, as amended, or any similar federal, state or local law.

166.                        “Security” shall have the meaning set forth in section 101(49) of the Bankruptcy Code.

167.                        “Termination Date” shall have the meaning ascribed to such term in the Restructuring Support Agreement.

168.                        “Termination Event” shall have the meaning ascribed to such term in the Restructuring Support Agreement.

169.                        “Trigger Event” shall have the meaning ascribed to such term in Article VII.A.

170.                        “U.S. Trustee” means the Office of the United States Trustee for the District of Delaware.

171.                        “U.S. Trustee Fees” means fees arising under 28 U.S.C. § 1930(a)(6) and, to the extent applicable, accrued interest thereon arising under 31 U.S.C. § 3717.

172.                        “Unclaimed Distribution” means any distribution under the Plan on account of an Allowed Claim or Allowed Interest to a holder that has not:  (a) accepted a particular distribution or, in the case of distributions made by check, negotiated such check; (b) given notice to the Reorganized Debtors of an intent to accept a particular distribution; (c) responded to the Debtors’ or Reorganized Debtors’ requests for information necessary to facilitate a particular distribution; or (d) taken any other action necessary to facilitate such distribution.

173.                        “Unexpired Lease” means a lease of nonresidential real property to which one or more of the Debtors is a party that is subject to assumption or rejection under sections 365 or 1123 of the Bankruptcy Code.

174.                        “Unimpaired” means, with respect to a Class of Claims or Interests, a Claim or an Interest that is unimpaired within the meaning of section 1124 of the Bankruptcy Code, including through payment in full in Cash or Reinstatement.

175.                        “Unsecured” means not Secured.

176.                        “Unsecured Creditor Cash Pool” means Cash in the amount of $23,000,000.00.

177.                        “Unsecured Creditor Distribution Trust” means a trust established to hold and distribute the Cash making up the Unsecured Creditor Cash Pool in accordance with the Unsecured Creditor Distribution Trust Agreement, the Plan, and the Confirmation Order.

178.                        “Unsecured Creditor Distribution Trustee” means the Person designated by the Committee in the Unsecured Creditor Distribution Trust Agreement to administer the Unsecured Creditor Distribution Trust upon the occurrence of a Trigger Event and any successor appointed in accordance with the Unsecured Creditor Distribution Trust Agreement.

179.                        “Unsecured Creditor Distribution Trust Agreement” means the trust agreement that, among other things, establishes the Unsecured Creditor Distribution Trust, which trust agreement shall be substantially in the form included in the Plan Supplement, in form and substance reasonably acceptable to the Debtors, the Committee, and the Majority Backstoppers.  Among other things, the Unsecured Creditor Distribution Trust Agreement shall permit the Unsecured Creditor Distribution Trustee to, in its discretion, estimate the Allowed amount of Cash Recovery General Unsecured Claims, provide for reserves for Disputed Cash Recovery General Unsecured Claims, and make distributions (including interim distributions) of Cash held in the Unsecured Creditor Distribution Trust.

180.                        “Unsecured Creditor Equity” means the New Common Equity distributable (but not physically held in reserve) to holders of Allowed Equity Election General Unsecured Claims pursuant to, and in an amount as set forth in, Article III.B.7.b.(ii) hereof, subject to dilution on account of (a) the Management Incentive Plan; (b) dilution on account of the New Common Equity issued and distributed to holders of Allowed DIP Claims and Allowed DIP Backstop Fee Claims on account of the DIP True-Up; and (c) dilution on account of the New Common Equity issued and distributed to holders of Allowed Second Lien Claims on account of the Second Lien-True Up.

181.                        “Unsecured Creditor Equity Option” has the meaning set forth in Article III.B.7(a) hereof.

182.                        “Voting Deadline” means the deadline for submitting votes to accept or reject the Plan as set by the Court pursuant to a Final Order.

183.                        “Voting Procedures” means the procedures and instructions for voting on the Plan and related deadlines as set forth in the exhibits annexed to the Court order approving the Disclosure Statement.

184.                        “Wesbanco Facility” means that certain Facility Loan and Security Agreement, dated as of February 12, 2010, as amended, restated, modified, supplemented or replaced from time to time between Alpha Hunter Drilling, LLC and Wesbanco Bank, Inc., as lender.

185.                        “Wesbanco Secured Claims” means all Claims against Alpha Hunter Drilling, LLC arising on account of the Wesbanco Facility, in the aggregate Allowed amount of $4,150,853.87.

B.                                    Rules of Interpretation

For purposes herein:  (1) in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender; (2) except as otherwise provided, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that the referenced document shall be substantially in that form or substantially on those terms and conditions; (3) except as otherwise provided, any reference herein to an existing document or exhibit having been Filed or to be Filed shall mean that document or exhibit, as it may thereafter be amended, restated, supplemented, or otherwise modified in accordance with the terms of the Plan and the Restructuring Support Agreement; (4) unless otherwise specified, all references herein to “Articles” are references to Articles of the Plan or hereto; (5) unless otherwise stated, the words “herein,” “hereof,” and ‘‘hereto’’ refer to the Plan in its entirety rather than to a particular portion of the Plan; (6) captions and headings to Articles are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation hereof; (7) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation;” (8) the rules of construction set forth in section 102 of the Bankruptcy Code shall apply; (9) any term used in capitalized form herein that is not otherwise defined but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to that term in the Bankruptcy Code or the Bankruptcy Rules, as the case may be; and (10) any docket number references in the Plan shall refer to the docket number of any document Filed with the Court in the Chapter 11 Cases.

C.                                    Computation of Time

Unless otherwise specifically stated herein, the provisions of Bankruptcy Rule 9006(a) shall apply in computing any period of time prescribed or allowed herein.  If the date on which a transaction may occur pursuant to the Plan shall occur on a day that is not a Business Day, then such transaction shall instead occur on the next succeeding Business Day.

D.                                    Governing Law

Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) or unless otherwise specifically stated herein, the laws of the State of Delaware, without giving effect to the principles of conflict of laws, shall govern the rights, obligations, construction, and implementation of the Plan, any agreements, documents, instruments, or contracts executed or entered into in connection with the Plan (except as otherwise set forth in those agreements, in which case the governing law of such agreement shall control); provided that corporate or limited liability company governance matters relating to the Debtors or the Reorganized Debtors, as applicable, not incorporated or formed (as applicable) in Delaware shall be governed by the laws of the state of incorporation or formation (as applicable) of the applicable Debtor or Reorganized Debtor.

E.                                     Reference to Monetary Figures

All references in the Plan to monetary figures shall refer to currency of the United States of America, unless otherwise expressly provided herein.

F.                                      Reference to the Debtors or the Reorganized Debtors

Except as otherwise specifically provided in the Plan to the contrary, references in the Plan to the Debtors or the Reorganized Debtors shall mean the Debtors and the Reorganized Debtors, as applicable, to the extent the context requires.

G.                                    Controlling Document

In the event of an inconsistency between the Plan and the Disclosure Statement or any other order (other than the Confirmation Order) referenced in the Plan (or any exhibits, schedules, appendices, supplements or amendments to any of the foregoing, other than the Plan Supplement), the terms of the Plan shall control in all respects.  In the event of an inconsistency between the Plan and the Plan Supplement, the terms of the relevant document in the Plan Supplement shall control (unless stated otherwise in such Plan Supplement document or in the Confirmation Order).  In the event of an inconsistency between the Confirmation Order and the Plan, the Confirmation Order shall control.

ARTICLE II.
ADMINISTRATIVE CLAIMS, PROFESSIONAL FEE CLAIMS, AND PRIORITY CLAIMS

In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims have not been classified and, thus, are excluded from the Classes of Claims and Interests set forth in Article III hereof.

A.                                    Administrative Claims

Except with respect to Administrative Claims that are Professional Fee Claims, or that are DIP Facility Claims or DIP Backstop Fee Claims, which Claims shall receive the treatment provided under Article II.C, and except to the extent that an Administrative Claim has already been paid during the Chapter 11 Cases or a holder of an Allowed Administrative Claim and the applicable Debtor(s), with the consent of the Majority Backstoppers, agree to less favorable treatment, each holder of an Allowed Administrative Claim shall be paid in full in Cash on the unpaid portion of its Allowed Administrative Claim on the latest of:  (a) on or as soon as reasonably practicable after the Effective Date if such Administrative Claim is Allowed as of the Effective Date; (b) on or as soon as reasonably practicable after the date such Administrative Claim is Allowed; and (c) the date such Allowed Administrative Claim becomes due and payable, or as soon thereafter as is reasonably practicable; provided that Allowed Administrative Claims that arise in the ordinary course of the Debtors’ businesses shall be paid in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions.

Except as otherwise provided in this Article II.A and except with respect to Administrative Claims that are Professional Fee Claims, (i) requests for payment of Administrative Claims arising in the time period between the Petition Date and the Administrative Claims Bar Date must be Filed and served on the Reorganized Debtors pursuant to the procedures specified in the Administrative Claims Order no later than the Administrative Claims Bar Date, and (ii) requests for payment of Administrative Claims arising between the Administrative Claims Bar Date and the Effective Date must be Filed and served on the Reorganized Debtors pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order no later than the Final Administrative Claims Bar Date.  Holders of Administrative Claims that are required to, but do not, File and serve a request for payment of such Administrative Claims by such dates shall be forever barred, estopped, and enjoined from asserting such Administrative Claims against the Debtors or their property and such Administrative Claims shall be deemed discharged as of the Effective Date.  Objections to such requests, if any, must be Filed and served on the Reorganized Debtors and the requesting party no later than 60 days after the Effective Date.  Notwithstanding the foregoing, no request for payment of an Administrative Claim need be Filed with respect to an Administrative Claim previously Allowed.

B.                                    Professional Compensation

1.                                      Final Fee Applications

All final requests for payment of Professional Fee Claims, including the Professional Fee Claims incurred during the period from the Petition Date through the Effective Date, must be Filed and served on the Reorganized Debtors and counsel to the Noteholder Backstoppers and Second Lien Backstoppers no later than 45 days after the Effective Date.  All such final requests will be subject to approval by the Court after notice and a hearing in accordance with the procedures established by the Bankruptcy Code and prior orders of the Court in the Chapter 11 Cases, including the Interim Compensation Order, and once approved by the Court, will be promptly paid from the Professional Fee Escrow Account up to its full Allowed amount.  If the Professional Fee Escrow Account is insufficient to fund the full Allowed amounts of Professional Fee Claims, remaining unpaid Allowed Professional Fee Claims will be promptly paid by Reorganized MHRC without any further action or order of the Court.

2.                                      Professional Fee Escrow Account

On the Effective Date, the Reorganized Debtors shall establish and fund the Professional Fee Escrow Account with Cash equal to the Professional Fee Reserve Amount, which shall be funded by Reorganized MHRC. The Professional Fee Escrow Account shall be maintained in trust solely for the Professionals.  Such funds shall not be considered property of the Estates of the Debtors or the Reorganized Debtors.  The amount of Professional Fee Claims owing to the Professionals shall be paid in Cash to such Professionals by the Reorganized Debtors from the Professional Fee Escrow Account as soon as reasonably practicable after such Professional Fee Claims are Allowed by a Final Order.  When all such Allowed amounts owing to Professionals have been paid in full, any remaining amount in the Professional Fee Escrow Account shall promptly be paid to Reorganized MHRC without any further action or order of the Court.

3.                                      Professional Fee Reserve Amount

Professionals shall reasonably estimate their unpaid Professional Fee Claims and other unpaid fees and expenses incurred in rendering services to the Debtors before and as of the Effective Date, which estimate shall be subject to the reasonable consent of the Majority Backstoppers (which consent will not be unreasonably withheld), and shall deliver such estimate to the Debtors and counsel to the Noteholder Backstoppers and Second Lien Backstoppers no later than five days before the Effective Date, provided, however, that such estimate shall not be deemed to limit the amount of the fees and expenses that are the subject of the Professional’s final request for payment of Filed Professional Fee Claims.  If a Professional does not provide an estimate, the Debtors or Reorganized Debtors may estimate, with the reasonable consent of the Majority Backstoppers (which consent will not be unreasonably withheld), the unpaid and unbilled fees and expenses of such Professional.

4.                                      Post-Effective Date Fees and Expenses

Except as otherwise specifically provided in the Plan, from and after the Effective Date, the Debtors or Reorganized Debtors shall, in the ordinary course of business and without any further notice or application to or action, order, or approval of the Court, pay in Cash the reasonable, actual, and documented legal, professional, or other fees and expenses related to implementation of the Plan and Consummation incurred on or after the Effective Date by the Professionals.  Upon the Effective Date, any requirement that Professionals comply with sections 327 through 331, 363, and 1103 of the Bankruptcy Code in seeking retention or compensation for services rendered after such date shall terminate, and the Debtors or Reorganized Debtors may employ and pay any Professional in the ordinary course of business without any further notice to or action, order, or approval of the Court.

C.                                    DIP Facility Claims and DIP Backstop Fee Claims

The DIP Facility Claims shall be deemed to be Allowed superpriority Administrative Claims in the full amount due and owing under the DIP Facility as of the Effective Date.  In full satisfaction of and in exchange for each DIP Facility Claim, each DIP Facility Claim will be satisfied in full pursuant to the DIP Credit Agreement and the Restructuring Support Agreement and each holder of a DIP Facility Claim shall receive (a) on the Effective Date, its Pro Rata share of the DIP Recovery and (b) on each Equity Distribution Date, its Pro Rata share of the DIP True-Up.  The DIP Backstop Fee Claims shall be deemed to be Allowed superpriority Administrative Claims in the full amount of the DIP Backstop Fee as of the Effective Date.  In full satisfaction of and in exchange for each DIP Backstop Fee Claim, each DIP Backstop Fee Claim will be satisfied in full pursuant to the DIP Credit Agreement and the Restructuring Support Agreement and each holder of a DIP Backstop Fee Claim shall receive (a) on the Effective Date, its Pro Rata share of the DIP Backstop Fee and (b) on each Equity Distribution Date, its Pro Rata Share of the DIP True-Up.

D.                                    Priority Tax Claims

Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a less favorable treatment, in full and final satisfaction, settlement, release, and discharge of and in exchange for each Allowed Priority Tax Claim, each holder of such Allowed Priority Tax Claim shall be treated in accordance with the terms set forth in section 1129(a)(9)(C) of the Bankruptcy Code.  In the event an Allowed Priority Tax Claim is also a Secured Tax Claim, such Claim shall, to the extent it is Allowed, be treated as an Other Secured Claim if such Claim is not otherwise paid in full.

E.                                     Statutory Fees

All fees due and payable pursuant to section 1930 of Title 28 of the U.S. Code prior to the Effective Date shall be paid by the Debtors.  On and after the Effective Date, the Reorganized Debtors shall pay any and all such fees when due and payable, and shall File with the Court quarterly reports in a form reasonably acceptable to the U.S. Trustee.  Each Debtor shall remain obligated to pay quarterly fees to the U.S. Trustee until the earliest of that particular Debtor’s case being closed, dismissed, or converted to a case under Chapter 7 of the Bankruptcy Code.

ARTICLE III.
CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

A.                                    Summary of Classification

Claims and Interests, except for Administrative Claims, Professional Fee Claims, DIP Facility Claims; Cure Claims, and Priority Tax Claims, are classified in the Classes set forth in this Article III.  A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and is classified in other Classes to the extent that any portion of the Claim or Interest qualifies within the description of such other Classes.  A Claim or Interest also is classified in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim is an Allowed Claim in that Class and has not been paid, released, or otherwise satisfied prior to the Effective Date.  The Plan constitutes a separate chapter 11 plan of reorganization for each Debtor and the classifications set forth in Classes 1 through 9 shall be deemed to apply to each Debtor; provided that the Debtors, with the consent of the Majority Backstoppers, reserve the right to modify the Plan in accordance with Article X hereof, including the right to withdraw the Plan as to an individual Debtor at any time before the Confirmation Date.  For all purposes under the Plan, each Class will contain sub-Classes for each of the Debtors (i.e., there will be 10 Classes for each Debtor); provided, that, any Class that is vacant as to a particular Debtor will be treated in accordance with Article III.D below.

1.                                      Class Identification

The classification of Claims and Interests against each Debtor (as applicable) pursuant to the Plan is as follows:

Class	Claim or Interest	Status	Voting Rights
1	Other Priority Claims	Unimpaired	Presumed to Accept
2	Other Secured Claims	Unimpaired	Presumed to Accept
3	Samson Claim	Impaired	Entitled to Vote
4	Equipment and Other Note Claims	Unimpaired	Presumed to Accept
5	Second Lien Claims	Impaired	Entitled to Vote
6	Note Claims	Impaired	Entitled to Vote
7(a)	General Unsecured Claims	Impaired	Entitled to Vote
7(b)	Convenience Claims	Impaired	Entitled to Vote
8	Intercompany Claims	Unimpaired/Impaired	Not Entitled to Vote
9	Intercompany Interests	Unimpaired/Impaired	Not Entitled to Vote
10	Interests in MHRC	Impaired	Deemed to Reject

B.                                    Treatment of Claims and Interests

1.                                      Class 1 — Other Priority Claims

a.                                      Classification:  Class 1 consists of Other Priority Claims.

b.                                      Treatment:  In full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for each Allowed Other Priority Claim, each such holder shall receive (A) payment in full, in Cash, of the unpaid portion of its Allowed Other Priority Claim on the latest of:  (i) on or as soon as reasonably practicable after the Effective Date if such Allowed Other Priority Claim is Allowed as of the Effective Date; (ii) on or as soon as reasonably practicable after the date such Other Priority Claim is Allowed; and (iii) the date such Allowed Other Priority Claim becomes due and payable, or as soon thereafter as is reasonably practicable, or (B) treatment pursuant to such other terms as may be agreed to by the holder of such Allowed Other Priority Claim, the Debtors, and the Majority Backstoppers.

c.                                       Voting:  Class 1 is Unimpaired under the Plan.  Each holder of an Other Priority Claim will be conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.  Therefore, each holder of an Other Priority Claim will not be entitled to vote to accept or reject the Plan.

2.                                      Class 2 — Other Secured Claims

a.                                      Classification:  Class 2 consists of Other Secured Claims.

b.                                      Treatment:  Except to the extent that a holder of an Allowed Other Secured Claim agrees to a less favorable treatment with the consent of the Majority Backstoppers, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for each Allowed Other Secured Claim, each such holder shall receive, at the Debtors’ option and with the consent of the Majority Backstoppers, and as the Debtors shall designate, with respect to any Allowed Other Secured Claim that is Allowed as of the Effective Date in Plan Supplement, or, with respect to Other Secured Claims that become Allowed after the Effective Date, within 30 days of any Other Secured Claim becoming an Allowed Claim, any of the following alternative treatments of any Allowed Other Secured Claim:  (i) payment in full in Cash of the unpaid portion of such Allowed Other Secured Claim (inclusive of interest to the extent the applicable claimant is entitled to such interest pursuant to Bankruptcy Code section 506(b)) on the latest of (a) on or as soon as reasonably practicable after the Effective Date if such Allowed Other Secured Claim is Allowed as of the Effective Date, (b) on or as soon as reasonably practicable after the date such Other Secured Claim is Allowed and following the Reorganized Debtors’ 30-day treatment designation period, and (c) the date such Allowed Other Secured Claim becomes due and payable following the Reorganized Debtors’ 30-day treatment designation period; (ii) Reinstatement pursuant to section 1124 of the Bankruptcy Code; (iii) the return or abandonment to the holder of the Allowed Other Secured Claim of the collateral securing such Allowed Other Secured Claim; or (iv) such other recovery necessary to satisfy section 1129 of the Bankruptcy Code.

c.                                       Voting:  Class 2 is Unimpaired under the Plan.  Each holder of an Other Secured Claim will be conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.  Therefore, each holder of an Other Secured Claim will not be entitled to vote to accept or reject the Plan.

3.                                      Class 3 — Samson Claim

a.                                      Classification:  Class 3 consists of the Samson Claim.

b.                                      Treatment:  Except to the extent that Samson agrees to less favorable treatment with the consent of the Majority Backstoppers, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for the Samson Claim, Samson shall receive, at the Debtors’ option and with the consent of the Majority Backstoppers, a note that satisfies the requirements of section 1129(b)(2)(A)(i) (the “Samson Note”) and that provides for payment of the Samson Claim.  The terms of the Samson Note shall be described in the Plan Supplement, provided however that (x) the Debtors may, with the consent of the Majority Backstoppers or (y) the Reorganized Debtors may (if after the Effective Date), designate within 30 days of the date that the Samson Claim becomes Allowed any of the following alternative treatments of the Samson Claim:  (i) payment in full in Cash of the unpaid portion of the Samson Claim (inclusive of interest to the extent the applicable claimant is entitled to such interest pursuant to Bankruptcy Code Section 506(b)) on the latest of (a) on or as soon as reasonably practicable after the Effective Date if the Samson Claim is Allowed as of the Effective Date, (b) on or as soon as reasonably practicable after the date the Samson Claim is Allowed, and (c) the date the Samson Claim becomes due and payable; (ii) Reinstatement pursuant to section 1124 of the Bankruptcy Code; (iii) the return or abandonment to Samson of the collateral securing the Samson Claim; or (iv) such other recovery necessary to satisfy section 1129 of the Bankruptcy Code.

c.                                       Voting:  Class 3 is Impaired under the Plan.  Samson will be entitled to vote to accept or reject the Plan.

4.                                      Class 4 - Equipment and Other Note Claims

a.                                      Classification:  Class 4 consists of all Equipment and Other Note Claims.

b.                                      Treatment:  On the Effective Date, or as soon thereafter as reasonably practicable, except to the extent that a holder of an Allowed Equipment and Other Note Claim agrees to less favorable treatment with the consent of the Majority Backstoppers, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for each Allowed Equipment and Other Note Claim, each such claim shall be Reinstated pursuant to section 1124 of the Bankruptcy Code.

c.                                       Voting:  Class 4 is Unimpaired under the Plan.  Each holder of an Equipment and Other Note Claim will be conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.  Therefore, each holder of an Equipment and Other Note Claim will not be entitled to vote to accept or reject the Plan.

5.                                      Class 5 - Second Lien Claims

a.                                      Classification:  Class 5 consists of all Second Lien Claims.

b.                                      Allowance:  The Second Lien Claims shall be Allowed in the aggregate amount equal to $336,600,000.00 plus accrued and unpaid interest owing under the Second Lien Credit Agreement at the non-default rate set forth in the Second Lien Credit Agreement.

c.                                       Treatment:  In full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for each Allowed Second Lien Claim, each Second Lien Lender shall receive (i) on the Effective Date, or as soon thereafter as reasonably practicable, its Pro Rata share of the Second Lien Recovery Equity and (ii) the right to receive, on each Equity Distribution Date, its Pro Rata share of the Second Lien True-Up.

d.                                      Voting:  Class 5 is Impaired under the Plan.  Each Second Lien Lender will be entitled to vote to accept or reject the Plan.

6.                                      Class 6 - Note Claims

a.                                      Classification:  Class 6 consists of all Note Claims.

b.                                      Allowance:  The Note Claims shall be Allowed in the aggregate principal amount equal to $600,000,000.00 plus accrued and unpaid prepetition interest, fees, expenses and indemnities owing under the Indenture at the non-default rate set forth in the Indenture.  For the avoidance of doubt, the Notes Claims shall not be subject to any avoidance, reductions, setoff, offset, recharacterization, subordination (equitable or contractual or otherwise), counter-claim, defense, disallowance, impairment, objection or any challenges under applicable law or regulation.

c.                                       Treatment:  On the Effective Date, or as soon thereafter as reasonably practicable, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for each Allowed Note Claim, each Noteholder shall receive, subject to the terms of the Indenture and the rights of the Indenture Trustee to assert the Indenture Trustee Charging Lien, its Pro Rata share of the Noteholder Recovery Equity.

d.                                      Voting:  Class 6 is Impaired under the Plan.  Each Noteholder will be entitled to vote to accept or reject the Plan.

7.                                      Class 7(a) - General Unsecured Claims

a.                                      Classification:  Class 7(a) consists of any Allowed General Unsecured Claims that are not Convenience Claims.

b.                                      Treatment:  Except to the extent that a holder of a Class 7(a) Allowed General Unsecured Claim agrees to a less favorable treatment with the consent of the Majority Backstoppers, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Class 7(a) Claim, each such holder shall receive either: (i) on the Effective Date, as soon thereafter as reasonably practicable, or as otherwise provided in the Unsecured Creditor Distribution Trust Agreement, with respect to each Allowed Cash Recovery General Unsecured Claim, Cash in an amount equal to the lesser of: (A) $0.50 on account of each dollar of its Allowed Cash Recovery General Unsecured Claim, payable from Cash held in the Unsecured Creditor Distribution Trust (and in accordance with the Unsecured Creditor Distribution Trust Agreement); or (B) its Pro Rata share (determined with respect to all holders of Allowed Cash Recovery General Unsecured Claims) of the amount of Cash held in the Unsecured Creditor Distribution Trust (and in accordance with the Unsecured Creditor Distribution Trust Agreement) after all payments to holders of Convenience Claims in Class 7(b) and Creditor Claim Representative Expenses have been paid in accordance with the Plan and the Unsecured Creditor Distribution Trust Agreement; or (ii) the right to receive, on the Effective Date, as soon as reasonably practicable thereafter, or the next applicable Equity Distribution Date, as applicable, with respect to each Allowed Equity Election General Unsecured Claim, Unsecured Creditor Equity in an amount of shares or interests, as applicable, equal to the amount of New Common Equity such holder would have received had such holder’s Allowed Equity Election General Unsecured Claim been an Allowed Note Claim of equal value as of the Effective Date (the treatment described in this sub-clause (ii) of this Article III.B.7.b, the “Unsecured Creditor Equity Option”).  Satisfaction of such General Unsecured Claim is subject to the rights of the Creditor

Claim Representative or any other party in interest to dispute such Claim as if the Chapter 11 Cases had not been commenced in accordance with applicable non-bankruptcy law.

c.                                       Voting:  Class 7(a) is Impaired under the Plan.  Each holder of a General Unsecured Claim in Class 7(a) will be entitled to vote to accept or reject the Plan in accordance with the Voting Procedures.

8.                                      Class 7(b) - Convenience Claims

a.                                      Classification:  Class 7(b) consists of all Convenience Claims.

b.                                      Treatment:  On the Effective Date, or as soon thereafter as reasonably practicable, except to the extent that a holder of an Allowed Convenience Claim agrees to a less favorable treatment with the consent of the Majority Backstoppers, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for each Allowed Convenience Claim, each such holder shall receive payment in Cash in an amount equal to $0.50 on account of each dollar of its Allowed Convenience Claim, payable from Cash held in the Unsecured Creditor Distribution Trust.  Payment of such Convenience Claim is subject to the rights of the Creditor Claim Representative or any other party in interest to dispute such Claim as if the Chapter 11 Cases had not been commenced in accordance with applicable non-bankruptcy law.

c.                                       Voting:  Class 7(b) is Impaired under the Plan.  Each holder of a Convenience Claim will be entitled to vote to accept or reject the Plan in accordance with the Voting Procedures.

9.                                      Class 8 - Intercompany Claims

a.                                      Classification:  Class 8 consists of all Intercompany Claims.

b.                                      Treatment:  Intercompany Claims shall be Reinstated as of the Effective Date or, at the Debtors’ or the Reorganized Debtors’ option, with the consent of the Majority Backstoppers, shall be cancelled.  No distribution shall be made on account of any Intercompany Claims.

c.                                       Voting:  Intercompany Claims are either Unimpaired, in which case the holders of such Intercompany Claims conclusively are presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code, or Impaired and not receiving any distribution under the Plan, in which case the holders of such Intercompany Claims are deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code.  Therefore, each holder of an Intercompany Claim will not be entitled to vote to accept or reject the Plan.

10.                               Class 9 - Intercompany Interests

a.                                      Classification:  Class 9 consists of all Intercompany Interests.

b.                                      Treatment:  Intercompany Interests shall be Reinstated as of the Effective Date or, at the Debtors’ or the Reorganized Debtors’ option, with the consent of the Majority Backstoppers, shall be cancelled.  No distribution shall be made on account of any Intercompany Interests.

c.                                       Voting:  Intercompany Interests are either Unimpaired, in which case the holders of such Intercompany Interests conclusively are presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code, or Impaired, in which case the holders of such Intercompany Interests are deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code.  Therefore, each holder of an Intercompany Interest will not be entitled to vote to accept or reject the Plan.

11.                               Class 10 - Interests in MHRC

a.                                      Classification:  Class 10 consists of all Interests in MHRC (including Section 510(b) Claims).

b.                                      Treatment:  On the Effective Date, all Interests in MHRC will be cancelled and the holders of Interests in MHRC shall not receive or retain any distribution, property, or other value on account of their Interests in MHRC.

c.                                       Voting:  Class 10 is Impaired under the Plan.  Each holder of an Interest in MHRC will be conclusively deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code.  Therefore, each holder of an Interest in MHRC will not be entitled to vote to accept or reject the Plan.

C.                                    Special Provision Governing Unimpaired Claims

Nothing under the Plan shall affect the Debtors’ rights in respect of any Unimpaired Claims, including all rights in respect of legal and equitable defenses to or setoffs or recoupment against any such Unimpaired Claims.

D.                                    Confirmation Pursuant to Sections 1129(a)(10) and 1129(b) of the Bankruptcy Code

The Debtors reserve the right to seek Confirmation of the Plan pursuant to section 1129(b) of the Bankruptcy Code with respect to any rejecting Class of Claims or Interests.

E.                                     Elimination of Vacant Classes

Any Class of Claims or Interests that does not have a holder of an Allowed Claim or Allowed Interest or a Claim or Interest temporarily Allowed by the Court as of the date of the Confirmation Hearing shall be deemed eliminated from the Plan for purposes of voting to accept or reject the Plan and for purposes of determining acceptance or rejection of the Plan by such Class pursuant to section 1129(a)(8) of the Bankruptcy Code.

F.                                      Voting Classes; Presumed Acceptance by Non-Voting Classes

If a Class contains Claims or Interests eligible to vote and no holder of Claims or Interests eligible to vote in such Class votes to accept or reject the Plan, the Plan shall be presumed accepted by the holders of such Claims or Interests in such Class.

G.                                    Intercompany Interests

To the extent Reinstated under the Plan, distributions on account of Intercompany Interests are not being received by holders of such Intercompany Interests on account of their Intercompany Interests but for the purposes of administrative convenience, for the ultimate benefit of the holders of the New Common Equity, and in exchange for the Debtors’ and Reorganized Debtors’ agreement under the Plan to make certain distributions to the holders of Allowed Claims.  For the avoidance of doubt: (1) to the extent Reinstated pursuant to the Plan, on and after the Effective Date, all Intercompany Interests shall continue to be owned by the same Reorganized Debtor that corresponds with the Debtor that owned such Intercompany Interests prior to the Effective Date; and (2) no Interests in a Debtor or Non-Debtor Subsidiary, or affiliate of a Debtor or Non-Debtor Subsidiary, held by a Non-Debtor Subsidiary or a Non-Debtor Affiliate of a Debtor will be affected by the Plan.

H.                                   Subordinated Claims

Except as may be the result of the settlement described in Article VIII.A of the Plan, the allowance, classification, and treatment of all Allowed Claims and Allowed Interests and the respective distributions and treatments under the Plan take into account and conform to the relative priority and rights of the Claims and Interests in each Class in connection with any contractual, legal, and equitable subordination rights relating thereto, whether arising under general principles of equitable subordination, section 510(b) of the Bankruptcy Code, or otherwise.  Pursuant to section 510 of the Bankruptcy Code, the Debtors or Reorganized Debtors reserve the right to re-classify any Allowed Claim or Interest in accordance with any contractual, legal, or equitable subordination relating thereto.

ARTICLE IV.
MEANS FOR IMPLEMENTATION OF THE PLAN

A.                                    Restructuring Transactions

On the Effective Date, or as soon as reasonably practicable thereafter, the Reorganized Debtors, with the consent of the Majority Backstoppers, shall take all actions as may be necessary or appropriate to effect the transactions described in, approved by, contemplated by, or necessary to effectuate the Restructuring Support Agreement and the Plan (the “Restructuring Transactions”), including:  (1) the execution and delivery of any appropriate agreements or other documents of merger, consolidation, restructuring, conversion, disposition, transfer, dissolution, or liquidation containing terms that are consistent with the terms of the Plan, and that satisfy the requirements of applicable law and any other terms to which the applicable Entities may agree;

(2) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of the Plan and having other terms for which the applicable Entities agree; (3) the filing of appropriate certificates or articles of incorporation, reincorporation, merger, consolidation, conversion, or dissolution pursuant to applicable state law; (4) all transactions necessary to provide for the purchase of some or substantially all of the assets or Interests of any of the Debtors, which transactions shall be structured in the most tax efficient manner, including in whole or in part as a taxable transaction for United States federal income tax purposes, as determined by the Debtors and the Majority Backstoppers; (5) the execution and delivery of the Exit Financing Documents; and (6) all other actions that the applicable Entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable law.

B.                                    Sources of Consideration for Plan Distributions

The Reorganized Debtors shall fund distributions under the Plan as follows:

1.                                      Issuance and Distribution of New Common Equity

The New Common Equity, including options, or other equity awards, if any, reserved under the Management Incentive Plan, shall be authorized on the Effective Date without the need for any further corporate action and without any further action by the holders of Claims or Interests.

All of the shares of New Common Equity issued pursuant to the Plan shall be duly authorized, validly issued, fully paid, and non-assessable.  Each issuance and/or distribution of the New Common Equity under the Plan shall be governed by the terms and conditions set forth in the Plan applicable to such issuance and/or distribution and by the terms and conditions of the instruments evidencing or relating to such issuance and/or distribution, which terms and conditions shall bind each Entity receiving such distribution or issuance.  For the avoidance of doubt, any claimant’s acceptance of New Common Equity, including any issuance and/or distribution following the Effective Date of New Common Equity comprising the Unsecured Creditor Equity, shall be deemed as its agreement to the New Shareholders’ Agreement, as the same may be amended or modified from time to time following the Effective Date in accordance with its terms.

2.                                      Establishment of the Unsecured Creditor Distribution Trust

The establishment of the Unsecured Creditor Distribution Trust in accordance with the Unsecured Creditor Distribution Trust Agreement, and the deposit of Cash making up the Unsecured Creditor Cash Pool in the Unsecured Creditor Distribution Trust, in accordance with Article VI.B hereof, shall be authorized on the Effective Date without the need for any further corporate action and without any further action by the holders of Claims or Interests.

3.                                      Issuance of the New Common Equity Comprising the Unsecured Creditor Equity

The issuance and/or distribution of the New Common Equity comprising the Unsecured Creditor Equity, in accordance with Article VI.C hereof, shall be authorized on the Effective

Date without the need for any further corporate action and without any further action by the holders of Claims or Interests.

4.                                      Exit Financing

On the Effective Date the Reorganized Debtors shall enter into the Exit Financing, the terms of which will be set forth in the Exit Financing Documents.

Confirmation shall be deemed approval of the Exit Financing (including the transactions contemplated thereby, and all actions to be taken, undertakings to be made, and obligations to be incurred and fees paid by the Debtors or the Reorganized Debtors, with the consent of the Majority Backstoppers, in connection therewith), to the extent not approved by the Court previously, and the Reorganized Debtors, with the consent of the Majority Backstoppers, are authorized to execute and deliver those documents necessary or appropriate to obtain the Exit Financing, including the Exit Financing Documents, without further notice to or order of the Court, act or action under applicable law, regulation, order, or rule or vote, consent, authorization, or approval of any Person (other than the Majority Backstoppers), subject to such modifications as the Reorganized Debtors may deem to be necessary to consummate the Exit Financing.

C.                                    Corporate Existence

Except as otherwise provided in the Plan or any agreement, instrument, or other document incorporated in the Plan or the Plan Supplement, on the Effective Date, each Debtor shall continue to exist after the Effective Date as a separate corporation, limited liability company, partnership, or other form of entity, as the case may be, with all the powers of a corporation, limited liability company, partnership, or other form of entity, as the case may be, pursuant to the applicable law in the jurisdiction in which each applicable Debtor is incorporated or formed and pursuant to the respective certificate of incorporation and by-laws (or other analogous formation documents) in effect before the Effective Date, except to the extent such certificate of incorporation and bylaws (or other analogous formation documents) are amended, with the consent of the Majority Backstoppers, by the Plan or otherwise, and to the extent such documents are amended, such documents are deemed to be amended pursuant to the Plan and require no further action or approval (other than any requisite filings required under applicable state, provincial, or federal law).

D.                                    Vesting of Assets in the Reorganized Debtors

Except as otherwise provided in the Plan, on the Effective Date, all property in each Estate, all Causes of Action, and any property acquired by any of the Debtors, including Interests held by the Debtors in Non-Debtor Subsidiaries, pursuant to the Plan shall vest in each respective Reorganized Debtor, free and clear of all Liens, Claims, charges, or other encumbrances.  On and after the Effective Date, except as otherwise provided in the Plan, each Reorganized Debtor may operate its business and may use, acquire, or dispose of property, and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

After the Effective Date, the Reorganized Debtors may present Court order(s) or assignment(s) suitable for filing in the records of every county or governmental agency where the property vested in accordance with the foregoing paragraph is or was located, which provide that such property is conveyed to and vested in the Reorganized Debtors.  The Court order(s) or assignment(s) may designate all Liens, Claims, encumbrances, or other interests which appear of record and/or from which the property is being transferred, assigned and/or vested free and clear of.  This Plan shall be conclusively deemed to be adequate notice that such Lien, Claim, encumbrance, or other interest is being extinguished and no notice, other than by this Plan, shall be given prior to the presentation of such Court order(s) or assignment(s).  Any Person having a Lien, Claim, encumbrance, or other interest against any of the property vested in accordance with the foregoing paragraph shall be conclusively deemed to have consented to the transfer, assignment and vesting of such property to or in the Reorganized Debtors free and clear of all Liens, Claims, charges or other encumbrances by failing to object to confirmation of this Plan, except as otherwise provided in this Plan.

E.                                     Cancellation of Existing Securities

Except as otherwise provided in the Plan:  (1) the obligations of the Debtors under the DIP Credit Agreement, the Bridge Financing Facility, the Second Lien Credit Agreement, and the Indenture, all Interests in MHRC, and each certificate, share, note, bond, indenture, purchase right, option, warrant, or other instrument or document, directly or indirectly, evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors or giving rise to any Claim or Interest shall be cancelled and the Debtors and the Reorganized Debtors shall not have any continuing obligations thereunder; provided that such cancellation of the Second Lien Credit Agreement and such certificates, shares, notes, bonds, indentures, purchase rights, options, warrants, or other instruments or documents shall be only with respect to the Debtors and Reorganized Debtors and shall not (subject in all cases to the release provision set forth in Article VIII) alter the rights or obligations of any non-Debtor parties vis-à-vis one another with respect to the Second Lien Credit Agreement or such certificates, shares, notes, bonds, indentures, purchase rights, options, warrants, or other instruments or documents; and (2) the obligations of the Debtors pursuant, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws, or certificate or articles of incorporation or similar documents governing the shares, certificates, notes, bonds, purchase rights, options, warrants, or other instruments or documents evidencing or creating any indebtedness or obligation of the Debtors shall be released and discharged; provided that notwithstanding Confirmation or the occurrence of the Effective Date, any such indenture or agreement that governs the rights of the holder of a Claim or Interest shall continue in effect for purposes of enabling holders of Allowed Claims and Allowed Interests to receive distributions under the Plan as provided herein; provided, further, that the preceding proviso shall not affect the discharge of Claims or Interests pursuant to the Bankruptcy Code, the Confirmation Order, or the Plan or result in any expense or liability to the Reorganized Debtors, except to the extent set forth in or provided for under the Plan; provided, further, that nothing in this section shall effect a cancellation of any New Common Equity, Intercompany Interests, or Intercompany Claims.

In addition to the foregoing, the Indenture shall continue in effect solely to the extent necessary to (i) allow a disbursing agent or the Indenture Trustee to make distributions to the Noteholders; (ii) permit the Indenture Trustee to assert its Indenture Trustee Charging Lien;

(iii) allow the Indenture Trustee to maintain any right of indemnification, contribution, subrogation or any other claim or entitlement it may have under the Indenture; (iv) permit the Indenture Trustee to appear before the Bankruptcy Court after the Effective Date; (v) permit the Indenture Trustee to perform any functions that are necessary to effectuate the foregoing; and (vi) to exercise its rights and obligations relating to the interests of Noteholders.

On and after the Effective Date, all duties and responsibilities of the DIP Facility Agent under the DIP Credit Agreement, Bridge Facility Agent under the Bridge Financing Facility, the Second Lien Agent under the Second Lien Credit Agreement, and the Indenture Trustee under the Indenture, as applicable, shall be discharged unless otherwise specifically set forth in or provided for under the Plan or the Plan Supplement.

If the record holder of the Notes is DTC or its nominee or another securities depository or custodian thereof, and such Notes are represented by a global security held by or on behalf of DTC or such other securities depository or custodian, then each such holder of the Notes shall be deemed to have surrendered such holder’s note, debenture or other evidence of indebtedness upon surrender of such global security by DTC or such other securities depository or custodian thereof.

F.                                      Corporate Action

Upon the Effective Date, or as soon thereafter as is reasonably practicable, all actions contemplated by the Plan shall be deemed authorized and approved by the Court in all respects, including, as applicable:  (1) entry into the Exit Financing; (2) execution and delivery of the Exit Financing Documents; (3) the issuance of the New Common Equity; (4) selection of the directors and officers for Reorganized MHRC and the other Reorganized Debtors; (5) the right of the New MHRC Board to adopt a Management Incentive Plan on terms and conditions determined by the New MHRC Board in accordance with Article IV.N of the Plan; (6) implementation of the Restructuring Transactions; (7) the Eureka Employee Transfer (in accordance with agreements between and among the Debtors and the Eureka Entities, it being understood that no such agreement shall constitute a waiver of any Claims or Causes of Action between and among the Debtors and the Eureka Entities, except to the extent specifically set forth in such agreement); (8) the appointment of the Creditor Claim Representative; (9) the funding and establishment of the Unsecured Creditor Distribution Trust; and (10)  all other actions contemplated by the Plan (whether to occur before, on, or after the Effective Date).  Upon the Effective Date, all matters provided for in the Plan involving the corporate structure of Reorganized MHRC and the other Reorganized Debtors, and any corporate action required by the Debtors, Reorganized MHRC, or the other Reorganized Debtors in connection with the Plan (including any items listed in the first sentence of this paragraph) shall be deemed to have occurred and shall be in effect, without any requirement of further action by the security holders, directors, or officers of the Debtors, Reorganized MHRC or the other Reorganized Debtors, other than the consent of the Majority Backstoppers, as applicable.  On or (as applicable) before the Effective Date, the appropriate officers of the Debtors, Reorganized MHRC, or the other Reorganized Debtors shall be authorized and (as applicable) directed to issue, execute, and deliver the agreements, documents, securities, and instruments contemplated by the Plan (or necessary or desirable to effect the transactions contemplated by the Plan) in the name of and on behalf of Reorganized MHRC and the other Reorganized Debtors, including the Exit Financing Documents and any and all other agreements, documents, securities, and instruments relating to the foregoing, to the extent not previously authorized by the Court.  The authorizations and approvals contemplated by this Article IV.F shall be effective notwithstanding any requirements under non-bankruptcy law.

G.                                    New Organizational Documents

To the extent required under the Plan or applicable non-bankruptcy law, Reorganized MHRC and the other Reorganized Debtors will, on or as soon as practicable after the Effective Date, file their respective New Organizational Documents with the applicable Secretaries of State and/or other applicable authorities in their respective states, provinces, or countries of incorporation in accordance with the corporate laws of the respective states, provinces, or countries of incorporation.  Pursuant to section 1123(a)(6) of the Bankruptcy Code, the New Organizational Documents of the Reorganized Debtors will prohibit the issuance of non-voting equity securities and will comply with all other applicable provisions of section 1123(a)(6) of the Bankruptcy Code regarding the distribution of power among, and dividends to be paid to, different classes of voting securities.  After the Effective Date, Reorganized MHRC and the other Reorganized Debtors, as applicable, may amend and restate their respective New Organizational Documents and other constituent documents as permitted by the laws of their respective states, provinces, or countries of incorporation and their respective New Organizational Documents.

On the Effective Date, the New Organizational Documents, including, upon agreement by the Debtors and the Majority Backstoppers, the New Shareholders’ Agreement, substantially in forms to be filed with the Plan Supplement, shall be deemed to be valid, binding, and enforceable in accordance with their terms and provisions, such terms and provisions being satisfactory to the Majority Backstoppers and the Reorganized Debtors.  If a New Shareholders’ Agreement is put in place, any holder of a Claim that is to be issued and/or distributed shares of New Common Equity pursuant to the Plan, including any issuance and/or distribution following the Effective Date of the New Common Equity comprising the Unsecured Creditor Equity, shall be deemed to have duly executed and delivered to Reorganized MHRC a counterpart to the New Shareholders’ Agreement, as the same may be amended or modified from time to time following the Effective Date in accordance with its terms.

H.                                   Directors and Officers of the Reorganized Debtors

As of the Effective Date, the term of the current members of the board of directors of the Debtors shall expire, and the initial boards of directors, including the New Boards, as well as the officers of each of the Reorganized Debtors, shall be appointed in accordance with the New Organizational Documents and other constituent documents of each Reorganized Debtor.  As set forth in the Restructuring Support Agreement, the initial New MHRC Board shall consist of:  (a) two persons selected by the Noteholder Backstoppers; (b) two persons selected by the Second Lien Backstoppers; (c) the Chief Executive Officer of Reorganized MHRC; (d) one person jointly selected by the Noteholder Backstoppers and the Second Lien Backstoppers, who shall serve as the non-executive chairman; and (e) one person selected by the Noteholder Backstoppers, based upon a slate of three candidates jointly determined by the Noteholder Backstoppers and the Second Lien Backstoppers.  The identity of the individuals who will serve on the New Boards will be disclosed on or prior to the Confirmation Hearing.  Successors will be elected in accordance with the New Organizational Documents.  It is currently anticipated that

Gary C. Evans shall be the Chief Executive Officer of Reorganized MHRC and the other members of the Debtors’ management team as of the Effective Date will remain in their same positions.

Pursuant to section 1129(a)(5) of the Bankruptcy Code, the Debtors will, to the extent practicable, disclose in advance of the Confirmation Hearing the identity and affiliations of any Person proposed to serve on the initial New Boards, as well as those Persons that will serve as an officer of Reorganized MHRC or any of the Reorganized Debtors.  To the extent any such director or officer is an “insider” under the Bankruptcy Code, the nature of any compensation to be paid to such director or officer will also be disclosed.  Each such director and officer shall serve from and after the Effective Date pursuant to the terms of the New Organizational Documents and other constituent documents of Reorganized MHRC and the Reorganized Debtors.

I.                                        Effectuating Documents; Further Transactions

On and after the Effective Date, Reorganized MHRC, and each of the other Reorganized Debtors, and the officers and members of the New Boards thereof, are authorized to and may issue, execute, deliver, file, or record such contracts, Securities, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Plan and the Securities issued pursuant to the Plan, including the New Common Equity, in the name of and on behalf of Reorganized MHRC or the Reorganized Debtors, without the need for any approvals, authorization, or consents except those expressly required pursuant to the Plan.

J.                                        Exemption from Certain Taxes and Fees

Pursuant to, and to the fullest extent permitted by, section 1146(a) of the Bankruptcy Code, any transfers of property pursuant to, in contemplation of, or in connection with, the Plan shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, sale or use tax, mortgage recording tax, or other similar tax or governmental assessment, and upon entry of the Confirmation Order, the appropriate state or local governmental officials or agents shall forgo the collection of any such tax or governmental assessment and accept for filing and recordation any of the foregoing instruments or other documents pursuant to such transfers of property without the payment of any such tax, recordation fee, or governmental assessment.

K.                                    Preservation of Causes of Action

In accordance with section 1123(b) of the Bankruptcy Code, but subject in all respects to Article VIII, Article IV.L, and the last sentence of the first paragraph of this Article IV.K, the Reorganized Debtors shall retain and may enforce all rights to commence and pursue, as appropriate, any and all Causes of Action, whether arising before or after the Petition Date, including any actions specifically enumerated in the Plan Supplement, and such rights to commence, prosecute, or settle such Causes of Action shall be preserved notwithstanding the occurrence of the Effective Date.  The Reorganized Debtors may pursue such Causes of Action, as appropriate, in accordance with the best interests of the Reorganized Debtors.  No Entity may rely on the absence of a specific reference in the Plan, the Plan Supplement, or the Disclosure Statement to any Causes of Action against it as any indication that the Debtors or the Reorganized Debtors will not pursue any and all available Causes of Action against it.  The Debtors or the Reorganized Debtors, as applicable, expressly reserve all rights to prosecute any and all Causes of Action against any Entity, except as otherwise expressly provided in the Plan.  Unless any Causes of Action against an Entity are expressly waived, relinquished, exculpated, released, compromised, or settled in the Restructuring Support Agreement or the Plan or a Court order, including, without limitation, pursuant to Article VIII and Article IV.L hereof, the Debtors or Reorganized Debtors, as applicable, expressly reserve all Causes of Action, for later adjudication, and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise), or laches, shall apply to such Causes of Action upon, after, or as a consequence of the Confirmation or Consummation.  For the avoidance of doubt, in no instance will any Cause of Action preserved pursuant to this Article IV.K include any claim or Cause of Action with respect to, or against, a Released Party.

In accordance with section 1123(b)(3) of the Bankruptcy Code, except as otherwise provided herein, any Causes of Action that a Debtor may hold against any Entity shall vest in the Reorganized Debtors.  The applicable Reorganized Debtors, through their authorized agents or representatives, shall retain and may exclusively enforce any and all such Causes of Action.  The Reorganized Debtors, or, if applicable, the Creditor Claims Representative, shall have the exclusive right, authority, and discretion to determine and to initiate, file, prosecute, enforce, abandon, settle, compromise, release, withdraw, or litigate to judgment any such Causes of Action, and to decline to do any of the foregoing without the consent or approval of any third party or further notice to or action, order, or approval of the Court.

L.                                     Release of Avoidance Actions

On the Effective Date the Debtors, on behalf of themselves and their estates, shall release any and all Avoidance Actions and the Debtors and the Reorganized Debtors, and any of their successors or assigns, and any Entity acting on behalf of the Debtors or the Reorganized Debtors, shall be deemed to have waived the right to pursue any and all Avoidance Actions, except (i) for Avoidance Actions commenced prior to the Confirmation Date, (ii) for Avoidance Actions brought as counterclaims or defenses to Claims asserted against the Debtors, and (iii) to the extent otherwise reserved in the Plan Supplement.  No Avoidance Actions shall revert to creditors of the Debtors, except as may be necessary to assert by the Creditor Claim Representative in accordance with (ii) or (iii) above.

M.                                 Director and Officer Liability Insurance and Indemnification

Notwithstanding anything in the Plan to the contrary, effective as of the Effective Date, the Reorganized Debtors shall be deemed to have assumed all D&O Liability Insurance Policies (including tail coverage liability insurance) pursuant to section 365(a) of the Bankruptcy Code.  Entry of the Confirmation Order will constitute the Court’s approval of the Reorganized Debtors’ assumption of each of such D&O Liability Insurance Policies.  Notwithstanding anything to the contrary contained in the Plan, Confirmation of the Plan shall not discharge, impair, or otherwise modify any indemnity obligations assumed by the foregoing assumption of the D&O Liability Insurance Policies, and each such indemnity obligation will be deemed and treated as an Executory Contract that has been assumed by the Reorganized Debtors under the Plan as to which no Proof of Claim need be filed, and shall survive the Effective Date.

Before the Petition Date, the Debtors obtained reasonably sufficient tail coverage (i.e., director, manager, and officer insurance coverage that extends beyond the end of the policy period) under a D&O Liability Insurance Policy for the current and former directors, officers, and managers.  After the Effective Date, the Reorganized Debtors shall not terminate or otherwise reduce the coverage under any D&O Liability Insurance Policy (including such tail coverage liability insurance) in effect as of the Effective Date, and all members, managers, directors, and officers of the Debtors who served in such capacity at any time prior to the Effective Date of the Plan shall be entitled to the full benefits of any such policy for the full term of such policy regardless of whether such members, managers, directors, and/or officers remain in such positions after the Effective Date of the Plan.

N.                                    Management Incentive Plan

The percentage of New Common Equity to be set aside for the Management Incentive Plan shall be up to a percentage determined by the Debtors and the Majority Backstoppers prior to the Confirmation Hearing, which maximum percentage shall be disclosed either in the Plan Supplement or the Confirmation Order.  The parameters, incentives, and eligible executives with respect to this Management Incentive Plan shall be determined by the compensation committee of the New MHRC Board, with input to be provided to the New MHRC Board designees by the Backstoppers prior to the Effective Date.  The Confirmation Order shall authorize the New MHRC Board to adopt and enter into the Management Incentive Plan, on the terms set forth in this Article IV.N.  The Management Incentive Plan shall dilute all of the New Common Equity.

O.                                    Employee and Retiree Benefits

Except as otherwise provided in the Plan or the Plan Supplement, and subject to the consent of the Majority Backstoppers (which shall be determined prior to the Confirmation Date), all written employment, severance, retirement, indemnification, and other similar employee-related agreements or arrangements in place as of the Effective Date with the Debtors and the Non-Debtor Subsidiaries, including any key employee incentive plans and/or key employee retention plans that may be approved by the Court in the Chapter 11 Cases and any items approved as part of the Confirmation Order (including, for the avoidance of doubt, all obligations arising from the Chapter 11 Compensation Order), retirement income plans and welfare benefit plans, or discretionary bonus plans or variable incentive plans regarding payment of a percentage of annual salary based on performance goals and financial targets for certain employees, shall be assumed by the Reorganized Debtors and shall remain in place after the Effective Date, as may be amended by agreement between the beneficiaries of such agreements, plans, or arrangements, on the one hand, and the Debtors, on the other hand, or, after the Effective Date, by agreement with the Reorganized Debtors, and the Reorganized Debtors will continue to honor such agreements, arrangements, programs, and plans; provided that the foregoing shall not apply to any equity-based compensation, agreement, or arrangement existing as of the Petition Date.  Nothing in the Plan shall limit, diminish, or otherwise alter the Reorganized Debtors’ defenses, claims, Causes of Action, or other rights with respect to any such contracts, agreements, policies, programs, and plans.  Notwithstanding the foregoing, pursuant to section 1129(a)(13) of the Bankruptcy Code, on and after the Effective Date, all retiree benefits (as that term is defined in section 1114 of the Bankruptcy Code), if any, shall continue to be paid in accordance with applicable law.

P.                                      Payment of Fees and Expenses of the Indenture Trustee

Prior to the Effective Date (and thereafter with respect to fees and expenses relating to post-Effective Date service under the Plan), the Debtors shall pay in Cash all unpaid reasonable and documented Indenture Trustee Fees without application or approval of the Bankruptcy Court and without a reduction to recoveries of the Noteholders.  For the avoidance of doubt, nothing herein affects the Indenture Trustee’s right to exercise its Indenture Trustee Charging Lien against distributions to holders of the Notes.

The Indenture Trustee shall provide reasonably detailed invoices to the Reorganized Debtors no later than five (5) days prior to the Effective Date (subject to redaction to preserve attorney-client privilege).  If the Reorganized Debtors dispute any requested Indenture Trustee Fees, the Reorganized Debtors shall (i) pay the undisputed portion of the Indenture Trustee Fees, and (ii) notify the Indenture Trustee of such dispute within two (2) days after presentment of the invoices by the Indenture Trustee.  Upon such notification, the Indenture Trustee shall submit such dispute for resolution by the Bankruptcy Court; provided, however, that the Bankruptcy Court’s review shall be limited to a determination under the reasonableness standard in accordance with the Indenture.  Nothing herein shall be deemed to impair, waive, discharge or negatively impact the Indenture Trustee Charging Lien.

To the extent that the Indenture Trustee provides services, or incurs costs or expenses, including professional fees, related to or in connection with the Plan, the Confirmation Order, or the Indenture before, on or after the Effective Date, the Indenture Trustee shall be entitled to receive from the Reorganized Debtors, without further Bankruptcy Court approval, reasonable compensation for such services and reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with such services.  The payment of such compensation and expenses will be made promptly and on the terms provided herein or as otherwise agreed to by the Indenture Trustee and the Reorganized Debtors.

Q.                                    Payment of Fees and Expenses of the Bridge Facility Agent

Prior to the Effective Date (and thereafter with respect to fees and expenses relating to post-Effective Date service under the Plan), the Debtors shall pay in Cash all reasonable and documented unpaid fees and expenses of the Bridge Facility Agent and its advisors, including counsel.  For the avoidance of doubt, nothing herein affects the Bridge Facility Agent’s right to indemnification and the payment of fees and expenses by the lenders pursuant to the Bridge Financing Facility.

R.                                    Payment of Fees and Expenses of the DIP Facility Agent

Prior to the Effective Date (and thereafter with respect to fees and expenses relating to post-Effective Date service under the Plan), the Debtors shall pay in Cash all reasonable and documented unpaid fees and expenses of the DIP Facility Agent and its advisors, including counsel.  For the avoidance of doubt, nothing herein affects the DIP Facility Agent’s right to indemnification and the payment of fees and expenses by the lenders pursuant to the DIP Credit Agreement.

S.                                      Payment of Fees and Expenses of the Second Lien Agent

Prior to the Effective Date (and thereafter with respect to fees and expenses relating to post-Effective Date service under the Plan), the Debtors shall pay in Cash all reasonable and documented unpaid fees and expenses of the Second Lien Agent and its advisors, including counsel.  For the avoidance of doubt, nothing herein affects the Second Lien Agent’s right to indemnification and the payment of fees and expenses by the lenders pursuant to the Second Lien Credit Agreement.

T.                                     Preservation of Royalty and Working Interests

Notwithstanding any other provision in the Plan, but subject in all respect to all payments authorized and made pursuant to the Royalty Order, on and after the Effective Date all Royalty and Working Interests shall be fully preserved and remain in full force and effect in accordance with the terms of the granting instruments or other governing documents applicable to such Royalty and Working Interests, which granting instruments and governing documents shall equally remain in full force and effect, and no Royalty and Working Interests or any liabilities and obligations arising therefrom, including payment obligations, whether arising before or after the Petition Date, shall be compromised or discharged by the Plan.

ARTICLE V.
TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

A.                                    Assumption and Rejection of Executory Contracts and Unexpired Leases

On the Effective Date, except as otherwise provided herein, all Executory Contracts or Unexpired Leases will be deemed assumed and assigned to the Reorganized Debtors or their designated assignee in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, regardless of whether such Executory Contract or Unexpired Lease is set forth on the Schedule of Assumed Executory Contracts and Unexpired Leases, other than:  (1) those that are identified on the Schedule of Rejected Executory Contracts and Unexpired Leases; (2) those that have been previously rejected by a Final Order, including those that are subject to a notice issued pursuant to the Contract Procedures Order; (3) those that are the subject of a motion to reject Executory Contracts or Unexpired Leases that is pending on the Confirmation Date; or (4) those that are subject to a motion to reject an Executory Contract or Unexpired Lease pursuant to which the requested effective date of such rejection is after the Effective Date.

Entry of the Confirmation Order shall constitute a Court order approving the assumptions, assumptions and assignments, or rejections of such Executory Contracts or Unexpired Leases as set forth in the Plan or the Schedule of Rejected Executory Contracts and Unexpired Leases and the Schedule of Assumed Executory Contracts and Unexpired Leases, pursuant to sections 365(a) and 1123 of the Bankruptcy Code.  Unless otherwise indicated, assumptions or rejections of Executory Contracts and Unexpired Leases pursuant to the Plan are effective as of the Effective Date.  Each Executory Contract or Unexpired Lease assumed pursuant to the Plan or by Court order but not assigned to a third party before the Effective Date shall re-vest in and be fully enforceable by the applicable contracting Reorganized Debtor in accordance with its terms, except as such terms may have been modified by the provisions of the Plan or any order of the Court authorizing and providing for its assumption under applicable federal law.  Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by the Court on or after the Effective Date.  Notwithstanding anything to the contrary in the Plan, (a) the Debtors or the Reorganized Debtors, as applicable, with the consent of the Majority Backstoppers, reserve the right to alter, amend, modify, or supplement the Schedule of Rejected Executory Contracts and Unexpired Leases at any time through and including 24 days after the Effective Date and (b) that certain Payment and Indemnity Agreement No. 0828, dated as of February 4, 2010 (as amended and/or supplemented thereto), between the Debtors and US Specialty Insurance Company shall be assumed, and any obligations owed to US Specialty Insurance Company with respect thereto shall be Allowed Administrative Claims under the Plan pursuant to Article II.A hereof, without the need for filing further Proofs of Claim or requests for payment of Administrative Claims.  Further, to the extent that US Specialty Insurance Company pays any Claim of a third-party on account of its obligations as surety and subrogates to such Claim, such Claim shall not be disallowed pursuant to Article VI.K.1 hereof.

B.                                    Claims Based on Rejection of Executory Contracts or Unexpired Leases

Counterparties to Executory Contracts or Unexpired Leases listed on the Schedule of Rejected Executory Contracts and Unexpired Leases shall be promptly served with a notice of rejection of Executory Contracts and Unexpired Leases substantially in the form approved by the Court pursuant to the Court order approving the Disclosure Statement.  Proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases, if any, must be filed with the Court within the earliest to occur of (1) thirty days after the date of entry of an order of the Court (including the Confirmation Order) approving such rejection or (2) thirty days after notice of any rejection that occurs after the Effective Date; provided that in no event will the deadline for filing Proofs of Claim arising from the rejection of Executory Contracts and Unexpired Leases exceed the Outside Rejection Damages Claim Deadline, and all notices of rejection of Executory Contracts and Unexpired Leases shall be served on affected counterparties at least 30 calendar days before the Outside Rejection Damages Claim Deadline.  Any Claims arising from the rejection of an Executory Contract or Unexpired Lease that are not Filed within such time will be automatically Disallowed, forever barred from assertion, and shall not be enforceable against, as applicable, the Debtors, the Reorganized Debtors, the Estates, or property of the foregoing parties, without the need for any objection by the Debtors or the Reorganized Debtors, as applicable, or further notice to, or action, order, or approval of the Court or any other Entity, and any Claim arising out of the rejection of the Executory Contract or Unexpired Lease shall be deemed fully satisfied, released, and discharged, notwithstanding anything in the Schedules or a Proof of Claim to the contrary.  Claims arising from the rejection of the Debtors’ Executory Contracts or Unexpired Leases shall be classified as General Unsecured Claims and shall be treated in accordance with Article III.B.7(a) or Article III.B.7(b) of the Plan, as applicable, and, to the extent such Claim is not a Convenience Claim, holders of such Claims shall have the option to choose the treatment afforded in the Unsecured Creditor Equity Option on their Proof of Claim form.  All notices of rejection of Executory Contracts and Unexpired Leases shall include instructions for choosing the treatment afforded in the Unsecured Creditor Equity Option on the Proof of Claim Form.

C.                                    Cure of Defaults for Assumed Executory Contracts and Unexpired Leases

Any monetary defaults under an Executory Contract or Unexpired Lease to be assumed or assumed and assigned, as reflected on a Cure Notice shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Cash on the Effective Date or as soon as reasonably practicable thereafter, subject to the limitations described below, or on such other terms as the parties to such Executory Contracts or Unexpired Leases may otherwise agree.  In the event of a dispute regarding (1) the amount of any payments to cure such a default, (2) the ability of the Reorganized Debtors or any assignee, to provide “adequate assurance of future performance” (within the meaning of section 365 of the Bankruptcy Code) under the Executory Contract or Unexpired Lease to be assumed, or (3) any other matter pertaining to assumption or assumption and assignment, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order or orders resolving the dispute and approving the assumption.

At least 14 days before the Confirmation Hearing, the Debtors shall distribute, or cause to be distributed, Cure Notices of proposed assumption or assumption and assignment and proposed amounts of Cure Claims to the applicable third parties.  Any objection by a counterparty to an Executory Contract or Unexpired Lease to a proposed assumption or assumption and assignment or related cure amount must be Filed, served and actually received by the Debtors at least seven days before the Confirmation Hearing.  Any counterparty to an Executory Contract or Unexpired Lease that fails to object timely to the proposed assumption or assumption and assignment or cure amount will be deemed to have assented to such assumption or assumption and assignment and cure amount.  Notwithstanding anything herein to the contrary, in the event that any Executory Contract or Unexpired Lease is removed from the Schedule of Rejected Executory Contracts and Unexpired Leases after such 14-day deadline, a Cure Notice of proposed assumption or assumption and assignment and proposed amounts of Cure Claims with respect to such Executory Contract or Unexpired Lease will be sent promptly to the counterparty thereof and a noticed hearing set to consider whether such Executory Contract or Unexpired Lease can be assumed or assumed and assigned.

In any case, if the Court determines that the Allowed Cure Claim with respect to any Executory Contract or Unexpired Lease is greater than the amount set forth in the applicable Cure Notice, the Debtors or Reorganized Debtors, as applicable, will have the right to add such Executory Contract or Unexpired Lease to the Schedule of Rejected Executory Contracts and Unexpired Leases, subject to the consent of the Majority Backstoppers, in which case such Executory Contract or Unexpired Lease will be deemed rejected as the Effective Date.  After such Executory Contract or Unexpired Lease is added to the Schedule of Rejected Executory Contracts and Unexpired Leases, the respective contract counterparty shall be served with a notice of rejection of Executory Contracts and Unexpired Leases and shall be given the opportunity to elect the Unsecured Creditor Equity Option in its Proof of Claim Form.

Assumption of any Executory Contract or Unexpired Lease pursuant to the Plan or otherwise shall result in the full release and satisfaction of any Claims or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or other bankruptcy-related defaults, arising under any assumed Executory Contract or Unexpired Lease at any time before the date that the Debtors assume such Executory Contract or Unexpired Lease.  Any Proofs of Claim Filed with respect to an Executory Contract or Unexpired Lease that has been assumed shall be deemed Disallowed and expunged, without further notice to or action, order, or approval of the Court.

D.                                    Indemnification Obligations

The Debtors and Reorganized Debtors shall assume the Indemnification Obligations for the current and former directors and the officers who served in such capacity at any time after the Petition Date, solely in their capacities as such, and such Indemnification Obligations shall not be modified, reduced, discharged, impaired, or otherwise affected in any way.  Notwithstanding the foregoing, nothing shall impair the ability of the Reorganized Debtors to modify indemnification obligations (whether in the bylaws, certificates of incorporation or formation, limited liability company agreements, other organizational or formation documents, board resolutions, indemnification agreements, employment contracts, or otherwise, but excluding any indemnification obligations arising under the D&O Liability Insurance Policies) arising after the Effective Date; provided that none of the Reorganized Debtors shall amend and/or restate any New Organizational Documents before the Effective Date to terminate or adversely affect any of the Reorganized Debtors’ Indemnification Obligations.  For the avoidance of doubt, nothing in this paragraph affects the assumption of any indemnification obligations arising under the D&O Liability Insurance Policies, as set forth in Article IV.Mof the Plan.

E.                                     Insurance Policies

Without limiting Article IV.M, all of the Debtors’ insurance policies and any agreements, documents, or instruments relating thereto, are treated as and deemed to be Executory Contracts under the Plan.  On the Effective Date, the Debtors shall be deemed to have assumed all insurance policies and any agreements, documents, and instruments related thereto.

F.                                      Modifications, Amendments, Supplements, Restatements, or Other Agreements

Unless otherwise provided in the Plan, each Executory Contract or Unexpired Lease that is assumed or assumed and assigned shall include all modifications, amendments, supplements, restatements, or other agreements that in any manner affect such Executory Contract or Unexpired Lease, and Executory Contracts and Unexpired Leases related thereto, if any, including easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, and any other interests, unless any of the foregoing agreements has been previously rejected or repudiated or is rejected or repudiated under the Plan.

Modifications, amendments, supplements, and restatements to prepetition Executory Contracts and Unexpired Leases that have been executed by the Debtors during the Chapter 11 Cases, with the consent of the Majority Backstoppers, shall not be deemed to alter the prepetition nature of the Executory Contract or Unexpired Lease, or the validity, priority, or amount of any Claims that may arise in connection therewith.

G.                                    Reservation of Rights

Neither the exclusion nor inclusion of any Executory Contract or Unexpired Lease on the Schedule of Rejected Executory Contracts and Unexpired Leases, nor anything contained in the Plan, shall constitute an admission by the Debtors that any such contract or lease is in fact an Executory Contract or Unexpired Lease or that any Reorganized Debtor has any liability thereunder.  If there is a dispute regarding whether a contract or lease is or was executory or unexpired at the time of assumption or rejection, the Debtors, or, after the Effective Date, the Reorganized Debtors shall have thirty (30) days following entry of a Final Order resolving such dispute to alter their treatment of such contract or lease.

H.                                   Nonoccurrence of Effective Date

In the event that the Effective Date does not occur, the Court shall retain jurisdiction with respect to any request to extend the deadline for assuming or rejecting Unexpired Leases pursuant to section 365(d)(4) of the Bankruptcy Code.

I.                                        Contracts and Leases Entered into After the Petition Date

Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the applicable Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business.  Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) that have not been rejected as of the date of Confirmation will survive and remain unaffected by entry of the Confirmation Order.

ARTICLE VI.
PROVISIONS GOVERNING DISTRIBUTIONS

A.                                    Timing and Calculation of Amounts to Be Distributed

Except as described in Article III.B.7(a), Article VI.C, and Article VI.D hereof, and unless otherwise provided in the Plan, on the Effective Date or as soon as reasonably practicable thereafter (or, if a Claim is not an Allowed Claim on the Effective Date, on the date that such Claim becomes Allowed or as soon as reasonably practicable thereafter), or, if applicable, as otherwise set forth in the Unsecured Creditor Distribution Trust Agreement, each holder of an Allowed Claim (or such holder’s affiliate), shall receive the full amount of the distributions that the Plan provides for Allowed Claims in each applicable Class.  In the event that any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.  If and to the extent that there are Disputed Claims, distributions on account of any such Disputed Claims shall be made pursuant to the provisions set forth in Article VII of the Plan and if applicable, the Unsecured Creditor Distribution Trust Agreement.  Except as otherwise provided in the Plan, holders of Claims shall not be entitled to interest, dividends, or accruals on the distributions provided for in the Plan, regardless of whether such distributions are delivered on or at any time after the Effective Date.

B.                                    Unsecured Creditor Distribution Trust

On the Effective Date, (i) the Debtors shall fund and transfer the Unsecured Creditor Cash Pool to the Unsecured Creditor Distribution Trust and (ii) the Unsecured Creditor Distribution Trust Agreement shall be deemed to be valid, binding, and enforceable in accordance with its terms and provisions.  Upon the occurrence of a Trigger Event that results in the Creditor Claim Representative becoming the Unsecured Creditor Distribution Trustee, the Reorganized Debtors shall deliver to the Creditor Claim Representative a list as of the date of the Trigger Event of each holder of a Cash Recovery General Unsecured Claim, the amount of each such holder’s Cash Recovery General Unsecured Claim, whether such claim is Allowed or Disputed, and the address and the name of a contact person for each such holder.  After the Effective Date, the Unsecured Creditor Distribution Trust Agreement may be amended in accordance with its terms without further order of the Court.  The Creditor Claim Representative shall serve as trustee for and shall administer the Unsecured Creditor Distribution Trust in accordance with the Unsecured Creditor Distribution Trust Agreement.

Except as provided herein, Cash held in the Unsecured Creditor Distribution Trust shall not constitute property of the Debtors or the Reorganized Debtors.  Distributions from the Unsecured Creditor Distribution Trust to holders of Allowed Cash Recovery General Unsecured Claims shall be made in accordance with the Unsecured Creditor Distribution Trust Agreement and the provisions governing distribution set forth in Article III, Article VI, and Article VII hereof.  In the event there is a remaining Cash balance in the Unsecured Creditor Distribution Trust following payment to all holders of Allowed Cash Recovery General Unsecured Claims and Convenience Claims, such remaining amount, if any, shall be returned to the Reorganized Debtors.

Subject to definitive guidance from the Internal Revenue Service or a court of competent jurisdiction to the contrary (including receipt by the Creditor Claim Representative of a private letter ruling if so requested, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested by the Creditor Claim Representative), the Creditor Claim Representative shall (i) treat the Unsecured Creditor Distribution Trust as a “disputed ownership fund” governed by Treasury Regulation section 1.468B-9 (and make any appropriate elections) and (ii) to the extent permitted by applicable law, report consistently with the foregoing for state and local income tax purposes.  All parties (including the Creditor Claim Representative and the holders of Claims and Interests) shall report for United States federal, state, and local income tax purposes consistently with the foregoing.  The Creditor Claim Representative shall be responsible for payment, out of the Cash assets of the Unsecured Creditor Distribution Trust, of any taxes imposed on the Unsecured Creditor Distribution Trust or its assets.

The Creditors Claim Representative may request an expedited determination of taxes of the Unsecured Creditor Distribution Trust under section 505(b) of the Bankruptcy Code for all tax returns for all taxable periods through the termination of the Unsecured Creditor Distribution Trust as set forth in the Unsecured Creditor Distribution Trust Agreement.

C.                                    Unsecured Creditor Equity

On the Effective Date and each Equity Distribution Date, Reorganized MHRC shall be authorized to issue and/or distribute (but shall not physically hold in reserve) the New Common Equity comprising the Unsecured Creditor Equity.  Issuance and distribution of New Common Equity comprising the Unsecured Creditor Equity to holders of Allowed Equity Election General Unsecured Claims shall be made in accordance with the provisions governing distribution set forth in Article III.B.7(a), Article VI, and Article VII hereof.

D.                                    The DIP True-Up and the Second Lien True-Up

On each Equity Distribution Date, Reorganized MHRC shall be authorized to issue and/or distribute (but shall not physically hold in reserve) the New Common Equity comprising the DIP True-Up and the Second Lien True-Up.  Issuance and distribution of New Common Equity (i) comprising the DIP True-Up to holders of DIP Facility Claims and DIP Backstop Claims and (ii) comprising the Second Lien True-Up to holders of Allowed Second Lien Claims shall be made in accordance with the provisions governing distribution set forth in Article III.B.7(a), Article VI, and Article VII hereof.

E.                                     Delivery of Distributions and Undeliverable or Unclaimed Distributions

1.             Delivery of Distributions

a.                                      Distribution Record Date

As of the close of business on the Distribution Record Date, the various transfer registers for each of the Classes of Claims or Interests as maintained by the Debtors, or their respective agents, shall be deemed closed, and there shall be no further changes in the record holders of any of the Claims or Interests.  The Debtors, the Reorganized Debtors, or the Creditor Claim Representative, as applicable, shall have no obligation to recognize any transfer of the Claims or Interests occurring on or after the Distribution Record Date.

b.                                      Delivery of Distributions to DIP Lenders

All distributions to holders of DIP Facility Claims as of the Distribution Record Date shall be governed by the DIP Credit Agreement.  The DIP Facility Agent shall cooperate with the Debtors and Reorganized Debtors to enable the Debtors or Reorganized Debtors to make such distributions, including providing, within three business days following the Distribution Record Date, the Debtors or Reorganized Debtors with a list of all holders of DIP Facility Claims, including the amount of DIP Facility Claims held by each such holder and the identity and address of the holder authorized to receive the distribution, in each case as of the Distribution Record Date.  Distributions to holders of DIP Facility Claims shall be deemed to have been made when reflected in the Reorganized Debtors’ stock register according to the information provided by the DIP Facility Agent.

c.                                       Delivery of Distributions to Second Lien Lenders

All distributions to holders of Second Lien Claims as of the Distribution Record Date shall be governed by the Second Lien Credit Agreement.  The Second Lien Agent shall cooperate with the Debtors and Reorganized Debtors to enable the Debtors or Reorganized Debtors to make such distributions, including providing, within three business days following the Distribution Record Date, the Debtors or Reorganized Debtors with a list of all holders of Second Lien Claims, including the amount of Second Lien Claims held by each such holder and the identity and address of the holder authorized to receive the distribution, in each case as of the Distribution Record Date.  Distributions to holders of Second Lien Claims shall be deemed to have been made when reflected in the Reorganized Debtors’ stock register according to the information provided by the Second Lien Agent.  For the avoidance of doubt, distributions to holders of Second Lien Claims pursuant to this Article VI.E.1.c shall be made by the Reorganized Debtors in their capacity as Creditor Claim Representative.

d.                                      Delivery of Distributions to Indenture Trustee

All distributions to holders of Note Claims as of the Distribution Record Date shall be deemed completed when made to the Indenture Trustee, which shall be deemed to be the holder of all Note Claims for purposes of distributions to be made hereunder.  The Indenture Trustee shall hold or direct such distributions for the benefit of the holders of Allowed Note Claims, as applicable.  As soon as practicable in accordance with the requirements set forth in this Article VI.E.1.d, the Indenture Trustee shall arrange to deliver such distributions to or on behalf of such holders of Allowed Note Claims.  Any distributions held by the Indenture Trustee or a disbursing agent shall remain subject to the right of the Indenture Trustee to assert the Indenture Trustee Charging Lien against such distributions.  For the avoidance of doubt, distributions to holders of Note Claims pursuant to this Article VI.E.1.d shall be made by the Indenture Trustee.

e.                                       Delivery of Distributions to holders of Cash Recovery General Unsecured Claims

All distributions to holders of Allowed Cash Recovery General Unsecured Claims shall be governed by the Unsecured Creditor Distribution Trust Agreement.  The Creditor Claim Representative shall not incur any liability whatsoever on account of any distributions under the Plan or the Unsecured Creditor Distribution Trust Agreement except for gross negligence or willful misconduct.

f.                                        Delivery of Distributions in General

Distributions to holders of Allowed Claims (other than holders of DIP Facility Claims, Second Lien Claims, Note Claims and Cash Recovery General Unsecured Claims) shall be made to holders of record as of the Distribution Record Date by the Debtors or the Reorganized Debtors as follows:  (1) to the signatory set forth on any of the Proofs of Claim Filed by such holder or other representative identified therein (or at the last known addresses of such holder if no Proof of Claim is Filed or if the Debtors have been notified in writing of a change of address); (2) at the addresses set forth in any written notices of address changes delivered to the Reorganized Debtors after the date of any related Proof of Claim; (3) at the addresses reflected in the Schedules if no Proof of Claim has been Filed and the Reorganized Debtors have not received a written notice of a change of address; or (4) on any counsel that has appeared in the Chapter 11 Cases on the holder’s behalf.  Subject to this Article VI, distributions under the Plan on account of Allowed Claims shall not be subject to levy, garnishment, attachment, or like legal process, so that each holder of an Allowed Claim shall have and receive the benefit of the distributions in the manner set forth in the Plan.  The Debtors and the Reorganized Debtors shall not incur any liability whatsoever on account of any distributions under the Plan except for gross negligence or willful misconduct.

2.             Minimum Distributions

No fractional shares of New Common Equity shall be distributed, and no Cash shall be distributed in lieu of such fractional amounts.  When any distribution pursuant to the Plan on account of an Allowed Claim would otherwise result in the issuance of a number of shares of New Common Equity that is not a whole number, the actual distribution of shares of New Common Equity shall be rounded as follows: (a) fractions of one-half or greater shall be rounded to the next higher whole number, and (b) fractions of less than one-half shall be rounded to the next lower whole number with no further payment therefore.  The total number of authorized shares of New Common Equity to be distributed pursuant to the Plan shall be adjusted as necessary to account for the foregoing rounding.

Holders of Allowed Claims entitled to distributions of $50 or less shall not receive distributions, and each such Claim to which this limitation applies shall be discharged pursuant to Article VIII and its holder is forever barred pursuant to Article VIII from asserting that Claim against the Reorganized Debtors or their property.

3.             Undeliverable Distributions and Unclaimed Property

In the event that any distribution to any holder is returned as undeliverable, no distribution to such holder shall be made unless and until the Debtors, the Reorganized Debtors, or the Creditor Claim Representative, as applicable, shall have determined the then-current address of such holder, at which time such distribution shall be made to such holder without interest; provided that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one year from the Effective Date.  After such date, all unclaimed property or interests in property shall be redistributed Pro Rata (it being understood that, for purposes of this Article VI.E.3, “Pro Rata” shall be determined as if the Claim underlying such unclaimed distribution had been Disallowed) without need for a further order by the Court (notwithstanding any applicable federal, provincial, or state escheat, abandoned, or unclaimed property laws to the contrary), and the Claim of any holder to such property or Interest in property shall be discharged and forever barred.

F.                                      Registration or Private Placement Exemption

Except as otherwise set forth immediately below, all shares of New Common Equity issued under the Plan, including shares of New Common Equity issued and distributed from time to time following the Effective Date of New Common Equity comprising the Unsecured Creditor Equity, will be issued without registration under the Securities Act or any similar federal, state, or local law in reliance upon section 1145 of the Bankruptcy Code.  Shares of New Common Equity issued under the Plan in reliance upon section 1145 of the Bankruptcy Code are exempt from, among other things, the registration requirements of Section 5 of the Securities Act and any other applicable U.S. state or local law requiring registration prior to the offering, issuance, distribution, or sale of Securities.  The New Common Equity issued pursuant to section 1145 of the Bankruptcy Code (a) is not “restricted securities” as defined in Rule 144(a)(3) under the Securities Act, and (b) is freely tradable and transferable by any holder thereof that (i) is not an “affiliate” of the Reorganized Debtors as defined in Rule 144(a)(1) under the Securities Act, (ii) has not been such an “affiliate” within 90 days of such transfer, (iii) has not acquired the New Common Equity from an “affiliate” within one year of such transfer, and (iv) is not an entity that is an “underwriter” as defined in subsection (b) of section 1145 of the Bankruptcy Code.  New Common Equity issued to holders of DIP Claims, DIP Backstop Fee Claims, Second Lien Claims, Note Claims, and Equity Election General Unsecured Claims, in each case in exchange for such Claims, shall be issued in reliance on section 1145 of the Bankruptcy Code.  The New Common Equity underlying the Management Incentive Plan will be issued pursuant to a registration statement or another available exemption from registration under the Securities Act and other applicable law.

Should the Reorganized Debtors elect, on or after the Effective Date, to reflect all or any portion of the ownership of the New Common Equity to be held through the facilities of the DTC, the Reorganized Debtors shall not be required to provide any further evidence other than the Plan or Confirmation Order with respect to the treatment of such applicable portion of the New Common Equity, and such Plan or Confirmation Order shall be deemed to be legal and binding obligations of the Reorganized Debtors in all respects.

The DTC shall be required to accept and conclusively rely upon the Plan and Confirmation Order in lieu of a legal opinion regarding whether the New Common Equity is exempt from registration and/or eligible for DTC book-entry delivery, settlement, and depository services.

Notwithstanding anything to the contrary in the Plan, no entity (including, for the avoidance of doubt, the DTC) may require a legal opinion regarding the validity of any transaction contemplated by the Plan, including, for the avoidance of doubt, whether the New Common Equity is exempt from registration and/or eligible for DTC book-entry delivery, settlement, and depository services.

G.                                    Compliance with Tax Requirements

In connection with the Plan, to the extent applicable, the Debtors, the Reorganized Debtors, or the Creditor Claim Representative, as applicable, shall comply with all tax withholding and reporting requirements imposed on them by any Governmental Unit, and all distributions pursuant to the Plan shall be subject to such withholding and reporting requirements.  Notwithstanding any provision in the Plan to the contrary, the Debtors, the Reorganized Debtors, or the Creditor Claim Representative, as applicable, shall be authorized to take all actions necessary or appropriate to comply with such withholding and reporting requirements, including liquidating a portion of the distribution to be made under the Plan to generate sufficient funds to pay applicable withholding taxes, withholding distributions pending receipt of information necessary to facilitate such distributions, or establishing any other mechanisms they believe are reasonable and appropriate.  The Debtors, the Reorganized Debtors, or the Creditor Claim Representative, as applicable, reserve the right to allocate all distributions made under the Plan in compliance with applicable wage garnishments, alimony, child support, and other spousal awards, liens, and encumbrances.

H.                                   Allocations

Distributions in respect of Allowed Claims shall be allocated first to the principal amount of such Claims (as determined for federal income tax purposes) and then, to the extent the consideration exceeds the principal amount of the Claims, to any portion of such Claims for accrued but unpaid interest as Allowed herein.

I.                                        No Postpetition Interest on Claims

Unless otherwise specifically provided for in an order of the Court, the Plan, or the Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on any Claims or Interests and no holder of a Claim or Interest shall be entitled to interest accruing on or after the Petition Date on any such Claim.

J.                                        Setoffs and Recoupment

The Debtors or the Reorganized Debtors, as applicable, may, but shall not be required to, setoff against or recoup from any Claims of any nature whatsoever that the Debtors or the Reorganized Debtors may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any such Claim it may have against the holder of such Claim.

K.                                    Claims Paid or Payable by Third Parties

1.             Claims Paid by Third Parties

The Creditor Claim Representative shall reduce in full a Claim, and such Claim shall be Disallowed without a Claim objection having to be Filed and without any further notice to or action, order, or approval of the Court, to the extent that the holder of such Claim receives payment in full on account of such Claim from a party that is not a Debtor or Reorganized Debtor; provided that the Creditor Claim Representative shall provide 21 days’ notice to the holder prior to any disallowance of such Claim during which period the holder may object to such disallowance, and if the parties cannot reach an agreed resolution, the matter shall be decided by the Court.  Subject to the last sentence of this paragraph, to the extent a holder of a Claim receives a distribution on account of such Claim and receives payment from a party that is not a Debtor or a Reorganized Debtor on account of such Claim, such holder shall, within fourteen days of receipt thereof, repay or return the distribution to Debtors, the Reorganized Debtors, or the Unsecured Creditor Distribution Trustee, as applicable, to the extent the holder’s total recovery on account of such Claim from the third party and under the Plan exceeds the amount of such Claim as of the date of any such distribution under the Plan.  The failure of such holder to timely repay or return such distribution shall result in the holder owing the Debtors, the Reorganized Debtors, or the Unsecured Creditor Distribution Trustee, as applicable, annualized interest at the Federal Judgment Rate on such amount owed for each Business Day after the fourteen-day grace period specified above until the amount is repaid.

2.             Claims Payable by Third Parties

No distributions under the Plan shall be made on account of an Allowed Claim that is payable pursuant to one of the Debtors’ insurance policies until the holder of such Allowed Claim has exhausted all remedies with respect to such insurance policy.  To the extent that one or more of the Debtors’ insurers agrees to satisfy in full or in part a Claim (if and to the extent adjudicated by a court of competent jurisdiction), then immediately upon such insurers’ agreement, the applicable portion of such Claim may be expunged without a Claim objection having to be Filed and without any further notice to or action, order, or approval of the Court; provided that the Creditor Claim Representative shall provide 21 days’ notice to the holder of such Claim prior to any disallowance of such Claim during which period the holder may object to such disallowance, and if the parties cannot reach an agreed resolution, the matter shall be decided by the Court.

3.             Applicability of Insurance Policies

Except as otherwise provided in the Plan, distributions to holders of Allowed Claims shall be in accordance with the provisions of any applicable insurance policy.  Nothing contained in the Plan shall constitute or be deemed a waiver of any Cause of Action that the Debtors or any Entity may hold against any other Entity, including insurers under any policies of insurance, nor shall anything contained herein constitute or be deemed a waiver by such insurers of any defenses, including coverage defenses, held by such insurers.

ARTICLE VII.
PROCEDURES FOR RESOLVING CONTINGENT,
UNLIQUIDATED, AND DISPUTED CLAIMS

A.                                    Creditor Claim Representative

1.             Identity of the Creditor Claim Representative.

With respect to Equity Election General Unsecured Claims, the Creditor Claim Representative shall be the Reorganized Debtors.  With respect to Cash Recovery General Unsecured Claims and the Unsecured Creditor Distribution Trust, the identity of the Creditor Claim Representative shall be determined as follows: (a) upon and immediately after the Effective Date, the Creditor Claim Representative shall be the Reorganized Debtors; and (b) in the event that the total aggregate amount of Allowed Cash Recovery General Unsecured Claims is in an amount such that holders of Allowed Cash Recovery General Unsecured Claims would receive a recovery of less than $0.50 on account of each dollar of their Allowed Cash Recovery General Unsecured Claims (such event, a “Trigger Event”), the Creditor Claim Representative shall be the Unsecured Creditor Distribution Trustee.  With respect to all other Claims, the Creditor Claim Representative shall be the Reorganized Debtors.

Upon the occurrence of a Trigger Event, the Reorganized Debtors shall serve the Unsecured Creditor Distribution Trustee with written notice of the Trigger Event, which notice shall include a description of the events that caused the Trigger Event.  The Reorganized Debtors shall file a notice on the docket maintained in the Chapter 11 Cases informing the Court that a Trigger Event has occurred and that the Unsecured Creditor Distribution Trustee has become the Creditor Claim Representative, and shall serve such notice to all holders of Disputed Cash Recovery General Unsecured Claims in accordance with the Unsecured Creditor Distribution Trust Agreement.  In the event that the Unsecured Creditor Distribution Trustee and the Reorganized Debtors do not agree that a Trigger Event has occurred, the identity of the Creditor Claim Representative shall be determined by order of the Court.

Promptly after the occurrence of a Trigger Event, the Reorganized Debtors shall (i) provide all relevant books and records of the Unsecured Creditor Distribution Trust to the Unsecured Creditor Distribution Trustee and (ii) take reasonable efforts to provide all such information, take all such action, and execute all such documents as reasonably requested by the Unsecured Creditor Distribution Trustee to transfer the role of the trustee of the Unsecured Creditor Distribution Trust to the Unsecured Creditor Distribution Trustee.  The Unsecured Creditor Distribution Trustee may conclusively rely on, and shall not be required to independently investigate or verify, the information provided by the Reorganized Debtors for purposes of making distributions from the Unsecured Creditor Distribution Trust and serving as trustee of the Unsecured Creditor Distribution Trust.

2.             Duties of the Creditor Claim Representative.

To the extent applicable, the Creditor Claim Representative shall be responsible for: (a) reconciling (and, if appropriate, objecting to or settling) Claims as provided for in this Article VII and, if applicable, the Unsecured Creditor Distribution Trust Agreement; (b) making distributions from the Unsecured Creditor Cash Pool to holders of Allowed Cash Recovery General Unsecured Claims in accordance with Article VI hereof, and the Unsecured Creditor Distribution Trust Agreement; (c) issuing and/or distributing shares of New Common Equity comprising the Unsecured Creditor Equity to holders of Allowed Equity Election General Unsecured Claims; and (d) serving as trustee for and administering the Unsecured Creditor Distribution Trust.

3.             Creditor Claim Representative Expenses.

With respect to expenses incurred by the Reorganized Debtors acting as the Creditor Claim Representative, all Creditor Claim Representative Expenses, including the reasonable, documented fees and expenses of legal counsel to the Creditor Claim Representative, shall be paid by the Reorganized Debtors.  With respect to expenses incurred by the Unsecured Creditor Distribution Trustee, if any, acting as the Creditor Claim Representative, all Creditor Claim Representative Expenses, including the reasonable, documented fees and expenses of legal counsel to the Creditor Claim Representative, shall be paid from the Unsecured Creditor Cash Pool in accordance with the Unsecured Creditor Distribution Trust Agreement.

4.             Mutual Cooperation.

The Reorganized Debtors and the Unsecured Creditor Distribution Trustee shall, in all instances, and regardless of the occurrence of a Trigger Event, have reasonable consultation rights over all Claims reconciliation, objection, settlement, and distribution decisions relating to Cash Recovery General Unsecured Claims, and all such decisions shall be subject to the reasonable approval of the party that is not currently acting as the Creditor Claim Representative.

B.                                    Allowance of Claims

After the Effective Date, the Creditor Claim Representative shall have and retain any and all rights and defenses that any Debtor had with respect to any Claim immediately before the Effective Date.  Except as expressly provided in the Plan or in any order entered in the Chapter 11 Cases before the Effective Date (including the Confirmation Order), no Claim shall become an Allowed Claim unless and until such Claim is deemed Allowed under the Plan or the Bankruptcy Code, or the Court has entered a Final Order, including the Confirmation Order (when it becomes a Final Order), in the Chapter 11 Cases allowing such Claim.

C.                                    Claims and Interests Administration Responsibilities

Except as otherwise specifically provided in the Plan and notwithstanding any requirements that may be imposed pursuant to Bankruptcy Rule 9019, after the Effective Date, the Creditor Claim Representative, by order of the Court, shall together have the authority: (1) to File, withdraw, or litigate to judgment objections to Claims; (2) to settle or compromise any Disputed Claim without any further notice to or action, order, or approval by the Court; and (3) to administer and adjust the Claims Register to reflect any such settlements or compromises without any further notice to or action, order, or approval by the Court.

D.                                    Estimation of Claims

Before or after the Effective Date, the Debtors or the Creditor Claim Representative, as applicable, may (but shall not be required to) at any time request that the Court estimate any Disputed Claim or that is contingent or unliquidated pursuant to section 502(c) of the Bankruptcy Code for any reason, regardless of whether any party previously has objected to such Claim or whether the Court has ruled on any such objection, and the Court shall retain jurisdiction to estimate any such Claim, including during the litigation of any objection to any Claim or during the appeal relating to such objection.  Notwithstanding any provision otherwise in the Plan, a Claim that has been expunged from the Claims Register, but that either is subject to appeal or has not been the subject of a Final Order, shall be deemed to be estimated at zero dollars, unless otherwise ordered by the Court.  In the event that the Court estimates any Claim that is disputed, contingent, or unliquidated, that estimated amount shall constitute a maximum limitation on such Claim for all purposes under the Plan (including for purposes of distributions), and the Creditor Claim Representative may elect to pursue any supplemental proceedings to object to any ultimate distribution on such Claim.  Notwithstanding section 502(j) of the Bankruptcy Code, in no event shall any holder of a Claim that has been estimated pursuant to section 502(c) of the Bankruptcy Code or otherwise be entitled to seek reconsideration of such estimation unless such holder has Filed a motion requesting the right to seek such reconsideration on or before 21 days after the date on which such Claim is estimated.  All of the aforementioned Claims and objection, estimation, and resolution procedures are cumulative and not exclusive of one another.  Claims may be estimated and subsequently compromised, settled, withdrawn, or resolved by any mechanism approved by the Court.

E.                                     Adjustment to Claims Without Objection

Any Claim that has been paid or satisfied, or any Claim that has been amended or superseded, may be adjusted or expunged on the Claims Register by the Creditor Claim Representative without a Claims objection having to be Filed and without any further notice to or action, order, or approval of the Court.

F.                                      Time to File Objections to Claims

Any objections to Claims, which, prior to the Effective Date, may be filed by any party, shall be Filed on or before the Claims Objection Deadline.

G.                                    Disallowance of Claims

Any Claims held by Entities from which property is recoverable under section 542, 543, 550, or 553 of the Bankruptcy Code or that is a transferee of a transfer avoidable under section 522(f), 522(h), 544, 545, 547, 548, 549, or 724(a) of the Bankruptcy Code, shall be deemed Disallowed pursuant to section 502(d) of the Bankruptcy Code, and holders of such Claims may not receive any distributions on account of such Claims until such time as such Causes of Action against that Entity have been settled or a Court order with respect thereto has been entered and all sums due, if any, to the Debtors by that Entity have been turned over or paid to the Debtors or the Reorganized Debtors.  All Proofs of Claim Filed on account of an indemnification obligation to a director, officer, or employee shall be deemed satisfied and expunged from the Claims Register as of the Effective Date to the extent such indemnification obligation is assumed (or honored or reaffirmed, as the case may be) pursuant to the Plan, without any further notice to or action, order, or approval of the Court.

Except as provided herein (including with respect to any counterparties to rejected Executory Contracts or Unexpired Leases who are required to file Proofs of Claim after the rejection of their contracts or leases) or otherwise agreed, any and all Proofs of Claim or requests for payment of Administrative Claims, as applicable, Filed after the applicable Claims Bar Date, Administrative Claims Bar Date, Final Administrative Claims Bar Date, Outside Rejection Damages Claim Deadline, and Governmental Bar Date, as applicable, shall be deemed Disallowed and expunged as of the Effective Date without any further shall be deemed Disallowed and expunged as of the Effective Date without any further notice to or action, order, or approval of the Court, and holders of such Claims may not receive any distributions on account of such Claims, unless on or before the Confirmation Hearing such late Filed Claim has been deemed timely Filed by a Final Order.

H.                                   Amendments to Claims

On or after the Effective Date, except as provided in the Plan or the Confirmation Order, a Claim may not be Filed or amended without the prior authorization of the Court and the Creditor Claim Representative and any such new or amended Claim Filed shall be deemed Disallowed in full and expunged without any further action, order, or approval of the Court.

I.                                        No Distributions Pending Allowance

No payment or distribution provided under the Plan shall be made on account of a Disputed Claim or portion thereof, including if an objection to a Claim or portion thereof is Filed as set forth in Article VII,  unless and until such Disputed Claim becomes an Allowed Claim.

J.                                        Distributions After Allowance

To the extent that a Disputed Claim ultimately becomes an Allowed Claim, distributions (if any) shall be made to the holder of such Allowed Claim in accordance with the provisions of the Plan and, if applicable, the Unsecured Creditor Distribution Trust Agreement.  As soon as reasonably practicable after the date that the order or judgment of the Court allowing any Disputed Claim becomes a Final Order (or, with respect to Cash Recovery General Unsecured Claims, on such other date as provided in the Unsecured Creditor Distribution Trust Agreement), the Creditor Claim Representative shall provide to the holder of such Claim the distribution (if any) to which such holder is entitled under the Plan and, if applicable, the Unsecured Creditor Distribution Trust Agreement) as of the Effective Date, without any interest, dividends, or accruals to be paid on account of such Claim unless required under applicable bankruptcy law or as otherwise provided in herein.

K.                                    Single Satisfaction of Claims

Holders of Allowed Claims may assert such Claims against each Debtor obligated with respect to such Claim, and such Claims shall be entitled to share in the recovery provided for the applicable Class of Claims against each obligated Debtor based upon the full Allowed amount of the Claim.  Notwithstanding the foregoing, in no case shall the aggregate value of all property received or retained under the Plan on account of Allowed Claims exceed 100% of the underlying Allowed Claim plus applicable interest.  For the avoidance of doubt, this shall not affect the obligation of each and every Debtor to pay U.S. Trustee Fees until such time as a particular case is closed, dismissed, or converted.

ARTICLE VIII.
SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS

A.                                    Compromise and Settlement of Claims, Interests, and Controversies

As discussed in detail in the Disclosure Statement and as otherwise provided herein, pursuant to sections 363 and 1123 of the Bankruptcy Code and Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided pursuant to the Plan, which distributions and other benefits shall be irrevocable and not subject to challenge upon the Effective Date, the provisions of the Plan, and the distributions and other benefits provided hereunder, shall constitute a good-faith compromise and settlement of all Claims, Interests, and controversies relating to the contractual, legal, and subordination rights that a holder of a Claim or Interest may have with respect to any Allowed Claim or Interest, or any distribution to be made on account of such Allowed Claim or Interest, including:

1.     the amount (if any) of the Secured portion of the Second Lien Claim, including the perfection, validity and amount of any mortgages securing the Second Lien Credit Agreement;

2.     the dispute regarding whether (and/or to what extent) the Liens and Claims granted by Triad Hunter, LLC in connection with the Debtors’ entry into the Second Lien Credit Agreement or the Indenture should be avoided as fraudulent conveyances;

3.     the validity, priority, treatment, and amount of any intercompany transfers among the Debtors, including the intercompany transfers between Magnum Hunter Resources, Inc. and Triad Hunter, LLC;

4.     the potential to recharacterize as principal (or otherwise) any adequate protection payments made to the Second Lien Lenders;

5.     any dispute regarding the appropriate allocation of general and administrative costs across the Debtors’ assets;

6.     any challenges to transfers made by the Debtors to any related entities (including any of such entities that are affiliated with or owned in part by the Debtors’ officers, including, without limitation, GreenHunter Resources, Inc.) and, to the extent the modifications to the Eureka Hunter Holdings, LLC agreements are achieved, to Eureka Hunter Holdings, LLC;

7.     the right of holders of Allowed General Unsecured Claims (other than Convenience Claims) to receive New Common Equity as a distribution on account of their Allowed Claims;

8.     the amount of the Unsecured Creditor Cash Pool and the maximum Cash recovery that a holder of an Allowed General Unsecured Claim that elects to receive a distribution of Cash instead of New Common Equity is entitled to receive therefrom;

9.     the Committee’s right to commence litigation against holders of Preferred Stock for any dividends that such holder received prior to the Petition Date; and

10.  the Committee’s right to challenge the validity, priority, and amount of any prepetition liens asserted by the lenders under the Bridge Facility and Second Lien Lenders.

The Plan shall be deemed a motion to approve the good-faith compromise and settlement of all such Claims, Interests, and controversies pursuant to Bankruptcy Rule 9019, and the entry of the Confirmation Order shall constitute the Court’s approval of the compromise or settlement of all such Claims, Interests, and controversies, as well as a finding by the Court that such compromise or settlement is in the best interests of the Debtors, their Estates, and holders of Claims and Interests and is fair, equitable, and reasonable.  In accordance with the provisions of the Plan, pursuant to Bankruptcy Rule 9019, without any further notice to or action, order, or approval of the Court, after the Effective Date, the Reorganized Debtors or the Creditor Claim Representative, as applicable (or any other party, as determined by the Debtors, and the Majority Backstoppers) may compromise and settle Claims against, and Interests in, the Debtors and their Estates and Causes of Action against other Entities.

Pursuant to Rule 408 of the Federal Rules of Evidence, this Plan, the Disclosure Statement, the Restructuring Support Agreement (and any exhibits or supplements relating to the foregoing) and all negotiations relating thereto shall not be admissible into evidence in any proceeding unless and until this Plan is consummated, and then only in accordance with this Plan.  In the event this Plan is not consummated, provisions of this Plan, the Disclosure Statement, the Restructuring Support Agreement (and any exhibits or supplements relating to the foregoing) and all negotiations relating thereto shall not be binding or probative.

B.                                    Discharge of Claims and Termination of Interests

Pursuant to section 1141(d) of the Bankruptcy Code, and except as otherwise specifically provided  in the Plan or in any contract, instrument, or other agreement or document created pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Effective Date, of Claims (including any Intercompany Claims resolved or compromised after the Effective Date by the Reorganized Debtors), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, liens on, obligations of, rights against, and interests in, the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Effective Date, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, in each case whether or not:  (a) a Proof of Claim based upon such debt or right is Filed or deemed Filed pursuant to section 501 of the Bankruptcy Code; (b) a Claim or Interest based upon such debt, right, or Interest is Allowed pursuant to section 502 of the Bankruptcy Code; or (c) the holder of such a Claim or Interest has accepted the Plan.  Any default or “event of default” by the Debtors or Affiliates with respect to any Claim or Interest that existed immediately before or on account of the Filing of the Chapter 11 Cases shall be deemed cured (and no longer continuing) as of the Effective Date.  The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the Effective Date occurring.

C.                                    Term of Injunctions or Stays

Unless otherwise provided herein or in a Final Order, all injunctions or stays arising under or entered during the Chapter 11 Cases under section 362 of the Bankruptcy Code or otherwise and in existence on the Confirmation Date, shall remain in full force and effect until the later of the Effective Date and the date set forth in the order providing for such injunction or stay.

D.                                    Release of Liens

Except as otherwise specifically provided in the Plan, the Exit Financing Documents (including in connection with any express written amendment of any mortgage, deed of trust, Lien, pledge, or other security interest under the Exit Financing Documents), or in any contract, instrument, release, or other agreement or document created pursuant to the

Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to the Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the Secured Claim that is Allowed as of the Effective Date, all mortgages, deeds of trust, Liens, pledges, or other security interests against any property of the Estates shall be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtors and their successors and assigns, in each case, without any further approval or order of the Court and without any action or Filing being required to be made by the Debtors.  In addition, at the Debtors’ or Reorganized Debtors’ sole expense, the DIP Facility Agent and the Second Lien Agent shall execute and deliver all documents reasonably requested by the Debtors, Reorganized Debtors, or administrative agent(s) for the Exit Financing to evidence the release of such mortgages, deeds of trust, Liens, pledges, and other security interests and shall authorize the Reorganized Debtors to file UCC-3 termination statements and other release documentation (to the extent applicable) with respect thereto.

E.                                     Releases by the Debtors

Pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Effective Date, each Released Party is deemed released and discharged by the Debtors, the Reorganized Debtors, and their estates from any and all Claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their estates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest, based on or relating to, or in any manner arising from, in whole or in part, the Debtors (including the management, ownership or operation thereof), the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the DIP Facility, the Bridge Financing Facility, the Second Lien Credit Agreement, the Notes, the Intercreditor Agreement, the Final DIP and Cash Collateral Order (and any payments or transfers in connection therewith), any preference or avoidance claim pursuant to sections 544, 547, 548, and 549 of the Bankruptcy Code, the formulation, preparation, dissemination, negotiation, or Filing of the Restructuring Support Agreement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Definitive Documentation, the DIP Facility, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Definitive Documentation, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date related or relating to the foregoing.  Notwithstanding anything to the contrary in the foregoing, (i) the releases set forth above do not release any (x) post-Effective Date obligations of any party or Entity under the Plan, including under any of the Restructuring Transaction, or (y) any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan, and (ii) nothing in this provision shall, nor shall it be deemed to, release any Released Party from any Claims or Causes of Action that are found, pursuant to a Final Order, to be the result of gross negligence, fraud, or willful misconduct.

Entry of the Confirmation Order shall constitute the Court’s approval, pursuant to Bankruptcy Rule 9019, of the Releases by the Debtors described in this Article VIII.E, which includes by reference each of the related provisions and definitions contained herein, and, further, shall constitute the Court’s finding that such releases are:  (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims released by such releases; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any of the Debtors or their Estates asserting any claim or cause of action released pursuant to such releases.

F.                                      Releases by Holders of Claims and Interests

As of the Effective Date, each Releasing Party is deemed to have released and discharged each Debtor, Reorganized Debtor, and Released Party from any and all Claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Debtors (including the management, ownership or operation thereof), the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the DIP Facility, Bridge Financing Facility, the Second Lien Credit Agreement, the Notes, the Intercreditor Agreement, the Final DIP and Cash Collateral Order (and any payments or transfers in connection therewith), any preference or avoidance claim pursuant to sections 544, 547, 548, and 549 of the Bankruptcy Code, the formulation, preparation, dissemination, negotiation, or Filing of the Restructuring Support Agreement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Restructuring Support Agreement, the Disclosure Statement, the Plan, the Definitive Documentation, the DIP Facility, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Definitive Documentation, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date related or relating to the foregoing.  Notwithstanding anything to the contrary in the foregoing, (i) the releases set forth above do not release any (x) post-Effective Date obligations of any party or Entity under the Plan, including under any of the Restructuring Transaction, or (y) any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan, and (ii) nothing in this provision shall, nor shall it be deemed to, release any Released Party from any Claims or Causes of Action that are found, pursuant to a Final Order, to be the result of gross negligence, fraud, or willful misconduct.

Entry of the Confirmation Order shall constitute the Court’s approval, pursuant to Bankruptcy Rule 9019, of the Releases by Holders of Claims and Interests described in this Article VIII.F, which includes by reference each of the related provisions and definitions contained herein, and, further, shall constitute the Court’s finding that such releases are:  (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims released by such releases; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any of the Releasing Parties asserting any claim or cause of action released pursuant to such releases.

G.                                    Exculpation

Except as otherwise specifically provided in the Plan, no Exculpated Party shall have or incur liability for, and each Exculpated Party is hereby released and exculpated from, any Cause of Action for any claim related to any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, Filing, or termination of the Restructuring Support Agreement and related prepetition transactions, the Disclosure Statement, the Plan, the Definitive Documentation, or any Restructuring Transaction, contract, instrument, release or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Exculpated Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Disclosure Statement, the Plan, the Restructuring Support Agreement, the Definitive Documentation, or the DIP Facility, the Filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of Securities pursuant to the Plan, or the distribution of property under the Plan, the Definitive Documentation, or any other related agreement, except for claims related to any act or omission that is determined in a final order to have constituted actual fraud, willful misconduct, or gross negligence, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan.  The Exculpated Parties (to the extent applicable) have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of, and distribution of, consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan.

H.                                   Injunction

Except as otherwise expressly provided in the Plan or for obligations issued or required to be paid pursuant to the Plan or Confirmation Order, all Entities who have held, hold, or may hold Claims or Interests that have been released pursuant to Article VIII.E or Article VIII.F of the Plan, discharged pursuant to Article VIII.B of the Plan, or are subject to exculpation pursuant to Article VIII.G of the Plan, are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Non-Debtor Subsidiaries, the Reorganized Debtors, the Released Parties, or the Exculpated Parties:  (a) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests; (b) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any such Claims or Interests; (c) creating, perfecting, or enforcing any lien or encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any such Claims or Interests; and (e) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests released or settled pursuant to the Plan.  Notwithstanding anything to the contrary in the foregoing, the injunction does not enjoin any party under the Plan or under any document, instrument, or agreement (including those attached to the Disclosure Statement or set forth in the Plan Supplement, to the extent finalized) executed to implement the Plan from bringing an action to enforce the terms of the Plan or such document, instrument, or agreement (including those attached to the Disclosure Statement or set forth in the Plan Supplement, to the extent finalized) executed to implement the Plan.

I.                                        Protection Against Discriminatory Treatment

Consistent with section 525 of the Bankruptcy Code and the Supremacy Clause of the U.S. Constitution, all Entities, including Governmental Units, shall not discriminate against the Reorganized Debtors or deny, revoke, suspend, or refuse to renew a license, permit, charter, franchise, or other similar grant to, condition such a grant to, discriminate with respect to such a grant against, the Reorganized Debtors, or another Entity with whom the Reorganized Debtors have been associated, solely because each Debtor has been a debtor under chapter 11 of the Bankruptcy Code, has been insolvent before the commencement of the Chapter 11 Cases (or during the Chapter 11 Cases but before the Debtors are granted or denied a discharge), or has not paid a debt that is dischargeable in the Chapter 11 Cases.

J.                                        Recoupment

In no event shall any holder of Claims or Interests be entitled to recoup any Claim against any claim, right, or Cause of Action of the Debtors or the Reorganized Debtors, as applicable, unless such holder actually has performed such recoupment and provided notice thereof in writing to the Debtors on or before the Confirmation Date, notwithstanding any indication in any

Proof of Claim or otherwise that such holder asserts, has, or intends to preserve any right of recoupment.

K.                                    Subordination Rights

Any distributions under the Plan to holders shall be received and retained free from any obligations to hold or transfer the same to any other holder and shall not be subject to levy, garnishment, attachment, or other legal process by any holder by reason of claimed contractual subordination rights.  Any such subordination rights shall be waived, and the Confirmation Order shall constitute an injunction enjoining any Entity from enforcing or attempting to enforce any contractual, legal, or equitable subordination rights to property distributed under the Plan, in each case other than as provided in the Plan.

L.                                     Reimbursement or Contribution

If the Court disallows a Claim for reimbursement or contribution of an Entity pursuant to section 502(e)(1)(B) of the Bankruptcy Code, then to the extent that such Claim is contingent as of the time of disallowance, such Claim shall be forever disallowed and expunged notwithstanding section 502(j) of the Bankruptcy Code, unless prior to the Confirmation Date:  (1) such Claim has been adjudicated as non-contingent; or (2) the relevant holder of a Claim has Filed a non-contingent Proof of Claim on account of such Claim and a Final Order has been entered prior to the Confirmation Date determining such Claim as no longer contingent.

ARTICLE IX.
CONDITIONS PRECEDENT TO CONFIRMATION
AND CONSUMMATION OF THE PLAN

A.                                    Conditions Precedent to the Confirmation Date

It shall be a condition to Confirmation of the Plan that the following conditions shall have been satisfied (or waived pursuant to the provisions of Article IX.C hereof):

1.                                      An order approving the Disclosure Statement shall have been entered by the Court in form and substance acceptable to the Debtors and Majority Backstoppers and shall have become a Final Order;

2.                                      An order approving the Debtors’ assumption of the Restructuring Support Agreement shall have been entered by the Court in form and substance acceptable to the Debtors and the Majority Backstoppers;

3.                                      The Confirmation Order shall have been approved by the Court in form and substance acceptable to the Debtors and Majority Backstoppers (and with respect to any provisions relating to General Unsecured Claims, the Committee);

4.                                      The Confirmation Order shall, among other things:

a.                                      authorize the Debtors and the Reorganized Debtors to take all actions necessary or appropriate to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with the Plan;

b.                                      decree that the provisions of the Confirmation Order and the Plan are nonseverable and mutually dependent;

c.                                       authorize the Reorganized Debtors to: (i) issue the New Common Equity pursuant to the exemption from registration under the Securities Act provided by either section 1145 of the Bankruptcy Code; and (ii) enter into any agreements contained in the Plan Supplement;

d.                                      decree that the Confirmation Order shall supersede any Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;

e.                                       authorize the implementation of the Plan in accordance with its terms; and

f.                                        provide that, pursuant to section 1146 of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments executed in connection with any disposition or transfer of assets contemplated under the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax (including, any mortgages or security interest filing to be recorded or filed in connection with the Exit Financing).

5.                                      The Court shall have found that adequate information and sufficient notice of the Disclosure Statement, the Plan, and the Confirmation Hearing, along with all deadlines for voting on or objecting to the Plan have been given to all relevant parties in accordance with the solicitation procedures governing such service and in substantial compliance with Bankruptcy Rules 2002(b), 3017, 9019 and 3020(b);

6.                                      The Plan and the Plan Supplement, including any exhibits, schedules, amendments, modifications, or supplements thereto, each in form and substance acceptable to the Debtors, the Majority Backstoppers (and with respect to the Description of Transaction Steps, the Unsecured Creditor Distribution Trust Agreement and Plan modifications that would materially and adversely affect the treatment of Allowed General Unsecured Claims, acceptable to the Committee) shall have been Filed subject to the terms hereof;

7.                                      The Debtors shall have received a commitment for the Exit Financing, in form and substance satisfactory to the Majority Backstoppers and the Confirmation Order shall approve the Debtors’ negotiation of and entry into the any Exit Financing Documents necessary to implement the Exit Financing; and

8.                                      The third draw under the DIP Facility shall have been made and no mutual decision shall have been made by the Debtors and the Majority Backstoppers to go forward with a sale process pursuant to section 363 of the Bankruptcy Code as provided for in the Restructuring Support Agreement.

B.                                    Conditions Precedent to the Effective Date

It shall be a condition to Consummation of the Plan that the following conditions shall have been satisfied (or waived pursuant to the provisions of Article IX.C hereof):

1.                                      Entry of the Confirmation Order in form and substance satisfactory to the Debtors and the Majority Backstoppers (and with respect to any provisions relating to General Unsecured Claims, the Committee), and such order shall have become a Final Order that has not been stayed or modified or vacated on appeal;

2.                                      The Debtors shall not be in default of the DIP Facility or the Final DIP and Cash Collateral Order (or, to the extent that the Debtors have been in default or are in default on the proposed Effective Date, such default shall have been waived by the DIP Facility Lenders or cured by the Debtors in a manner consistent with the DIP Facility);

3.                                      The total amount of any administrative expenses paid by the Debtors on the Effective Date (or prior thereto) shall not exceed the sum of (i) fees and expenses incurred by the Professionals and (ii) $20,000,000.00;

4.                                      There shall not have been a Material Adverse Change;

5.                                      All of the Backstoppers’ reasonable and documented professional fees (including legal and financial and any other special advisors retained by the Second Lien Backstoppers and the Noteholder Backstoppers either before or during the Chapter 11 Cases) and out-of-pocket expenses, including reasonable and documented professional fees and expenses incurred by the Second Lien Agent, incurred in connection with the Restructuring Transactions or any other matter in connection thereto, including, without limitation, those fees and expenses incurred during the Chapter 11 Cases, shall have been paid by the Debtors in accordance with the Restructuring Support Agreement;

6.                                      All of the DIP Facility Agent’s reasonable and documented professional fees (including legal and financial and any other special advisors retained by the DIP Facility Agent) and out-of-pocket expenses, including professional fees and expenses incurred by the DIP Facility Agent, incurred in connection with the Restructuring Transactions or any other matter in connection thereto, including, without limitation, those fees and expenses incurred during the Chapter 11 Cases, shall have been paid by the Debtors in accordance with the DIP Credit Agreement.

7.                                      All of the Bridge Facility Agent’s reasonable and documented professional fees (including legal and financial and any other special advisors retained by the Bridge Facility Agent) and out-of-pocket expenses, including professional fees and expenses incurred by the Bridge Facility Agent, incurred in connection with the Restructuring Transactions or any other matter in connection thereto, including, without limitation, those fees and expenses incurred during the Chapter 11 Cases, shall have been paid by the Debtors in accordance with the Bridge Financing Facility.

8.                                      All of the Second Lien Agent’s reasonable and documented professional fees (including legal and financial and any other special advisors retained by the Second Lien Agent) and out-of-pocket expenses, including professional fees and expenses incurred by the Second Lien Agent, incurred in connection with the Restructuring Transactions or any other matter in connection thereto, including, without limitation, those fees and expenses incurred during the Chapter 11 Cases, shall have been paid by the Debtors in accordance with the Second Lien Credit Agreement.

9.                                      The Debtors shall have, before the Petition Date, provided the Backstoppers with a summary of the total amount of fees and expenses paid to the Debtors’ financial and legal advisors since September 1, 2015, including the amounts paid to Kirkland & Ellis, LLP, Bracewell & Giuliani, LLP, and PJT Partners;

10.                               The Debtors shall not have transferred, outside of the ordinary course of business, any of their assets (as of the Effective Date) including cash on hand, to non-Debtors without the prior approval of the Majority Backstoppers or as otherwise permitted under the DIP Facility;

11.                               The Plan and the Plan Supplement, including any exhibits, schedules, amendments, modifications, or supplements thereto, and inclusive of any amendments, modifications, or supplements made after the Confirmation Date but prior to the Effective Date, shall be in form and substance acceptable to the Debtors, the Majority Backstoppers (and with respect to the Description of Transaction Steps, the Unsecured Creditor Distribution Trust Agreement, and Plan modifications that would materially and adversely affect the treatment of Allowed General Unsecured Claims, acceptable to the Committee), and made in accordance with the Article X.A of the Plan;

12.                               The Exit Financing Documents in form and substance acceptable to the Debtors and the Majority Backstoppers shall have been executed and delivered by all of the Entities that are parties thereto, and all conditions precedent (other than any conditions related to the occurrence of the Effective Date) to the consummation of the Exit Financing shall have been waived or satisfied in accordance with the terms thereof, and the closing of the Exit Financing shall be deemed to occur concurrently with the occurrence of the Effective Date;

13.                               All conditions precedent to the issuance of the New Common Equity, other than any conditions related to the occurrence of the Effective Date, shall have occurred;

14.                               The New Organizational Documents, in form and substance acceptable to the Debtors and the Majority Backstoppers, have been duly filed with the applicable authorities in the relevant jurisdictions;

15.                               All governmental and material third party approvals and consents, including Court approval, necessary in connection with the transactions contemplated by the Plan shall have been obtained, not be subject to unfulfilled conditions, and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent, or otherwise impose materially adverse conditions on such transactions;

16.                               All documents and agreements necessary to implement the Plan shall have (a) been tendered for delivery and (b) been effected or executed by all Entities party thereto, and all conditions precedent to the effectiveness of such documents and agreements shall have been satisfied or waived pursuant to the terms of such documents or agreements (including, without limitation, the Exit Financing Documents and the Unsecured Creditor Distribution Trust Agreement);

17.                               The Restructuring Support Agreement shall not have terminated and shall be in full force and effect, with all prerequisites to assumption having been satisfied, and shall not be (i) identified on the Schedule of Rejected Executory Contracts and Unexpired Leases or (ii) the subject of a pending motion to reject Executory Contracts or Unexpired Leases, and the Debtors shall be in compliance therewith;

18.                               All Allowed Professional Fee Claims approved by the Court shall have been paid in full or amounts sufficient to pay such Allowed Professional Fee Claims after the Effective Date have been placed in the Professional Fee Escrow Account pending approval of the Professional Fee Claims by the Court;

19.                               The DIP Backstop Fee shall have been paid to the Backstoppers in accordance with the Restructuring Support Agreement and the Final DIP and Cash Collateral Order;

20.                               The reasonable, actual, and documented fees and expenses of the Indenture Trustee and its counsel shall be paid in full and in Cash;

21.                               The Debtors and the Backstoppers shall have fulfilled their obligations under the Restructuring Support Agreement with respect to entry of the Chapter 11 Compensation Order, and to the extent such order is entered by the Court and has become a Final Order, all obligations arising under the Chapter 11 Compensation Order shall have been assumed, including, for the avoidance of doubt, any obligation to make payments required under the Chapter 11 Compensation Order, regardless of whether such payments are due before or after the occurrence of the Effective Date; and

22.                               The Unsecured Creditor Distribution Trust shall have been established and funded in accordance with the Plan in form and substance satisfactory to the Majority Backstoppers and the Committee.

C.                                    Waiver of Conditions

The conditions precedent to Confirmation of the Plan and to the Effective Date of the Plan set forth in this Article IX may be waived only by consent of the Debtors and the Majority Backstoppers (and, with respect to waivers of the conditions precedent in Article IX.B.1, B.11, B.13, B.16, B.22 and any other waivers of conditions precedent that would materially and adversely affect the treatment of Allowed General Unsecured Claims, the Committee without notice, leave, or order of the Court or any formal action other than proceedings to confirm or consummate the Plan.

D.                                    Substantial Consummation

“Substantial Consummation” of the Plan, as defined in 11 U.S.C. § 1101(2), shall be deemed to occur on the Effective Date.

E.                                     Effect of Non-Occurrence of Conditions to the Confirmation Date or the Effective Date

If the Confirmation Date and/or the Effective Date do not occur, the Plan shall be null and void in all respects and nothing contained in the Plan, the Disclosure Statement, or the Restructuring Support Agreement shall:  (1) constitute a waiver or release of any Claims by or Claims against or Interests in the Debtors; (2) prejudice in any manner the rights of the Debtors, any holders of a Claim or Interest or any other Entity; (3) constitute an admission, acknowledgment, offer, or undertaking by the Debtors, any holders of Claims or Interests, or any other Entity in any respect; or (4) be used by the Debtors or any Entity as evidence (or otherwise) in any litigation, including with regard to the strengths or weaknesses of any of the parties’ positions, arguments or claims.  If the Effective Date shall not have occurred by April 15, 2016, it shall be a termination event under the Restructuring Support Agreement entitling, but not requiring, a supermajority of the Backstoppers to terminate the Restructuring Support Agreement (as more fully set forth therein), in which case the Effective Date may not occur.

ARTICLE X.
MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN

A.                                    Modification and Amendments

Subject to the limitations contained herein, the Debtors reserve the right to modify the Plan (provided that such modifications are in form and substance acceptable to the Majority Backstoppers, and, with respect to modifications that would materially and adversely affect the treatment of Allowed General Unsecured Claims, the Committee) and seek Confirmation consistent with the Bankruptcy Code and, as appropriate, not resolicit votes on such modified Plan.  Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019 and those restrictions on modifications set forth in the Plan, the Debtors expressly reserve their rights to alter, amend, or modify materially the Plan (provided that such alterations, amendments, or modifications are in form and substance acceptable to the Majority Backstoppers and, with respect to alterations, amendments, or modifications that would materially and adversely affect the treatment of of Allowed General Unsecured Claims, the Committee) with respect to the Debtors, one or more times, after Confirmation, and, to the extent necessary and with the consent of the Majority Backstoppers (and with respect to alterations, amendment, or modifications that would materially and adversely affect the treatment of Allowed General Unsecured Claims, the Committee), may initiate proceedings in the Court to so alter, amend, or modify the Plan, or remedy any defect or omission, or reconcile any inconsistencies in the Plan, the Disclosure Statement, or the Confirmation Order, in such matters as may be necessary to carry out the purposes and intent of the Plan.

B.                                    Effect of Confirmation on Modifications

Entry of the Confirmation Order shall mean that all modifications or amendments to the Plan occurring after the solicitation thereof are approved pursuant to section 1127(a) of the

Bankruptcy Code and do not require additional disclosure or resolicitation under Bankruptcy Rule 3019.

C.                                    Revocation or Withdrawal of the Plan

1.                                      Right to Revoke or Withdraw.  Subject to the terms of the Restructuring Support Agreement, the Debtors reserve the right to revoke or withdraw the Plan with respect to any or all Debtors prior to the Confirmation Date; provided however that, with the consent of the Majority Backstoppers, withdrawal of the Plan as to an individual Debtor that is not a guarantor under the either the Second Lien Credit Agreement or the Indenture shall not be deemed to be a Termination Event under the Restructuring Support Agreement.

2.                                      Effect of Withdrawal, Revocation, or Non-Consummation.  If the Debtors revoke or withdraw the Plan, or if Confirmation and Consummation does not occur, then:  (1) the Plan shall be null and void in all respects; (2) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain of any Claim or Interest or Class of Claims or Interests), assumption or rejection of Executory Contracts or Unexpired Leases effected by the Plan, and any document or agreement executed pursuant to the Plan, shall be deemed null and void; and (3) nothing contained in the Plan shall:  (i) constitute a waiver or release of any Claims or Interests; (ii) prejudice in any manner the rights of the Debtors or any other Entity, including the holders of Claims or the Non-Debtor Subsidiaries; (iii) constitute an admission, acknowledgement, offer, or undertaking of any sort by the Debtors or any other Entity, including the Non-Debtor Subsidiaries; or (iv) be used by the Debtors or any Entity as evidence (or otherwise) in any litigation, including with regard to the strengths or weaknesses of any of the parties’ positions, arguments or claims.

ARTICLE XI.
RETENTION OF JURISDICTION

Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, on and after the Effective Date, the Court shall retain jurisdiction over the Chapter 11 Cases and all matters, arising out of, or related to, the Chapter 11 Cases and the Plan, including jurisdiction to:

1.                                      Allow, Disallow, determine, liquidate, classify, estimate, or establish the priority, Secured or Unsecured status, or amount of any Claim or Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any and all objections to the Secured or unsecured status, priority, amount, or allowance of Claims or Interests;

2.                                      decide and resolve all matters related to the granting and denying, in whole or in part, any applications for allowance of compensation or reimbursement of expenses to Professionals authorized pursuant to the Bankruptcy Code or the Plan;

3.                                      resolve any matters related to:  (a) the assumption and assignment or rejection of any Executory Contract or Unexpired Lease to which a Debtor is a party or with respect to which a Debtor may be liable in any manner and to hear, determine, and, if necessary, liquidate, any Claims arising therefrom, including Claims related to the rejection of an Executory Contract or Unexpired Lease, Cure Claims pursuant to section 365 of the Bankruptcy Code, or any other matter related to such Executory Contract or Unexpired Lease; (b) the Reorganized Debtors amending, modifying, or supplementing, after the Confirmation Date, pursuant to Article V hereof, any Executory Contracts or Unexpired Leases to the list of Executory Contracts and Unexpired Leases to be assumed and assigned or rejected or otherwise; and (c) any dispute regarding whether a contract or lease is or was executory or expired;

4.                                      ensure that distributions to holders of Allowed Claims and Interests are accomplished pursuant to the provisions of the Plan;

5.                                      adjudicate, decide, or resolve any motions, adversary proceedings, contested, or litigated matters, and any other matters, and grant or deny any applications involving a Debtor that may be pending on the Effective Date;

6.                                      adjudicate, decide, or resolve any and all matters related to Causes of Action by or against the Debtors;

7.                                      adjudicate, decide, or resolve any and all matters related to section 1141 of the Bankruptcy Code;

8.                                      enter and implement such orders as may be necessary or appropriate to execute, implement, or consummate the provisions of the Plan and all contracts, instruments, releases, indentures, and other agreements or documents created in connection with the Plan or the Disclosure Statement;

9.                                      enter and enforce any order for the sale of property pursuant to sections 363, 1123, or 1146(a) of the Bankruptcy Code;

10.                               resolve any cases, controversies, suits, disputes, or Causes of Action that may arise in connection with the Consummation, interpretation, or enforcement of the Plan or any Entity’s obligations incurred in connection with the Plan;

11.                               issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any Entity with Consummation or enforcement of the Plan;

12.                               resolve any cases, controversies, suits, disputes, or Causes of Action with respect to the settlements, compromises, discharges, releases, injunctions, exculpations, and other provisions contained in Article VIII hereof and enter such orders as may be necessary or appropriate to implement such releases, injunctions, and other provisions;

13.                               resolve any cases, controversies, suits, disputes, or Causes of Action with respect to the repayment or return of distributions and the recovery of additional amounts owed by the holder of a Claim or Interest for amounts not timely repaid pursuant to Article VI.K.1 hereof;

14.                               enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason modified, stayed, reversed, revoked, or vacated;

15.                               determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statement, the Confirmation Order, or the Plan Supplement;

16.                               adjudicate any and all disputes arising from or relating to distributions under the Plan or any transactions contemplated therein;

17.                               consider any modifications of the Plan, to cure any defect or omission, or to reconcile any inconsistency in any Court order, including the Confirmation Order;

18.                               determine requests for the payment of Claims and Interests entitled to priority pursuant to section 507 of the Bankruptcy Code;

19.                               hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

20.                               hear and determine all disputes involving the existence, nature, or scope of the release provisions set forth in the Plan, including any dispute relating to any liability arising out of the termination of employment or the termination of any employee or retiree benefit program, regardless of whether such termination occurred prior to or after the Effective Date;

21.                               resolve any matters related to the Unsecured Creditor Distribution Trust;

22.                               enforce all orders previously entered by the Court;

23.                               hear any other matter not inconsistent with the Bankruptcy Code;

24.                               enter an order concluding or closing the Chapter 11 Cases; and

25.                               enforce the injunction, release, and exculpation provisions set forth in Article VIII hereof.

As of the Effective Date, notwithstanding anything in this Article XI to the contrary, the Exit Financing Documents shall be governed by the respective jurisdictional provisions therein.

ARTICLE XII.
MISCELLANEOUS PROVISIONS

A.                                    Immediate Binding Effect

Subject to Article IX.A hereof and notwithstanding Bankruptcy Rules 3020(e), 6004(h), or 7062 or otherwise, upon the occurrence of the Effective Date, the terms of the Plan, the final versions of the documents contained in the Plan Supplement, and the Confirmation Order shall be immediately effective and enforceable and deemed binding upon the Debtors or the Reorganized Debtors, as applicable, and any and all holders of Claims or Interests (regardless of whether such Claims or Interests are deemed to have accepted or rejected the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, and injunctions described in the Plan, each Entity acquiring property under the Plan or the Confirmation Order, and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the

Debtors.  All Claims and debts shall be as fixed, adjusted, or compromised, as applicable, pursuant to the Plan regardless of whether any holder of a Claim or debt has voted on the Plan.

B.                                    Additional Documents

On or before the Effective Date, with the consent of the Majority Backstoppers, the Debtors may File with the Court such agreements and other documents, in form and substance satisfactory to the Majority Backstoppers, as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.  The Debtors, with the consent of the Majority Backstoppers, and all holders of Claims or Interests receiving distributions pursuant to the Plan and all other parties in interest shall, from time to time, prepare, execute, and deliver any agreements or documents and take any other actions as may be necessary or advisable to effectuate the provisions and intent of the Plan.

C.                                    Dissolution of the Committee

On the Effective Date, the Committee shall dissolve automatically and the members thereof shall be released and discharged from all rights, duties, responsibilities, and liabilities arising from, or related to, the Chapter 11 Cases and under the Bankruptcy Code.

D.                                    Reservation of Rights

Prior to the Effective Date, neither the Plan, any statement or provision contained in the Plan, nor any action taken or not taken by any Debtor with respect to the Plan, the Disclosure Statement, the Confirmation Order, or the Plan Supplement shall be or shall be deemed to be an admission or waiver of any rights of any Debtor with respect to the holders of Claims or Interests.

Prior to the Effective Date, neither the Plan, any statement or provision contained in the Plan, nor any action taken or not taken by any holder of any Claim with respect to the Plan, the Disclosure Statement, the Confirmation Order, or the Plan Supplement shall be or shall be deemed to be an admission or waiver of any rights of any claimant with respect to any Claims or Interests.

E.                                     Successors and Assigns

The rights, benefits, and obligations of any Entity named or referred to in the Plan or the Confirmation Order shall be binding on, and shall inure to the benefit of any heir, executor, administrator, successor or assign, affiliate, officer, director, manager, agent, representative, attorney, beneficiaries, or guardian, if any, of each Entity.

F.                                      Service of Documents

Any pleading, notice, or other document required by the Plan to be served on or delivered to the Debtors or Reorganized Debtors shall be served on:

Reorganized Debtors	Magnum Hunter Resources Corporation
909 Lake Carolyn Parkway, Suite 600
Irving, Texas 75039
	Attn:	Paul Johnston

Proposed Counsel to Debtors	Pachulski Stang Ziehl & Jones LLP
919 North Market Street, 17th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705(Courier
19801)
	Attn:	Laura Davis Jones
Colin R. Robinson
Joseph M. Mulvihill

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
	Attn:	Edward O. Sassower, P.C.
Brian Schartz

Kirkland & Ellis LLP
300 North LaSalle
Chicago, Illinois 60654
	Attn:	Nora S. Tauke Schweighart
Justin R. Bernbrock
Alexandra Schwarzman

United States Trustee	Office of the United States Trustee
for the District of Delaware
844 King Street, Suite 2207, Lockbox 35
Wilmington, Delaware 19810
	Attn:	Juliet Sarkessian, Esq.

Counsel to the Noteholder Backstoppers	Akin Gump Strauss Hauer & Feld LLP
Bank of America Tower
One Bryant Park
New York, NY 10036-6745
	Attn:	Michael Stamer
Arik Preis

Counsel to the Second Lien Backstoppers	Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153-0119
	Attn:	Joseph H. Smolinsky
Gary T. Holtzer

Counsel to the Committee	Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704

Attn:	Mark Somerstein
Mark Bane

G.                                    Term of Injunctions or Stays

Unless otherwise provided in the Plan or in the Confirmation Order, all injunctions or stays in effect in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code or any order of the Court, and extant on the Confirmation Date (excluding any injunctions or stays contained in the Plan or the Confirmation Order) shall remain in full force and effect until the Effective Date.  All injunctions or stays contained in the Plan or the Confirmation Order shall remain in full force and effect in accordance with their terms.

H.                                   Entire Agreement

Except as otherwise indicated, the Plan, the Confirmation Order, the Plan Supplement, the Restructuring Support Agreement, and the Exit Financing Documents supersede all previous and contemporaneous negotiations, promises, covenants, agreements, understandings, and representations on such subjects, all of which have become merged and integrated into the Plan.

I.                                        Exhibits

All exhibits and documents included in the Plan Supplement are incorporated into and are a part of the Plan as if set forth in full in the Plan.  After the exhibits and documents are Filed, copies of such exhibits and documents shall be available upon written request to the Debtors’ counsel at the address above or by downloading such exhibits and documents from the Debtors’ restructuring website at https://cases.primeclerk.com/magnumhunter or the Court’s website at www.deb.uscourts.gov.  To the extent any exhibit or document is inconsistent with the terms of the Plan, unless otherwise ordered by the Court, the non-exhibit or non-document portion of the Plan shall control.

J.                                        Nonseverability of Plan Provisions

If, prior to Confirmation, any term or provision of the Plan is held by the Court to be invalid, void, or unenforceable, the Court shall be prohibited from altering or interpreting such term or provision to make it valid or enforceable, provided that at the request of the Debtors and subject to the consent of the Majority Backstoppers (and, with respect to terms or provisions that would materially and adversely affect the treatment of holders of Allowed General Unsecured Claims, the Committee), the Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such terms or provision shall then be applicable as altered or interpreted, provided that any such alteration or interpretation shall be acceptable to the Debtors and the Majority Backstoppers (and, with respect to terms or provisions that would materially and adversely affect the treatment of Allowed General Unsecured Claims, the Committee).  The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is: (1) valid and enforceable pursuant to its terms; (2) integral to the Plan and may not be deleted or modified without the Debtors’ consent; and (3) nonseverable and mutually dependent.

K.                                    Votes Solicited in Good Faith

Upon entry of the Confirmation Order, the Debtors will be deemed to have solicited votes on the Plan in good faith and in compliance with the Bankruptcy Code, and pursuant to section 1125(e) of the Bankruptcy Code, the Debtors and each of their respective Affiliates, agents, representatives, members, principals, shareholders, officers, directors, employees, advisors, and attorneys will be deemed to have participated in good faith and in compliance with the Bankruptcy Code in the offer, issuance, sale, and purchase of Securities offered and sold under the Plan and any previous plan, and, therefore, neither any of such parties or individuals or the Reorganized Debtors will have any liability for the violation of any applicable law, rule, or regulation governing the solicitation of votes on the Plan or the offer, issuance, sale, or purchase of the Securities offered and sold under the Plan and any previous plan.

L.                                     Closing of Chapter 11 Cases

The Reorganized Debtors shall, promptly after the full administration of the Chapter 11 Cases, File with the Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Court to close the Chapter 11 Cases; provided that, following the Effective Date, the Reorganized Debtors may seek to close certain of the Chapter 11 Cases, other than the Chapter 11 Case pending for MHRC, that have been fully administered, notwithstanding the fact that the reconciliation of General Unsecured Claims is ongoing and the Cash held in the Unsecured Creditor Distribution Trust has not yet been distributed and New Common Equity comprising the Unsecured Creditor Equity has not yet been issued and distributed.

M.                                 Waiver or Estoppel

Each holder of a Claim shall be deemed to have waived any right to assert any argument, including the right to argue that its Claim should be Allowed in a certain amount, in a certain priority, Secured or not subordinated by virtue of an agreement made with the Debtors or their counsel, or any other Entity, if such agreement or the Debtors or Reorganized Debtors’ right to enter into settlements was not disclosed in the Plan, the Disclosure Statement, or papers Filed with the Court or the Notice and Claims Agent prior to the Confirmation Date.

* * * *

Respectfully submitted, as of the date first set forth above,

Dated: February 25, 2016	MAGNUM HUNTER RESOURCES
CORPORATION
on behalf of itself and all other Debtors

/s/ Gary C. Evans
Gary C. Evans
Chairman and Chief Executive Officer
909 Lake Carolyn Parkway, Suite 600
Irving, Texas 75039